                                                 FREE WRITING PROSPECTUS
                                                 Filed Pursuant to Rule 433
                                                 Registration No. 333-130545-43



                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., MANA 2007-A1

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[736,009,000] (APPROXIMATE)
                      MERRILL LYNCH ALTERNATIVE NOTE ASSET
                                 SERIES 2007-A1

                               REVISED 1/29/2007

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

     GREENPOINT MORTGAGE FUNDING, INC., WELLS FARGO BANK, N.A., AND WILSHIRE
                          CREDIT CORPORATION SERVICERS

                             WELLS FARGO BANK, N.A.
                  MASTER SERVICER AND SECURITIES ADMINISTRATOR

                               JANUARY [24], 2007

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., MANA 2007-A1

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., MANA 2007-A1

                             FREE WRITING PROSPECTUS

                               JANUARY [24], 2007

                      MERRILL LYNCH ALTERNATIVE NOTE ASSET,
                                 SERIES 2007-A1

                          [$736,009,000] (APPROXIMATE)
                               SUBJECT TO REVISION

                                                        PRINCIPAL                           EXPECTED   STATED     EXPECTED
                                       WAL (YRS)         WINDOW                               FINAL     FINAL     RATINGS
               APPROX                  (CALL(4)/        (CALL(4)/      PAYMENT   INTEREST   MATURITY  MATURITY   (MOODY'S/
  CLASS     SIZE ($)(6)     COUPON     MATURITY)        MATURITY)       DELAY     ACCRUAL      (4)       (5)        S&P)
----------  -----------  -----------  -----------  ------------------  -------  ----------  --------  --------  -----------
                         LIBOR + [ ]
Class A-1    68,226,000   (1), (2)    2.36 / 2.58    1 - 78 / 1 - 172     0     Actual/360  Jul-2013  Jan-2037    Aaa/AAA

                         LIBOR + [ ]
Class A-2A  313,025,000   (1), (2)    1.00 / 1.00     1 - 28 / 1 - 28     0     Actual/360  May-2009  Jan-2037    Aaa/AAA

                         LIBOR + [ ]
Class A-2B   87,648,000   (1), (2)    3.00 / 3.00   28 - 48 / 28 - 48     0     Actual/360  Jan-2011  Jan-2037    Aaa/AAA

                         LIBOR + [ ]
Class A-2C  117,164,000   (1), (2)    5.60 / 6.58  48 - 78 / 48 - 174     0     Actual/360  Jul-2013  Jan-2037    Aaa/AAA

                         LIBOR + [ ]
Class A-3   100,000,000   (1), (2)    2.38 / 2.60   1 - 78 /  1 - 174     0     Actual/360  Jul-2013  Jul-2037    Aaa/AAA

                         LIBOR + [ ]
Class A-2D   68,649,000   (1), (2)    2.38 / 2.60    1 - 78 / 1 - 174     0     Actual/360  Jul-2013  Jan-2037    Aaa/AAA

                         LIBOR + [ ]
Class M-1    10,961,000   (1), (3)    4.43 / 4.76  39 - 78 / 39 - 112     0     Actual/360  Jul-2013  Jan-2037   Aa1 / AA+

                         LIBOR + [ ]
Class M-2     9,743,000   (1), ((3))  4.40 / 4.68  38 - 78 / 38 - 105     0     Actual/360  Jul-2013  Jan-2037   Aa2 / AA+

                         LIBOR + [ ]
Class M-3     6,495,000    (1), (3)   4.40 / 4.61   38 - 78 / 38 - 97     0     Actual/360  Jul-2013  Jan-2037   Aa3 / AA

                         LIBOR + [ ]
Class M-4     4,871,000    (1), (3)   4.40 / 4.54   38 - 78 / 38 - 91     0     Actual/360  Jul-2013  Jan-2037    A1 / AA-

                         LIBOR + [ ]
Class M-5     4,059,000    (1), (3)   4.38 / 4.44   37 - 78 / 37 - 85     0     Actual/360  Jul-2013  Jan-2037    A2 / AA-

                         LIBOR + [ ]
Class M-6     3,653,000    (1), (3)   4.33 / 4.33   37 - 78 / 37 - 79     0     Actual/360  Jul-2013  Jan-2037    A3 / A+

                         LIBOR + [ ]
Class B-1     2,841,000    (1), (3)   4.21 / 4.21   37 - 73 / 37 - 73     0     Actual/360  Feb-2013  Jan-2037   Baa1 / A-

                         LIBOR + [ ]
Class B-2     2,841,000    (1), (3)   4.06 / 4.06   37 - 67 / 37 - 67     0     Actual/360  Aug-2012  Jan-2037   Baa2 / A-

                         LIBOR + [ ]
Class B-3     4,059,000    (1), (3)   3.74 / 3.74   37 - 59 / 37 - 59     0     Actual/360  Dec-2011  Jan-2037  Baa3 / BBB+
            -----------
   TOTAL:   804,235,000
            ===========

(1)  Subject to the related Available Funds Cap and the related Maximum Rate
     Cap.

(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-3 and Class A-2D Certificates will increase to 2x its margin on the following Distribution Date.

(3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin on the following Distribution Date.

(4)  The Certificates will be priced at 30% CPR. Assumes 10% call.

(5)  Latest maturity date for any mortgage loan plus one month.

(6) The approximate size is subject to a permitted variance in the aggregate of plus or minus 10%.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., MANA 2007-A1

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659      scott_soltas@ml.com
Brian Kane                    212-449-3660      brian_f_kane@ml.com
Charles Sorrentino            212-449-3659      charles_sorrentino@ml.com
Colin Sheen                   212-449-3659      colin_sheen@ml.com
Matthew Sawatzky              212-449-3660      Matthew_sawatzky@ml.com
Gregory Ikhilov               212-449-3659      Gregory_ikhilov@ml.com
Roger Ashworth                212-449-3659      roger_ashworth@ml.com
Edgar Seah                    +81 3 6225 7803   edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                   212-449-0752      matthew_whalen@ml.com
Paul Park                     212-449-6380      paul_park@ml.com
Tom Saywell                   212-449-2122      tom_saywell@ml.com
Tim Loughlin                  212-449-1646      timothy_loughlin@ml.com
Fred Hubert                   212-449-5071      fred_hubert@ml.com
Alice Chu                     212-449-1701      alice_chu@ml.com
Sonia Lee                     212-449-5067      sonia_lee@ml.com
Keith Singletary              212-449-9431      keith_singletary@ml.com
Calvin Look                   212-449-5029      calvin_look@ml.com
Yimin Ge                      212-449-9401      yimin_ge@ml.com
Hoi Yee Leung                 212-449-1901      hoiyee_leung@ml.com
Mark Dereska                  212-449-1008      mark_dereska@ml.com
Paul Fetch                    212-449-1002      paul_fetch@ml.com

MOODY'S
Gulmira Karaguishiyeva        201-395-6354      Gulmira.Karaguishiyeva@moodys.com

STANDARD & POOR'S
Dan Hall                      212-438-1576      Daniel_Hall@standardandpoors.com

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., MANA 2007-A1

TITLE OF OFFERED CERTIFICATES    Merrill Lynch Alternative Note Asset ("MANA"),
                                 Mortgage Loan Asset-Backed Certificates, Series
                                 2007-A1, consisting of: Class A-1 Certificates,
                                 Class A-2A, Class A-2B, Class A-2C, Class A-3
                                 and Class A-2D Certificates (collectively, the
                                 "Class A-2 Certificates", and together, with
                                 the Class A-1 Certificates, the "Class A
                                 Certificates"), Class M-1, Class M-2, Class
                                 M-3, Class M-4, Class M-5, and Class M-6
                                 Certificates (collectively, the "Class M
                                 Certificates"), Class B-1, Class B-2 and Class
                                 B-3 Certificates (collectively, the "Class B
                                 Certificates"), The Class M and Class B
                                 Certificates are collectively known as the
                                 "Subordinate Certificates". The Class A, Class
                                 M, Class B Certificates are collectively known
                                 as the "Offered Certificates".

LEAD MANAGER                     Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated

ISSUING ENTITY                   Merrill Lynch Alternative Note Asset, Series
                                 2007-A1

DEPOSITOR                        Merrill Lynch Mortgage Investors, Inc.

SPONSOR                          Merrill Lynch Mortgage Lending Inc.

SERVICERS                        GreenPoint Mortgage Funding, Inc., Wells Fargo
                                 Bank N.A., Wilshire Credit Corporation and
                                 various other servicers, none of which
                                 originated 10% or more of the mortgage loans

MASTER SERVICER AND SECURITIES   Wells Fargo Bank, N.A.
ADMINISTRATOR

TRUSTEE                          HSBC Bank USA, National Association

SWAP COUNTERPARTY                [To be determined]

CAP COUNTERPARTY                 [To be determined]

CUT-OFF DATE                     January 1, 2007

PRICING DATE                     On or about January [___], 2007

CLOSING DATE                     On or about February 9, 2007

DISTRIBUTION DATES               Distribution of principal and interest on the
                                 offered certificates will be made on the 25th
                                 day of each month or, if such day is not a
                                 business day, on the first business day
                                 thereafter, commencing in February 2007.

ERISA CONSIDERATIONS             The offered certificates will be ERISA eligible
                                 as of the Closing Date. However, while any
                                 interest rate swap agreement is in effect,
                                 employee benefit plans or other retirement
                                 arrangements may not acquire the certificates
                                 covered thereby unless such acquisition and
                                 holding is covered by and exempt under one of
                                 the investor-based exemptions issued by the
                                 Department of Labor. Investors should consult
                                 with their counsel with respect to the
                                 consequences under ERISA and the Internal
                                 Revenue Code of an ERISA Plan's acquisition and
                                 ownership of such Certificates.

LEGAL INVESTMENT                 The Senior Certificates, Class M-1, Class M-2
                                 and Class M-3 Certificates will be "mortgage
                                 related securities" for purposes of the
                                 Secondary Mortgage Market Enhancement Act of
                                 1984.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., MANA 2007-A1

TAX STATUS                       For federal income tax purposes, the Trust Fund
                                 will include two or more segregated asset
                                 pools, with respect to which elections will be
                                 made to treat each as a "real estate mortgage
                                 investment conduit" ("REMIC").

OPTIONAL TERMINATION             The Securities Administrator will attempt to
                                 terminate the trust when the aggregate stated
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 is less than or equal to 10% of the aggregate
                                 stated principal balance of the Mortgage Loans
                                 as of the Cut-Off Date. The termination will be
                                 effected by auctioning the remaining trust
                                 assets via a solicitation of bids from at least
                                 three bidders. Any such termination will occur
                                 only if the highest bid received is at least
                                 equal to the sum of (i) the aggregate
                                 outstanding stated principal balance of the
                                 Mortgage Loans, plus accrued interest thereon,
                                 (ii) any unreimbursed out-of-pocket costs and
                                 expenses and the principal portion of Advances,
                                 in each case previously incurred by the Master
                                 Servicer in the performance of its servicing
                                 obligations or by the Securities Administrator
                                 in the performance of its obligations,
                                 including conducting the auction (iii) any
                                 amounts owed to the Swap Counterparty and (iv)
                                 certain other amounts specified in the
                                 prospectus supplement.

MORTGAGE LOANS                   The mortgage pool will consist of adjustable
                                 rate first lien Alt-A mortgage loans ("Mortgage
                                 Loans") originated by GreenPoint Mortgage
                                 Funding, Inc.(60.89%), First National Bank of
                                 Nevada (19.80%) and other originators. The
                                 Mortgage Loans will be serviced by GreenPoint
                                 Mortgage Funding, Inc. (60.89%), Wells Fargo
                                 Bank, N.A. (19.80%), Wilshire Capital
                                 Corporation (10.42%) and other servicers. The
                                 information described herein is based on a
                                 statistical pool of Mortgage Loans having an
                                 aggregate principal balance of approximately
                                 $811,955,192 as of January 1, 2007. See the
                                 attached collateral descriptions for additional
                                 information on the Mortgage Loans.

                                 The mortgage pool will be divided into two groups referred to as Group 1 and Group 2.
                                 Group 1 will consist of adjustable rate
                                 mortgage loans that had a principal balance at origination of no more than $417,000 if a single-unit property (or $625,500 if the property is located in Hawaii or Alaska), $533,850 if a two-unit property (or $800,775 if the property is located in Hawaii or Alaska), $645,300 if a three-unit property (or $967,950 if the property is located in Hawaii or Alaska), or $801,950 if a four-unit property
                                 (or $1,202,925 if the property is located in Hawaii or Alaska). Group 2 will consist of adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group 1.

TOTAL DEAL SIZE                  Approximately [$804,235,000]

ADMINISTRATIVE FEES              The Master Servicer, the Servicers, mortgage
                                 insurance provider and the Securities
                                 Administrator will be paid fees of a weighted
                                 average of approximately 26 bps per annum
                                 (payable monthly) on the stated principal
                                 balance of the Mortgage Loans.

CREDIT ENHANCEMENTS              1.   Mortgage Insurance (for approximately
                                      1.00% of the mortgage pool)

                                 2.   Excess Interest

                                 3.   Over-Collateralization

                                 4.   Subordination

                                 5.   Net Swap Payments received from the Swap
                                      Counterparty (if any)

                                 6.   Cap Payments received from the Cap
                                      Counterparty (if any)

EXCESS INTEREST                  Excess interest cashflow will be available as
                                 credit enhancement.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., MANA 2007-A1

OVER-COLLATERALIZATION           The over-collateralization ("O/C") amount is
                                 equal to the excess of the aggregate principal
                                 balance of the Mortgage Loans over the
                                 aggregate principal balance of the Offered
                                 Certificates. On the Closing Date, the O/C
                                 amount will equal approximately 0.95% of the
                                 aggregate principal balance of the Mortgage
                                 Loans as of the Cut-Off Date. The trust fund
                                 will apply some or all of the Excess Interest
                                 as principal payments on the Class A
                                 Certificates until the O/C target is reached,
                                 resulting in a limited acceleration of
                                 principal of the Offered Certificates relative
                                 to the Mortgage Loans. Once the O/C target
                                 amount is reached, the acceleration feature
                                 will cease, unless it becomes necessary again
                                 to maintain the O/C target amount as described
                                 below:

                                 Initial: Approximately 0.95% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                                 Target: 0.95% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off
                                 Date before stepdown, 1.90% of current mortgage balance on or after stepdown

                                 Floor: 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

SUBORDINATION:                    CLASSES    RATING (M/S)   SUBORDINATION (1)
                                  -------    ------------   -----------------
                                  Class A      Aaa / AAA          7.05%
                                 Class M-1     Aa1 / AA+          5.70%
                                 Class M-2     Aa2 / AA+          4.50%
                                 Class M-3      Aa3 / AA          3.70%
                                 Class M-4      A1 / AA-          3.10%
                                 Class M-5      A2 / AA-          2.60%
                                 Class M-6      A3 / A+           2.15%
                                 Class B-1     Baa1 / A-          1.80%
                                 Class B-2     Baa2 / A-          1.45%
                                 Class B-3    Baa3 / BBB+         0.95%

(1) The subordination includes the initial over-collateralization level of approximately 0.95%.

CLASS SIZES:                      CLASSES    RATING (M/S)   CLASS SIZES
                                  -------    ------------   -----------
                                  Class A      Aaa / AAA       92.95%
                                 Class M-1     Aa1 / AA+       1.35%
                                 Class M-2     Aa2 / AA+       1.20%
                                 Class M-3      Aa3 / AA       0.80%
                                 Class M-4      A1 / AA-       0.60%
                                 Class M-5      A2 / AA-       0.50%
                                 Class M-6      A3 / A+        0.45%
                                 Class B-1     Baa1 / A-       0.35%
                                 Class B-2     Baa2 / A-       0.35%
                                 Class B-3    Baa3 / BBB+      0.50%

INTEREST ACCRUAL                 Interest on the Offered Certificates will
                                 initially accrue from the Closing Date to (but
                                 excluding) the first Distribution Date, and
                                 thereafter, from the prior Distribution Date to
                                 (but excluding) the current Distribution Date,
                                 on an actual/360 basis.

COUPON STEP UP                   If the optional termination of the Certificates
                                 does not occur on the first distribution date
                                 on which it can occur, (i) the margins on each
                                 class of the Class A Certificates will increase
                                 to 2x their respective margins, and (ii) the
                                 margins on each class of the Subordinate
                                 Certificates will increase to 1.5x their
                                 respective margins in each case on the
                                 following Distribution Date.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., MANA 2007-A1

SWAP CONTRACT                    The supplemental interest trust, for the
(PRELIMINARY AND SUBJECT TO      benefit for the Issuing Entity, will include a
REVISION)                        swap derivative contract for the benefit of the
                                 Certificates (the "Swap Contract") to (i)
                                 protect against interest rate risk from upward
                                 movement in one-month LIBOR, (ii) diminish
                                 basis risk associated with the hybrid
                                 adjustable-rate mortgage loans and (iii)
                                 provide additional credit enhancement in
                                 respect of the Certificates. On each
                                 Distribution Date, the supplemental interest
                                 trust will be required to make payments to the
                                 Swap Counterparty based on the applicable fixed
                                 rate and on the applicable notional balance for
                                 the Distribution Date specified in the schedule
                                 hereto and the supplemental interest trust will
                                 be entitled to receive payments from the Swap
                                 Counterparty based on one-month LIBOR and the
                                 applicable notional balance for the
                                 Distribution Date specified in the schedule
                                 hereto. The payments from the supplemental
                                 interest trust to the Swap Counterparty and
                                 from the Swap Counterparty to the supplemental
                                 interest trust on each Distribution Date will
                                 be netted so that only the net payment (the
                                 "Net Swap Payment") will be paid by the party
                                 owing the higher of the two payments on such
                                 Distribution Date. Any Net Swap Payment
                                 received from the Swap Counterparty will be
                                 available to pay current interest and any
                                 interest shortfalls, to build or maintain
                                 overcollateralization, to pay any unpaid
                                 realized loss amounts and to pay any basis risk
                                 shortfalls

CAP CONTRACT                     The supplemental interest trust, for the
(PRELIMINARY AND SUBJECT TO      benefit of the Issuing Entity, will include a
REVISION)                        cap derivative contract for the benefit of the
                                 Certificates (the "Cap Contract") to (i)
                                 protect against interest rate risk from upward
                                 movement in one-month LIBOR, (ii) diminish
                                 basis risk associated with the hybrid
                                 adjustable-rate mortgage loans and (iii)
                                 provide additional credit enhancement in
                                 respect of the Certificates. On each
                                 Distribution Date, the supplemental interest
                                 trust will be entitled to receive payments from
                                 the Cap Counterparty ("Cap Payments") based on
                                 the lesser of (a) the applicable notional
                                 balance for the Distribution Date specified in
                                 the schedule hereto and (b) the excess if any,
                                 of (A) the aggregate Certificate principal
                                 balance for the related Distribution Date over
                                 (B) the swap notional for the related
                                 Distribution Date, if the one-month LIBOR
                                 exceeds 6.00%. Any Cap Payment received from
                                 the Cap Counterparty will be available to pay
                                 current interest and any interest shortfalls,
                                 to build or maintain over-collateralization, to
                                 pay any unpaid realized loss amounts and to pay
                                 any basis risk shortfalls on the relevant
                                 Distribution Date.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., MANA 2007-A1

AVAILABLE FUNDS CAPS             Class A-1 Certificates: The per annum rate
                                 equal to the product of (i) 12, (ii) the
                                 quotient of (x) the total scheduled interest on
                                 the Group 1 Mortgage Loans based on the Net
                                 Mortgage Rates in effect on the related due
                                 date, less the pro rata portion (calculated
                                 based on the ratio of the Group 1 Mortgage
                                 Loans to the total pool of Mortgage Loans)
                                 allocable to the Group 1 Mortgage Loans of any
                                 Net Swap Payments or swap termination payments
                                 (other than defaulted swap termination
                                 payments) owed to the Swap Counterparty for
                                 such distribution date, and (y) the aggregate
                                 stated principal balance of the Group 1
                                 Mortgage Loans as of the first day of the
                                 related accrual period and (iii) a fraction,
                                 the numerator of which is 30, and the
                                 denominator of which is the actual number of
                                 days in the related accrual period.

                                 Class A-2 Certificates: The per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group 2 Mortgage Loans based on the Net
                                 Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group 2 Mortgage
                                 Loans to the total pool of Mortgage Loans) allocable to the Group 2 Mortgage Loans of any Net Swap Payments or swap termination payments
                                 (other than defaulted swap termination
                                 payments) owed to the Swap Counterparty for such distribution date, and (y) the aggregate stated principal balance of the Group 2
                                 Mortgage Loans as of the first day of the related accrual period and (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related accrual period.

                                 Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current principal balance of the related Class A Certificates) of the Class A-1
                                 Available Funds Cap and the Class A-2 Available
                                 Funds Cap.

                                 "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., MANA 2007-A1

CORRIDOR CONTRACTS               The Class A-1, Class A-2 and the Subordinate
                                 Certificates will each have the benefit of one
                                 of the three corridor contracts as specified
                                 below:

                                                                           1ML
                                                  NUMBER    BEGINNING    STRIKE,
                                                    OF     DISTRIBUTION   UPPER
                                      CLASS       MONTHS       DATE       COLLAR
                                      -----       ------  -------------  -------
                                 Class A-1
                                    Certificates     6    February 2007  10.840%
                                 Class A-2
                                    Certificates     6    February 2007  10.340%
                                 Subordinate
                                    Certificates     6    February 2007   9.995%

                                 Payments received on the related corridor contract will be available to pay amounts to the holders of the related class or classes of Certificates, in respect of shortfalls arising as a result of the application of the applicable Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

MAXIMUM RATE CAPS                The pass-through rates of each of the Offered
                                 Certificates will also be subject to a related
                                 "Maximum Rate Cap", which will be calculated in
                                 the same manner as the related Available Funds
                                 Cap, but based on the net maximum lifetime
                                 mortgage rates for the adjustable rate Mortgage
                                 Loans and the net mortgage rates for the fixed
                                 rate Mortgage Loans in the related loan group
                                 rather than the net mortgage rate. Any interest
                                 shortfall due to the application of a Maximum
                                 Rate Cap will not be reimbursed, except under
                                 limited circumstances.

SHORTFALL REIMBURSEMENT          With respect to any Class of Certificates on
                                 any Distribution Date, an amount equal to the
                                 sum of (A) the excess, if any, of (1) the
                                 amount of interest that such Class would have
                                 accrued on such Distribution Date had the
                                 pass-through rate for that Class been equal to
                                 the lesser of (a) LIBOR plus the related margin
                                 and (b) the greater of (x) the related Maximum
                                 Rate Cap for such Distribution Date and (y) a
                                 per annum rate equal to the sum of (i) the
                                 related Available Funds Cap and (ii) the
                                 product of (AA) a fraction, stated as a
                                 percentage, the numerator of which is 360 and
                                 the denominator of which is the actual number
                                 of days in the related Accrual Period and (BB)
                                 the sum of (x) a fraction, stated as a
                                 percentage, the numerator of which is an amount
                                 equal to the proceeds, if any, payable under
                                 the related Corridor Contract with respect to
                                 such Distribution Date and the denominator of
                                 which is the aggregate certificate principal
                                 balance of the related Class or Classes of
                                 Certificates immediately prior to such
                                 Distribution Date and (y) a fraction, as stated
                                 as a percentage, the numerator of which is an
                                 amount equal to any Net Swap Payments owed by
                                 the Swap Counterparty and payments from Cap
                                 Contract for such Distribution Date and the
                                 denominator of which is the aggregate Stated
                                 Principal Balance of the Mortgage Loans as of
                                 the immediately preceding Distribution Date,
                                 over (2) the amount of interest that each such
                                 Class accrued on such Distribution Date based
                                 on a pass-through rate equal to the related
                                 Available Funds Cap and (B) the unpaid portion
                                 of any such excess from the prior Distribution
                                 Date (and interest accrued thereon at the
                                 current applicable pass-through rate for such
                                 Class, without giving effect to the related
                                 Available Funds Cap) (herein referred to as a
                                 "Carryover"). Such reimbursement will be paid
                                 only on a subordinated basis, as described
                                 below in the "Cashflow Priority" section. No
                                 such Carryover with respect to a Class will be
                                 paid to such Class once the certificate
                                 principal balance thereof has been reduced to
                                 zero.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., MANA 2007-A1

CASHFLOW PRIORITY                1.   Repayment of any unreimbursed Servicer
(Preliminary and Subject to           advances.
Revision)
                                 2.   Master Servicing fees, Servicer fees,
                                      Trustee fees, Mortgage Insurance fees and
                                      Securities Administrator fees as
                                      applicable.

                                 3. Available interest funds, as follows: to pay to the Swap Counterparty any Net Swap
                                      Payment or any swap termination payment
                                      owed to the Swap Counterparty pursuant to the Swap Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract.

                                 4.   Available interest funds not used as
                                      provided in paragraph 3 above, as follows:
                                      monthly interest, including any unpaid
                                      monthly interest from prior months,
                                      concurrently, to each class of the Class A
                                      Certificates, then monthly interest,
                                      including any unpaid monthly interest from prior months, to the Class M-1
                                      Certificates, then to the Class M-2
                                      Certificates, then to the Class M-3
                                      Certificates, then to the Class M-4
                                      Certificates, then to the Class M-5
                                      Certificates, then to the Class M-6
                                      Certificates, then to the Class B-1
                                      Certificates, then to the Class B-2
                                      Certificates and then to the Class B-3
                                      Certificates.

                                 5. Available principal funds, as follows: to pay to the Swap Counterparty any swap termination payment owed to the Swap
                                      Counterparty pursuant to the Swap Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract.

                                 6.   Available principal funds not used as
                                      provided in paragraph 5 above, as follows:
                                      monthly principal to the Class A
                                      Certificates as described under "PRINCIPAL
                                      PAYDOWN", then monthly principal to the
                                      Class M-1 Certificates, then monthly
                                      principal to the Class M-2 Certificates, then monthly principal to the Class M-3
                                      Certificates, then monthly principal to
                                      the Class M-4 Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class M-6
                                      Certificates, then monthly principal to
                                      each the Class B-1 Certificates, then
                                      monthly principal to the Class B-2
                                      Certificates and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                                 7. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to build or restore O/C to the required level.

                                 8.   Excess interest to pay subordinate
                                      principal shortfalls.

                                 9. Excess interest to pay Carryover resulting from imposition of the related Available
                                      Funds Cap.

                                 10.  Excess interest to pay to the Swap
                                      Counterparty any remaining amounts owed to the Swap Counterparty pursuant to the Swap
                                      Contract.

                                 11.  Any remaining amount will be paid in
                                      accordance with the pooling and servicing agreement and will not be available for payment to holders of the Offered
                                      Certificates.

                                 Payments received on the related Corridor
                                 Contracts will only be available to the related classes of Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero. Any excess of amounts received on the related Corridor Contract over amounts needed to pay such Carryovers on the related classes of Certificates will be distributed in respect of other classes of certificates not described herein.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., MANA 2007-A1

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates, as follows:

     1) The Group 1 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

     2) The Group 2 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

     "Group 1 Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 1 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

     "Group 2 Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 2 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

     Principal distributions allocated to the Class A-2 Certificates will be distributed on a pro-rata basis based on the certificate principal balance of the related Certificates concurrently as follows:

          a. To the Class A-2A, Class A-2B and Class A-2C Certificates sequentially as follows: first, to the Class A-2A Certificates until its certificate principal balance is reduced to zero, then to the Class A-2B Certificates until its certificate principal balance is reduced to zero, and then to the Class A-2C Certificates until its certificate principal balance is reduced to zero; and

          b. To the Class A-3 Certificates, until its principal balance is reduced to zero; and

          c. To the Class A-2D Certificates, until its certificate principal balance is reduced to zero.

If as a result of realized losses, the principal balance of the Class M and Class B Certificates are reduced to zero, the principal distribution amount for the Class A-2 Certificates will be made sequentially (i) pro rata to the Class A-2A, Class A-2B, Class A-2C and Class A-3 Certificates and then (ii) to the Class A-2D Certificates so long as such certificates are outstanding.

After the certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts referred to in (1) or (2) above, as applicable, will be distributed to the remaining Class A Certificates (i.e., whichever such class or classes remains outstanding) as the case may be. After the aggregate certificate principal balance of the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., MANA 2007-A1

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (allocated between the Class A-1 and Class A-2 Certificates as described immediately above), second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates and tenth to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level.

The required levels of subordination are approximately as follows:

 CLASS A    14.10%*
CLASS M-1   11.40%*
CLASS M-2    9.00%*
CLASS M-3    7.40%*
CLASS M-4    6.20%*
CLASS M-5    5.20%*
CLASS M-6    4.30%*
CLASS B-1    3.60%*
CLASS B-2    2.90%*
CLASS B-3    1.90%*

*    includes 2x the overcollateralization of 0.95%

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

1.   The Distribution Date is on or after the earlier of:

     i) the first Distribution Date on which the aggregate certificate principal balance of the Class A-1 and Class A-2 Certificates have been reduced to zero; and

     ii)  the later of the:

               a.   February 2010 Distribution Date; and

               b. the applicable Subordinate Class Principal Distribution Date has occurred (as described below).

2.   A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL      The first Distribution Date on which the Senior
DISTRIBUTION DATE                Enhancement Percentage (i.e., the sum of the
                                 outstanding principal balance of the
                                 subordinate Certificates and the O/C amount
                                 divided by the aggregate stated principal
                                 balance of the Mortgage Loans) is greater than
                                 or equal to the Senior Specified Enhancement
                                 Percentage (including O/C), which is equal to
                                 two times the initial Class A subordination
                                 percentage.

                                 SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

                                 14.10%

                                 or

                                 (6.10%+0.95%)*2

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., MANA 2007-A1

STEP DOWN LOSS TRIGGER EVENT     The situation that exists with respect to any
(Preliminary and Subject to      Distribution Date after the Stepdown Date, if
Revision)                        (a) the quotient of (1) the aggregate Stated
                                 Principal Balance of all Mortgage Loans 60 or
                                 more days delinquent, measured on a rolling
                                 three month basis (including Mortgage Loans in
                                 foreclosure and REO Properties) and (2) the
                                 Stated Principal Balance of all the Mortgage
                                 Loans as of the preceding master servicer
                                 remittance date, equals or exceeds the product
                                 of (i) 40.00% and (ii) the Required Percentage
                                 or (b) the quotient (expressed as a
                                 percentage)of (1) the aggregate Realized Losses
                                 incurred from the Cut-off Date through the last
                                 day of the calendar month preceding such
                                 Distribution Date and (2) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the Cut-off Date exceeds the Required Loss
                                 Percentage.

                                   DISTRIBUTION
                                       DATE
                                     OCCURRING            LOSS PERCENTAGE
                                 ----------------         ---------------
                                 February 2009 --   0.25% with respect to
                                    January 2010    February 2009, plus an
                                                    additional 1/12th of 0.40%
                                                    for each month thereafter

                                 February 2010 --   0.65% with respect to
                                    January 2011    February 2010, plus an
                                                    additional 1/12th of 0.45%
                                                    for each month thereafter

                                 February 2011 --   1.10% with respect to
                                    January 2012    February 2011, plus an
                                                    additional 1/12th of 0.50%
                                                    for each month thereafter

                                 February 2012 --   1.60% with respect to
                                    January 2013    February 2012, plus an
                                                    additional 1/12th of 0.30%
                                                    for each month thereafter

                                 February 2013      1.90%
                                   and thereafter

                                     (PRELIMINARY AND SUBJECT TO REVISION)

ALLOCATION OF REALIZED LOSSES    Allocation of Realized Losses: The principal
                                 portion of realized losses on the Mortgage
                                 Loans will be allocated as follows: first, to
                                 the excess interest, second, to the O/C Amount,
                                 until the O/C Amount is reduced to zero; and,
                                 third, to the Class B Certificates in reverse
                                 order of their numerical class designation
                                 until the respective certificate principal
                                 balance of each such class has been reduced to
                                 zero; and fourth, to the Class M Certificates
                                 in reverse order of their numerical class
                                 designation until the respective certificate
                                 principal balance of each such class has been
                                 reduced to zero. Realized losses are NOT
                                 allocated to the Class A Certificates after the
                                 certificate principal balance of each class of
                                 the Subordinate Certificates has been reduced
                                 to zero.

PROSPECTUS                       The Certificates will be described in more
                                 detail in a Prospectus which includes a
                                 Prospectus Supplement (together, the
                                 "Prospectus"). Complete information with
                                 respect to the Certificates and the Mortgage
                                 Loans will be contained in the Prospectus.

MORTGAGE LOAN TABLES             The following tables describe the Mortgage
                                 Loans and the related mortgaged properties as
                                 of the Statistical Calculation Date. The sum of
                                 the columns below may not equal the total
                                 indicated due to rounding.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., MANA 2007-A1

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-1 CERTIFICATES

BEGINNING ACCRUAL   ENDING ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
-----------------   --------------   -----------   ----------------   ----------------
     02/09/07          02/25/07       68,226,000        10.840             10.840
     02/25/07          03/25/07       66,056,683         7.059             10.840
     03/25/07          04/25/07       63,950,790         6.360             10.840
     04/25/07          05/25/07       61,907,036         6.578             10.840
     05/25/07          06/25/07       59,923,591         6.360             10.840
     06/25/07          07/25/07       57,998,678         6.578             10.840

          ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-2 CERTIFICATES

BEGINNING ACCRUAL   ENDING ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
-----------------   --------------   -----------   ----------------   ----------------
     02/09/07          02/25/07      686,486,000        10.340             10.340
     02/25/07          03/25/07      664,807,345         7.054             10.340
     03/25/07          04/25/07      643,759,025         6.356             10.340
     04/25/07          05/25/07      623,328,389         6.573             10.340
     05/25/07          06/25/07      603,497,318         6.356             10.340
     06/25/07          07/25/07      584,248,226         6.573             10.340

           ONE MONTH LIBOR CAP TABLE FOR THE SUBORDINATE CERTIFICATES

BEGINNING ACCRUAL   ENDING ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
-----------------   --------------   -----------   ----------------   ----------------
     02/09/07          02/25/07       49,523,000         9.995              9.995
     02/25/07          03/25/07       49,523,000         6.709              9.995
     03/25/07          04/25/07       49,523,000         6.011              9.995
     04/25/07          05/25/07       49,523,000         6.228              9.995
     05/25/07          06/25/07       49,523,000         6.011              9.995
     06/25/07          07/25/07       49,523,000         6.228              9.995

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., MANA 2007-A1

                             SWAP CONTRACT SCHEDULE

          BEGINNING       ENDING       NOTIONAL         FIXED
PERIOD     ACCRUAL       ACCRUAL     BALANCE ($)   STRIKE RATE (%)
------   -----------   -----------   -----------   ---------------
  1        02/09/07      02/25/07              0        N/A
  2        02/25/07      03/25/07              0        N/A
  3        03/25/07      04/25/07              0        N/A
  4        04/25/07      05/25/07              0        N/A
  5        05/25/07      06/25/07              0        N/A
  6        06/25/07      07/25/07              0        N/A
  7        07/25/07      08/25/07    671,813,518       5.100
  8        08/25/07      09/25/07    644,240,338       5.100
  9        09/25/07      10/25/07    615,445,157       5.100
  10       10/25/07      11/25/07    585,628,912       5.100
  11       11/25/07      12/25/07    555,684,367       5.100
  12       12/25/07      01/25/08    527,284,249       5.100
  13       01/25/08      02/25/08    500,350,723       5.100
  14       02/25/08      03/25/08    474,806,332       5.100
  15       03/25/08      04/25/08    450,577,788       5.100
  16       04/25/08      05/25/08    427,596,851       5.100
  17       05/25/08      06/25/08    405,804,767       5.100
  18       06/25/08      07/25/08    385,241,052       5.100
  19       07/25/08      08/25/08    365,885,204       5.100
  20       08/25/08      09/25/08    347,575,694       5.100
  21       09/25/08      10/25/08    328,907,923       5.100
  22       10/25/08      11/25/08    309,237,028       5.100
  23       11/25/08      12/25/08    290,751,890       5.100
  24       12/25/08      01/25/09    274,617,254       5.100
  25       01/25/09      02/25/09    259,758,212       5.100
  26       02/25/09      03/25/09    245,507,757       5.100
  27       03/25/09      04/25/09    232,215,324       5.100
  28       04/25/09      05/25/09    219,643,307       5.100
  29       05/25/09      06/25/09    207,757,189       5.100
  30       06/25/09      07/25/09    196,575,931       5.100

          BEGINNING      ENDING        NOTIONAL         FIXED
PERIOD     ACCRUAL       ACCRUAL     BALANCE ($)   STRIKE RATE (%)
------   -----------   -----------   -----------   ---------------
  31      7/25/2009     8/25/2009    186,079,124       5.100
  32      8/25/2009     9/25/2009    175,408,709       5.100
  33      9/25/2009    10/25/2009    163,644,689       5.100
  34     10/25/2009    11/25/2009    142,155,593       5.100
  35     11/25/2009    12/25/2009    114,893,174       5.100
  36     12/25/2009     1/25/2010    107,076,539       5.100
  37      1/25/2010     2/25/2010    100,357,427       5.100
  38      2/25/2010     3/25/2010     98,092,721       5.100
  39      3/25/2010     4/25/2010     92,124,973       5.100
  40      4/25/2010     5/25/2010     86,514,619       5.100
  41      5/25/2010     6/25/2010     81,229,871       5.100
  42      6/25/2010     7/25/2010     76,251,533       5.100
  43      7/25/2010     8/25/2010     71,558,122       5.100
  44      8/25/2010     9/25/2010     67,129,435       5.100
  45      9/25/2010    10/25/2010     62,800,905       5.100
  46     10/25/2010    11/25/2010     58,727,435       5.100
  47     11/25/2010    12/25/2010     55,091,832       5.100
  48     12/25/2010     1/25/2011     51,648,601       5.100
  49      1/25/2011     2/25/2011     48,428,452       5.100
  50      2/25/2011     3/25/2011     45,381,911       5.100
  51      3/25/2011     4/25/2011     42,284,747       5.100
  52      4/25/2011     5/25/2011     39,337,705       5.100
  53      5/25/2011     6/25/2011     36,853,307       5.100
  54      6/25/2011     7/25/2011     34,499,105       5.100
  55      7/25/2011     8/25/2011     32,219,193       5.100
  56      8/25/2011     9/25/2011     29,658,714       5.100
  57      9/25/2011    10/25/2011     26,167,445       5.100
  58     10/25/2011    11/25/2011     14,914,600       5.100

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., MANA 2007-A1

                              CAP CONTRACT SCHEDULE

         BEGINNING    ENDING      NOTIONAL         FIXED
PERIOD    ACCRUAL    ACCRUAL    BALANCE ($)   STRIKE RATE (%)
------   ---------   --------   -----------   ---------------
  1       02/09/07   02/25/07             0        N/A
  2       02/25/07   03/25/07             0        N/A
  3       03/25/07   04/25/07             0        N/A
  4       04/25/07   05/25/07             0        N/A
  5       05/25/07   06/25/07             0        N/A
  6       06/25/07   07/25/07             0        N/A
  7       07/25/07   08/25/07    26,698,968       6.000
  8       08/25/07   09/25/07    32,133,135       6.000
  9       09/25/07   10/25/07    37,718,070       6.000
  10      10/25/07   11/25/07    43,385,798       6.000
  11      11/25/07   12/25/07    48,892,717       6.000
  12      12/25/07   01/25/08    53,805,117       6.000
  13      01/25/08   02/25/08    58,166,074       6.000
  14      02/25/08   03/25/08    62,016,806       6.000
  15      03/25/08   04/25/08    65,395,815       6.000
  16      04/25/08   05/25/08    68,338,852       6.000
  17      05/25/08   06/25/08    70,878,305       6.000
  18      06/25/08   07/25/08    73,027,078       6.000
  19      07/25/08   08/25/08    74,810,524       6.000
  20      08/25/08   09/25/08    76,280,840       6.000
  21      09/25/08   10/25/08    77,854,271       6.000
  22      10/25/08   11/25/08    79,527,649       6.000
  23      11/25/08   12/25/08    80,795,386       6.000
  24      12/25/08   01/25/09    81,387,343       6.000
  25      01/25/09   02/25/09    81,657,717       6.000
  26      02/25/09   03/25/09    81,893,784       6.000
  27      03/25/09   04/25/09    81,749,946       6.000
  28      04/25/09   05/25/09    81,447,432       6.000
  29      05/25/09   06/25/09    80,992,921       6.000
  30      06/25/09   07/25/09    80,397,494       6.000

         BEGINNING    ENDING     NOTIONAL          FIXED
PERIOD    ACCRUAL    ACCRUAL    BALANCE ($)   STRIKE RATE (%)
------   ---------   --------   -----------   ---------------
  31      07/25/09   08/25/09    79,678,279       6.000
  32      08/25/09   09/25/09    79,433,569       6.000
  33      09/25/09   10/25/09    79,529,317       6.000
  34      10/25/09   11/25/09    86,729,921       6.000
  35      11/25/09   12/25/09    99,255,449       6.000
  36      12/25/09   01/25/10    95,753,067       6.000
  37      01/25/10   02/25/10    92,975,889       6.000
  38      02/25/10   03/25/10    90,235,894       6.000
  39      03/25/10   04/25/10    87,543,993       6.000
  40      04/25/10   05/25/10    84,883,315       6.000
  41      05/25/10   06/25/10    82,268,038       6.000
  42      06/25/10   07/25/10    79,699,788       6.000
  43      07/25/10   08/25/10    77,178,287       6.000
  44      08/25/10   09/25/10    74,698,380       6.000
  45      09/25/10   10/25/10    72,405,830       6.000
  46      10/25/10   11/25/10    70,156,954       6.000
  47      11/25/10   12/25/10    67,781,412       6.000
  48      12/25/10   01/25/11    65,494,751       6.000
  49      01/25/11   02/25/11    63,234,410       6.000
  50      02/25/11   03/25/11    61,021,417       6.000
  51      03/25/11   04/25/11    59,057,623       6.000
  52      04/25/11   05/25/11    57,166,020       6.000
  53      05/25/11   06/25/11    55,073,725       6.000
  54      06/25/11   07/25/11    53,067,137       6.000
  55      07/25/11   08/25/11    51,151,796       6.000
  56      08/25/11   09/25/11    49,350,984       6.000
  57      09/25/11   10/25/11    47,503,612       6.000
  58      10/25/11   11/25/11    51,922,991       6.000
  59      11/25/11   12/25/11    59,846,660       6.000
  60      12/25/11   01/25/12    55,490,484       6.000

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., MANA 2007-A1

                      CLASS A-1 AVAILABLE FUNDS CAP TABLE

                        AVAILABLE       AVAILABLE
           PAYMENT    FUNDS CAP (%)   FUNDS CAP (%)
PERIOD       DATE        (1)(2)          (1)(3)
------   ----------   -------------   -------------
   1      2/25/2007      12.633           12.633
   2      3/25/2007       7.219           11.000
   3      4/25/2007       6.520           11.000
   4      5/25/2007       6.738           11.000
   5      6/25/2007       6.520           11.000
   6      7/25/2007       6.738           11.000
   7      8/25/2007       6.520           21.427
   8      9/25/2007       6.520           21.397
   9     10/25/2007       6.738           21.435
  10     11/25/2007       6.520           21.351
  11     12/25/2007       6.738           21.388
  12      1/25/2008       6.520           21.295
  13      2/25/2008       6.520           21.232
  14      3/25/2008       6.970           21.234
  15      4/25/2008       6.520           20.924
  16      5/25/2008       6.737           20.854
  17      6/25/2008       6.520           20.623
  18      7/25/2008       6.737           20.566
  19      8/25/2008       6.520           20.339
  20      9/25/2008       6.520           20.203
  21     10/25/2008       6.737           20.134
  22     11/25/2008       6.524           19.838
  23     12/25/2008       6.752           19.747
  24      1/25/2009       6.535           19.464
  25      2/25/2009       6.535           19.300
  26      3/25/2009       7.168           19.591
  27      4/25/2009       6.557           19.057
  28      5/25/2009       6.775           19.027
  29      6/25/2009       6.556           18.757

                        AVAILABLE       AVAILABLE
           PAYMENT    FUNDS CAP (%)   FUNDS CAP (%)
PERIOD      DATE          (1)(2)         (1)(3)
------   ----------   -------------   -------------
  30      7/25/2009       6.775           18.733
  31      8/25/2009       6.556           18.461
  32      9/25/2009       6.556           18.309
  33     10/25/2009       6.775           18.235
  34     11/25/2009       6.660           18.186
  35     12/25/2009       6.891           17.963
  36      1/25/2010       6.668           17.524
  37      2/25/2010       6.668           17.332
  38      3/25/2010       7.331           17.952
  39      4/25/2010       6.668           17.193
  40      5/25/2010       6.891           17.303
  41      6/25/2010       6.668           16.960
  42      7/25/2010       6.890           16.979
  43      8/25/2010       6.668           16.618
  44      9/25/2010       6.668           16.449
  45     10/25/2010       6.939           16.641
  46     11/25/2010       6.715           16.309
  47     12/25/2010       6.939           16.354
  48      1/25/2011       6.746           16.185
  49      2/25/2011       6.746           16.029
  50      3/25/2011       7.434           16.570
  51      4/25/2011       6.745           15.714
  52      5/25/2011       6.970           15.783
  53      6/25/2011       6.745           15.413
  54      7/25/2011       6.970           15.489
  55      8/25/2011       6.745           15.118
  56      9/25/2011       6.753           14.972
  57     10/25/2011       6.993           15.032
  58     11/25/2011       7.392           17.848

                        AVAILABLE       AVAILABLE
           PAYMENT    FUNDS CAP (%)   FUNDS CAP (%)
PERIOD      DATE         (1)(2)          (1)(3)
------   ----------   -------------   -------------
  59     12/25/2011       7.708           17.929
  60      1/25/2012       7.462           17.290
  61      2/25/2012       7.462           11.729
  62      3/25/2012       7.976           12.538
  63      4/25/2012       7.462           11.729
  64      5/25/2012       7.711           12.125
  65      6/25/2012       7.462           11.734
  66      7/25/2012       7.711           12.125
  67      8/25/2012       7.462           11.734
  68      9/25/2012       7.462           11.734
  69     10/25/2012       7.711           12.126
  70     11/25/2012       7.462           11.735
  71     12/25/2012       7.711           12.126
  72      1/25/2013       7.462           11.735
  73      2/25/2013       7.462           11.735
  74      3/25/2013       8.261           12.993
  75      4/25/2013       7.462           11.735
  76      5/25/2013       7.711           12.127
  77      6/25/2013       7.462           11.736
  78      7/25/2013       7.711           12.127

(1) Available Funds Cap for the Class A-1 Certificates is a per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group 1 Mortgage Loans based on the Net Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group 1 Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group 1 Mortgage Loans of any Net Swap Payments or swap termination payments (other than defaulted swap termination payments) owed to the Swap Counterparty for such distribution date, and (y) the aggregate stated principal balance of the Group 1 Mortgage Loans as of the first day of the related accrual period and (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 30% CPR on the collateral, and 1 month LIBOR, 6 month LIBOR, 1 year LIBOR and 1 year Treasury remain constant at 5.321%, 5.384%, 5.406% and 5.089%, respectively.

(3) Assumes no losses, 10% optional termination, 30% CPR on the collateral, and 1 month LIBOR, 6 month LIBOR , 1 year LIBOR and 1 year Treasury remain constant at 5.321%, 5.384%, 5.406% and 5.089%, respectively, for the first Distribution Date and all increase to 20.000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related Corridor Cap and Cap Contract, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., MANA 2007-A1

                      CLASS A-2 AVAILABLE FUNDS CAP TABLE

                        AVAILABLE      AVAILABLE
           PAYMENT    FUNDS CAP (%)    FUNDS CAP
PERIOD      DATE          (1)(2)      (%) (1)(3)
------   ----------   -------------   ----------
   1      2/25/2007       12.624        12.624
   2      3/25/2007        7.214        10.500
   3      4/25/2007        6.516        10.500
   4      5/25/2007        6.733        10.500
   5      6/25/2007        6.516        10.500
   6      7/25/2007        6.733        10.500
   7      8/25/2007        6.516        21.422
   8      9/25/2007        6.516        21.392
   9     10/25/2007        6.733        21.430
  10     11/25/2007        6.516        21.346
  11     12/25/2007        6.733        21.383
  12      1/25/2008        6.516        21.291
  13      2/25/2008        6.516        21.228
  14      3/25/2008        6.965        21.228
  15      4/25/2008        6.515        20.919
  16      5/25/2008        6.733        20.849
  17      6/25/2008        6.515        20.618
  18      7/25/2008        6.733        20.561
  19      8/25/2008        6.515        20.334
  20      9/25/2008        6.515        20.199
  21     10/25/2008        6.736        20.136
  22     11/25/2008        6.520        19.825
  23     12/25/2008        6.761        19.764
  24      1/25/2009        6.543        19.481
  25      2/25/2009        6.543        19.317
  26      3/25/2009        7.152        19.522
  27      4/25/2009        6.543        18.995
  28      5/25/2009        6.761        18.958
  29      6/25/2009        6.543        18.700

                        AVAILABLE      AVAILABLE
           PAYMENT    FUNDS CAP (%)    FUNDS CAP
PERIOD      DATE          (1)(2)      (%) (1)(3)
------   ----------   -------------   ----------
  30      7/25/2009        6.761        18.675
  31      8/25/2009        6.543        18.405
  32      9/25/2009        6.548        18.262
  33     10/25/2009        6.768        18.195
  34     11/25/2009        6.660        18.261
  35     12/25/2009        6.932        18.243
  36      1/25/2010        6.708        17.797
  37      2/25/2010        6.708        17.605
  38      3/25/2010        7.375        18.255
  39      4/25/2010        6.708        17.471
  40      5/25/2010        6.932        17.615
  41      6/25/2010        6.708        17.309
  42      7/25/2010        6.932        17.340
  43      8/25/2010        6.708        16.967
  44      9/25/2010        6.709        16.803
  45     10/25/2010        6.933        16.847
  46     11/25/2010        6.715        16.508
  47     12/25/2010        6.939        16.561
  48      1/25/2011        6.715        16.190
  49      2/25/2011        6.715        16.033
  50      3/25/2011        7.400        16.580
  51      4/25/2011        6.715        15.726
  52      5/25/2011        6.945        15.853
  53      6/25/2011        6.721        15.481
  54      7/25/2011        6.945        15.559
  55      8/25/2011        6.722        15.192
  56      9/25/2011        6.722        15.014
  57     10/25/2011        6.949        14.985
  58     11/25/2011        6.967        15.585

                        AVAILABLE      AVAILABLE
           PAYMENT    FUNDS CAP (%)    FUNDS CAP
PERIOD      DATE          (1)(2)      (%) (1)(3)
------   ----------   -------------   ----------
  59     12/25/2011        7.615        17.644
  60      1/25/2012        7.370        17.002
  61      2/25/2012        7.370        11.441
  62      3/25/2012        7.878        12.230
  63      4/25/2012        7.370        11.441
  64      5/25/2012        7.615        11.822
  65      6/25/2012        7.370        11.441
  66      7/25/2012        7.615        11.822
  67      8/25/2012        7.370        11.441
  68      9/25/2012        7.370        11.442
  69     10/25/2012        7.615        11.823
  70     11/25/2012        7.370        11.442
  71     12/25/2012        7.615        11.823
  72      1/25/2013        7.370        11.442
  73      2/25/2013        7.370        11.442
  74      3/25/2013        8.159        12.668
  75      4/25/2013        7.370        11.442
  76      5/25/2013        7.615        11.824
  77      6/25/2013        7.370        11.443
  78      7/25/2013        7.615        11.824

(1) Available Funds Cap for the Class A-2 Certificates is a per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group 2 Mortgage Loans based on the Net Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group 2 Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group 2 Mortgage Loans of any Net Swap Payments or swap termination payments (other than defaulted swap termination payments) owed to the Swap Counterparty for such distribution date, and (y) the aggregate stated principal balance of the Group 2 Mortgage Loans as of the first day of the related accrual period and (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 30% CPR on the collateral, and 1 month LIBOR, 6 month LIBOR, 1 year LIBOR and 1 year Treasury remain constant at 5.321%, 5.384%, 5.406% and 5.089%, respectively.

(3) Assumes no losses, 10% optional termination, 30% CPR on the collateral, and 1 month LIBOR, 6 month LIBOR , 1 year LIBOR and 1 year Treasury remain constant at 5.321%, 5.384%, 5.406% and 5.089%, respectively, for the first Distribution Date and all increase to 20.000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related Corridor Cap and Cap Contract, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., MANA 2007-A1

                     SUBORDINATE AVAILABLE FUNDS CAP TABLE

                        AVAILABLE      AVAILABLE
           PAYMENT    FUNDS CAP (%)    FUNDS CAP
PERIOD      DATE          (1)(2)      (%) (1)(3)
------   ----------   -------------   ----------
  1       2/25/2007       12.625        12.625
  2       3/25/2007        7.214        10.500
  3       4/25/2007        6.516        10.500
  4       5/25/2007        6.733        10.500
  5       6/25/2007        6.516        10.500
  6       7/25/2007        6.733        10.500
  7       8/25/2007        6.516        21.423
  8       9/25/2007        6.516        21.393
  9      10/25/2007        6.733        21.430
  10     11/25/2007        6.516        21.346
  11     12/25/2007        6.733        21.384
  12      1/25/2008        6.516        21.291
  13      2/25/2008        6.516        21.228
  14      3/25/2008        6.965        21.229
  15      4/25/2008        6.516        20.920
  16      5/25/2008        6.733        20.850
  17      6/25/2008        6.516        20.619
  18      7/25/2008        6.733        20.561
  19      8/25/2008        6.516        20.335
  20      9/25/2008        6.516        20.199
  21     10/25/2008        6.736        20.136
  22     11/25/2008        6.520        19.826
  23     12/25/2008        6.760        19.762
  24      1/25/2009        6.542        19.479
  25      2/25/2009        6.542        19.316
  26      3/25/2009        7.154        19.528
  27      4/25/2009        6.545        19.000
  28      5/25/2009        6.763        18.964
  29      6/25/2009        6.544        18.705

                        AVAILABLE      AVAILABLE
           PAYMENT    FUNDS CAP (%)    FUNDS CAP
PERIOD      DATE          (1)(2)      (%) (1)(3)
------   ----------   -------------   ----------
  30      7/25/2009        6.763        18.680
  31      8/25/2009        6.544        18.410
  32      9/25/2009        6.549        18.266
  33     10/25/2009        6.769        18.199
  34     11/25/2009        6.660        18.254
  35     12/25/2009        6.928        18.218
  36      1/25/2010        6.705        17.773
  37      2/25/2010        6.705        17.581
  38      3/25/2010        7.371        18.227
  39      4/25/2010        6.705        17.446
  40      5/25/2010        6.928        17.587
  41      6/25/2010        6.705        17.277
  42      7/25/2010        6.928        17.308
  43      8/25/2010        6.705        16.936
  44      9/25/2010        6.705        16.771
  45     10/25/2010        6.933        16.828
  46     11/25/2010        6.715        16.490
  47     12/25/2010        6.939        16.542
  48      1/25/2011        6.718        16.189
  49      2/25/2011        6.718        16.033
  50      3/25/2011        7.403        16.579
  51      4/25/2011        6.717        15.725
  52      5/25/2011        6.948        15.847
  53      6/25/2011        6.724        15.475
  54      7/25/2011        6.948        15.553
  55      8/25/2011        6.724        15.185
  56      9/25/2011        6.725        15.010
  57     10/25/2011        6.953        14.990
  58     11/25/2011        7.006        15.790

                        AVAILABLE      AVAILABLE
           PAYMENT    FUNDS CAP (%)    FUNDS CAP
PERIOD      DATE          (1)(2)      (%) (1)(3)
------   ----------   -------------   ----------
  59     12/25/2011        7.624        17.670
  60      1/25/2012        7.378        17.028
  61      2/25/2012        7.378        11.467
  62      3/25/2012        7.887        12.258
  63      4/25/2012        7.378        11.467
  64      5/25/2012        7.624        11.850
  65      6/25/2012        7.378        11.468
  66      7/25/2012        7.624        11.850
  67      8/25/2012        7.378        11.468
  68      9/25/2012        7.378        11.468
  69     10/25/2012        7.624        11.851
  70     11/25/2012        7.378        11.469
  71     12/25/2012        7.624        11.851
  72      1/25/2013        7.378        11.469
  73      2/25/2013        7.378        11.469
  74      3/25/2013        8.169        12.698
  75      4/25/2013        7.378        11.469
  76      5/25/2013        7.624        11.852
  77      6/25/2013        7.378        11.469
  78      7/25/2013        7.624        11.852

(1) Available Funds Cap for the Subordinate Certificates is a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

(2) Assumes no losses, 10% optional termination, 30% CPR on the collateral, and 1 month LIBOR, 6 month LIBOR , 1 year LIBOR and 1 year Treasury remain constant at 5.321%, 5.384%, 5.406% and 5.089%, respectively.

(3) Assumes no losses, 10% optional termination, 30% CPR on the collateral, and 1 month LIBOR, 6 month LIBOR , 1 year LIBOR and 1 year Treasury remain constant at 5.321%, 5.384%, 5.406% and 5.089%, respectively, for the first Distribution Date and all increase to 20.000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related Corridor Cap and Cap Contract, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., MANA 2007-A1

                         DISCOUNT MARGIN TABLE (TO CALL)

CPR                          0%             24%             30%             45%             60%
---                    -------------   -------------   -------------   -------------   -------------
CLASS A-1
   PRICE = 100.0000%
     DISCOUNT MARGIN        16               16             16              16               16
           WAL (YRS)       21.00            3.08           2.36            1.36             0.87
      MOD DURN (YRS)       11.87            2.65           2.09            1.26             0.82
    PRINCIPAL WINDOW   02/07 - 10/35   02/07 - 06/15   02/07 - 07/13   02/07 - 12/10   02/07 - 08/09

CLASS A-2A
   PRICE = 100.0000%
     DISCOUNT MARGIN         8               8               8               8               8
           WAL (YRS)       18.00            1.30           1.00            0.60             0.39
      MOD DURN (YRS)       11.11            1.22           0.95            0.57             0.38
    PRINCIPAL WINDOW   02/07 - 06/31   02/07 - 01/10   02/07 - 05/09   02/07 - 06/08   02/07 - 12/07

CLASS A-2B
   PRICE = 100.0000%
     DISCOUNT MARGIN        15.0            15.0           15.0            15.0             15.0
           WAL (YRS)       25.75            4.00           3.00            1.72             1.13
      MOD DURN (YRS)       13.57            3.54           2.73            1.62             1.08
    PRINCIPAL WINDOW   06/31 - 01/34   01/10 - 03/12   05/09 - 01/11   06/08 - 03/09   12/07 - 06/08

CLASS A-2C
   PRICE = 100.0000%
     DISCOUNT MARGIN        23               23             23              23               23
           WAL (YRS)       28.22            7.26           5.60            3.13             1.95
      MOD DURN (YRS)       14.00            5.87           4.73            2.83             1.82
    PRINCIPAL WINDOW   01/34 - 10/35   03/12 - 06/15   01/11 - 07/13   03/09 - 12/10   06/08 - 08/09

CLASS A-3
   PRICE = 100.0000%
     DISCOUNT MARGIN        16               16             16              16               16
           WAL (YRS)       21.63            3.10           2.38            1.36             0.87
      MOD DURN (YRS)       12.16            2.67           2.11            1.26             0.82
    PRINCIPAL WINDOW   02/07 - 10/35   02/07 - 06/15   02/07 - 07/13   02/07 - 12/10   02/07 - 08/09

CLASS A-2D
   PRICE = 100.0000%
     DISCOUNT MARGIN        22               22             22              22               22
           WAL (YRS)       21.63            3.10           2.38            1.36             0.87
      MOD DURN (YRS)       12.09            2.66           2.10            1.26             0.82
    PRINCIPAL WINDOW   02/07 - 10/35   02/07 - 06/15   02/07 - 07/13   02/07 - 12/10   02/07 - 08/09

CLASS M-1
   PRICE = 100.0000%
     DISCOUNT MARGIN        26               26             26              26               26
           WAL (YRS)       26.67            5.46           4.43            3.65             2.54
      MOD DURN (YRS)       13.61            4.56           3.83            3.26             2.34
    PRINCIPAL WINDOW   04/30 - 10/35   02/10 - 06/15   04/10 - 07/13   08/10 - 12/10   08/09 - 08/09

CLASS M-2
   PRICE = 100.0000%
     DISCOUNT MARGIN        28               28             28              28               28
           WAL (YRS)       26.67            5.46           4.40            3.53             2.54
      MOD DURN (YRS)       13.58            4.56           3.81            3.16             2.34
    PRINCIPAL WINDOW   04/30 - 10/35   02/10 - 06/15   03/10 - 07/13   06/10 - 12/10   08/09 - 08/09

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., MANA 2007-A1

                  DISCOUNT MARGIN TABLE (TO CALL) -- CONTINUED

CPR                          0%             24%             30%             45%             60%
---                    -------------   -------------   -------------   -------------   -------------
CLASS M-3
   PRICE = 100.0000%
     DISCOUNT MARGIN        30               30             30              30               30
           WAL (YRS)       26.67            5.46           4.40            3.46             2.54
      MOD DURN (YRS)       13.55            4.55           3.81            3.10             2.34
    PRINCIPAL WINDOW   04/30 - 10/35   02/10 - 06/15   03/10 - 07/13   05/10 - 12/10   08/09 - 08/09

CLASS M-4
   PRICE = 100.0000%
     DISCOUNT MARGIN        36               36             36              36               36
           WAL (YRS)       26.67            5.46           4.40            3.42             2.54
      MOD DURN (YRS)       13.46            4.55           3.80            3.06             2.34
    PRINCIPAL WINDOW   04/30 - 10/35   02/10 - 06/15   03/10 - 07/13   04/10 - 12/10   08/09 - 08/09

CLASS M-5
   PRICE = 100.0000%
     DISCOUNT MARGIN        40               40             40              40               40
           WAL (YRS)       26.67            5.46           4.38            3.37             2.54
      MOD DURN (YRS)       13.41            4.54           3.78            3.02             2.34
    PRINCIPAL WINDOW   04/30 - 10/35   02/10 - 06/15   02/10 - 07/13   04/10 - 12/10   08/09 - 08/09

CLASS M-6
   PRICE =  99.8851%
     DISCOUNT MARGIN        46               47             48              49               50
           WAL (YRS)       26.66            5.41           4.33            3.33             2.54
      MOD DURN (YRS)       13.33            4.50           3.74            2.99             2.33
    PRINCIPAL WINDOW   04/30 - 10/35   02/10 - 06/15   02/10 - 07/13   03/10 - 12/10   08/09 - 08/09

CLASS B-1
   PRICE = 100.0000%
     DISCOUNT MARGIN        80               80             80              80               80
           WAL (YRS)       26.60            5.26           4.21            3.22             2.54
      MOD DURN (YRS)       12.84            4.36           3.63            2.87             2.32
    PRINCIPAL WINDOW   04/30 - 08/35   02/10 - 11/14   02/10 - 02/13   03/10 - 09/10   08/09 - 08/09

CLASS B-2
   PRICE = 100.0000%
     DISCOUNT MARGIN        100             100             100             100             100
           WAL (YRS)       26.51            5.06           4.06            3.14             2.54
      MOD DURN (YRS)       12.57            4.21           3.50            2.80             2.31
    PRINCIPAL WINDOW   04/30 - 05/35   02/10 - 03/14   02/10 - 08/12   03/10 - 05/10   08/09 - 08/09

CLASS B-3
    PRICE = 96.0848%
     DISCOUNT MARGIN        162             230             250             273             299
           WAL (YRS)       26.25            4.64           3.74            3.07             2.54
      MOD DURN (YRS)       11.87            3.85           3.21            2.70             2.28
    PRINCIPAL WINDOW   04/30 - 12/34   02/10 - 06/13   02/10 - 12/11   02/10 - 03/10   08/09 - 08/09

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., MANA 2007-A1

                      DISCOUNT MARGIN TABLE (TO MATURITY)

CPR                          0%             24%             30%             45%             60%
---                    -------------   -------------   -------------   -------------   -------------
CLASS A-1
   PRICE = 100.0000%
     DISCOUNT MARGIN        16               17             17              17               16
           WAL (YRS)       21.04            3.34           2.58            1.49             0.87
      MOD DURN (YRS)       11.88            2.79           2.23            1.36             0.83
    PRINCIPAL WINDOW   02/07 - 10/36   02/07 - 01/25   02/07 - 05/21   02/07 - 10/15   02/07 - 12/09

CLASS A-2A
   PRICE = 100.0000%
     DISCOUNT MARGIN         8               8               8               8               8
           WAL (YRS)       18.00            1.30           1.00            0.60             0.39
      MOD DURN (YRS)       11.11            1.22           0.95            0.57             0.38
    PRINCIPAL WINDOW   02/07 - 06/31   02/07 - 01/10   02/07 - 05/09   02/07 - 06/08   02/07 - 12/07

CLASS A-2B
   PRICE = 100.0000%
     DISCOUNT MARGIN       15.0             15.0           15.0            15.0             15.0
           WAL (YRS)       25.75            4.00           3.00            1.72             1.13
      MOD DURN (YRS)       13.57            3.54           2.73            1.62             1.08
    PRINCIPAL WINDOW   06/31 - 01/34   01/10 - 03/12   05/09 - 01/11   06/08 - 03/09   12/07 - 06/08

CLASS A-2C
   PRICE = 100.0000%
     DISCOUNT MARGIN        23               25             26              26               23
           WAL (YRS)       28.44            8.49           6.58            3.72             1.97
      MOD DURN (YRS)       14.04            6.54           5.34            3.27             1.84
    PRINCIPAL WINDOW   01/34 - 10/36   03/12 - 04/25   01/11 - 07/21   03/09 - 12/15   06/08 - 12/09

CLASS A-3
   PRICE = 100.0000%
     DISCOUNT MARGIN        16               17             17              17               16
           WAL (YRS)       21.68            3.38           2.60            1.50             0.87
      MOD DURN (YRS)       12.17            2.82           2.25            1.36             0.83
    PRINCIPAL WINDOW   02/07 - 10/36   02/07 - 04/25   02/07 - 07/21   02/07 - 12/15   02/07 - 12/09

CLASS A-2D
   PRICE = 100.0000%
     DISCOUNT MARGIN        22               23             23              24               22
           WAL (YRS)       21.68            3.38           2.60            1.50             0.87
      MOD DURN (YRS)       12.10            2.81           2.24            1.36             0.83
    PRINCIPAL WINDOW   02/07 - 10/36   02/07 - 04/25   02/07 - 07/21   02/07 - 12/15   02/07 - 12/09

CLASS M-1
   PRICE = 100.0000%
     DISCOUNT MARGIN        26               27             27              27               32
           WAL (YRS)       26.76            5.87           4.76            3.85             4.91
      MOD DURN (YRS)       13.63            4.80           4.05            3.41             4.23
    PRINCIPAL WINDOW   04/30 - 07/36   02/10 - 01/19   04/10 - 05/16   08/10 - 08/12   06/11 - 11/12

CLASS M-2
   PRICE = 100.0000%
     DISCOUNT MARGIN        28               29             29              29               33
           WAL (YRS)       26.75            5.81           4.68            3.70             4.06
      MOD DURN (YRS)       13.59            4.76           3.99            3.29             3.58
    PRINCIPAL WINDOW   04/30 - 05/36   02/10 - 04/18   03/10 - 10/15   06/10 - 04/12   11/10 - 06/11

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., MANA 2007-A1

                 DISCOUNT MARGIN TABLE (TO MATURITY) - CONTINUED

CPR                          0%             24%             30%             45%             60%
---                    -------------   -------------   -------------   -------------   -------------
CLASS M-3
   PRICE = 100.0000%
     DISCOUNT MARGIN        30               31             31              30               34
           WAL (YRS)       26.74            5.73           4.61            3.58             3.67
      MOD DURN (YRS)       13.56            4.71           3.94            3.20             3.27
    PRINCIPAL WINDOW   04/30 - 04/36   02/10 - 06/17   03/10 - 02/15   05/10 - 11/11   08/10 - 11/10

CLASS M-4
   PRICE = 100.0000%
     DISCOUNT MARGIN        36               36             36              36               40
           WAL (YRS)       26.72            5.64           4.54            3.50             3.47
      MOD DURN (YRS)       13.47            4.65           3.89            3.13             3.11
    PRINCIPAL WINDOW   04/30 - 02/36   02/10 - 10/16   03/10 - 08/14   04/10 - 07/11   06/10 - 08/10

CLASS M-5
   PRICE = 100.0000%
     DISCOUNT MARGIN        40               40             40              40               44
           WAL (YRS)       26.69            5.54           4.44            3.41             3.34
      MOD DURN (YRS)       13.41            4.59           3.82            3.05             2.99
    PRINCIPAL WINDOW   04/30 - 01/36   02/10 - 03/16   02/10 - 02/14   04/10 - 04/11   05/10 - 06/10

CLASS M-6
   PRICE =  99.8851%
     DISCOUNT MARGIN        46               47             48              49               53
           WAL (YRS)       26.66            5.41           4.33            3.33             3.23
      MOD DURN (YRS)       13.33            4.50           3.74            2.99             2.91
    PRINCIPAL WINDOW   04/30 - 11/35   02/10 - 07/15   02/10 - 08/13   03/10 - 12/10   04/10 - 05/10

CLASS B-1
   PRICE = 100.0000%
     DISCOUNT MARGIN        80               80             80              80               87
           WAL (YRS)       26.60            5.26           4.21            3.22             3.14
      MOD DURN (YRS)       12.84            4.36           3.63            2.87             2.81
    PRINCIPAL WINDOW   04/30 - 08/35   02/10 - 11/14   02/10 - 02/13   03/10 - 09/10   03/10 - 04/10

CLASS B-2
   PRICE = 100.0000%
     DISCOUNT MARGIN        100             100             100             100             108
           WAL (YRS)       26.51            5.06           4.06            3.14             3.08
      MOD DURN (YRS)       12.57            4.21           3.50            2.80             2.75
    PRINCIPAL WINDOW   04/30 - 05/35   02/10 - 03/14   02/10 - 08/12   03/10 - 05/10   02/10 - 03/10

CLASS B-3
    PRICE = 96.0848%
     DISCOUNT MARGIN        162             230             250             273             284
           WAL (YRS)       26.25            4.64           3.74            3.07             3.01
      MOD DURN (YRS)       11.87            3.85           3.21            2.70             2.65
    PRINCIPAL WINDOW   04/30 - 12/34   02/10 - 06/13   02/10 - 12/11   02/10 - 03/10   01/10 - 02/10

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., MANA 2007-A1

                               BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 30% CPR for the mortgage loans, (2) 0 month lag from default to loss,
(3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown):

                                              FORWARD LIBOR
                        ---------------------------------------------------------
                        35% LOSS SEVERITY   45% LOSS SEVERITY   55% LOSS SEVERITY
                        -----------------   -----------------   -----------------
CLASS M-1   CDR Break         11.56%              8.76%               7.05%
            Cum Loss           9.00%              9.25%               9.41%

CLASS M-2   CDR Break          9.85%              7.51%               6.07%
            Cum Loss           7.92%              8.13%               8.26%

CLASS M-3   CDR Break          8.74%              6.70%               5.43%
            Cum Loss           7.18%              7.37%               7.49%

CLASS M-4   CDR Break          7.93%              6.10%               4.96%
            Cum Loss           6.62%              6.79%               6.91%

CLASS M-5   CDR Break          7.28%              5.62%               4.57%
            Cum Loss           6.15%              6.32%               6.42%

CLASS M-6   CDR Break          6.70%              5.18%               4.23%
            Cum Loss           5.73%              5.88%               5.99%

CLASS B-1   CDR Break          6.24%              4.84%               3.95%
            Cum Loss           5.39%              5.53%               5.62%

CLASS B-2   CDR Break          5.78%              4.49%               3.67%
            Cum Loss           5.04%              5.17%               5.26%

CLASS B-3   CDR Break          5.22%              4.07%               3.33%
            Cum Loss           4.60%              4.73%               4.80%


                               (PERFORMANCE GRAPH)

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)   MERRILL LYNCH MORTGAGE INVESTORS, INC., MANA 2007-A1

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to maturity at both static LIBOR (1ML =5.3210%, 6ML = 5.3840%, 1YL = 5.4060%, and 1YTreas =
5.0890%) and forward LIBOR (shown in the table below). Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the sum the total scheduled interest based on the Net Mortgage Rates in effect on the related due date plus net swap payment received from the Swap Counterparty minus (b) the sum of the total interest due on the Offered Certificates and any Net Swap Payments owed to the Swap Counterparty, divided by
(y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate collateral and 100% PPC for the adjustable rate collateral, (2) no defaults and no losses:

          EXCESS SPREAD IN BPS   EXCESS SPREAD IN BPS
 PERIOD      (STATIC LIBOR)          (FRWD LIBOR)
-------   --------------------   --------------------
Avg yr1            143                    143
Avg yr2            148                    155
Avg yr3            149                    163
Avg yr4            153                    166
Avg yr5            168                    177

*    Year 1 average is calculated from period 2 to period 12.

         EXCESS                                     EXCESS
         SPREAD             6      12               SPREAD
         IN BPS  1 MONTH  MONTH   MONTH    1 YEAR   IN BPS
        (STATIC    FWRD   FWRD    FWRD      FWRD     (FWRD
PERIOD   LIBOR)   LIBOR   LIBOR   LIBOR   TREASURY  LIBOR)
------  -------  -------  -----   -----   --------  ------
   1       *      5.321%  5.384%  5.406%   5.089%      *
   2      168     5.329%  5.379%  5.386%   5.058%     167
   3      113     5.358%  5.372%  5.363%   5.031%     110
   4      132     5.323%  5.349%  5.336%   5.008%     131
   5      113     5.314%  5.329%  5.310%   4.983%     114
   6      132     5.297%  5.307%  5.283%   4.946%     134
   7      153     5.294%  5.278%  5.256%   4.892%     153
   8      153     5.285%  5.243%  5.230%   4.837%     153
   9      153     5.226%  5.206%  5.203%   4.788%     154
  10      152     5.203%  5.175%  5.181%   4.748%     152
  11      153     5.183%  5.144%  5.159%   4.718%     154
  12      150     5.127%  5.112%  5.137%   4.697%     152
  13      149     5.093%  5.089%  5.119%   4.682%     152
  14      154     5.064%  5.071%  5.108%   4.669%     157
  15      148     5.046%  5.055%  5.099%   4.657%     152
  16      151     5.020%  5.043%  5.090%   4.646%     156
  17      147     4.993%  5.031%  5.082%   4.636%     153
  18      150     4.995%  5.021%  5.076%   4.629%     157
  19      145     4.989%  5.008%  5.068%   4.624%     153
  20      145     4.969%  5.004%  5.068%   4.623%     153
  21      149     4.972%  5.002%  5.069%   4.627%     158
  22      144     4.954%  4.997%  5.069%   4.634%     154
  23      151     4.935%  4.994%  5.070%   4.643%     162
  24      144     4.916%  4.991%  5.072%   4.654%     157
  25      144     4.962%  4.989%  5.075%   4.664%     155
  26      164     4.959%  4.993%  5.080%   4.673%     175
  27      143     4.946%  4.997%  5.085%   4.679%     156
  28      150     4.933%  5.002%  5.092%   4.684%     164
  29      142     4.920%  5.008%  5.099%   4.686%     158
  30      150     4.907%  5.015%  5.107%   4.688%     166
  31      141     4.981%  5.023%  5.116%   4.689%     155
  32      141     4.982%  5.029%  5.123%   4.689%     156
  33      150     4.975%  5.036%  5.130%   4.690%     165
  34      151     4.968%  5.043%  5.138%   4.691%     164
  35      164     4.961%  5.051%  5.146%   4.692%     178
  36      152     4.955%  5.060%  5.155%   4.693%     168
  37      152     5.016%  5.069%  5.164%   4.695%     165
  38      182     5.021%  5.077%  5.171%   4.696%     193
  39      146     5.018%  5.084%  5.177%   4.697%     160
  40      158     5.016%  5.092%  5.184%   4.698%     172
  41      145     5.013%  5.100%  5.192%   4.700%     161

         EXCESS                                    EXCESS
         SPREAD    1       6       12              SPREAD
         IN BPS  MONTH   MONTH   MONTH    1 YEAR   IN BPS
        (STATIC   FWRD    FWRD    FWRD     FWRD     (FWRD
PERIOD   LIBOR)  LIBOR   LIBOR   LIBOR   TREASURY  LIBOR)
------  -------  -----   -----   -----   --------  ------
  42      158    5.010%  5.109%  5.199%   4.701%     173
  43      144    5.061%  5.118%  5.207%   4.703%     157
  44      144    5.064%  5.123%  5.212%   4.705%     156
  45      157    5.064%  5.129%  5.217%   4.707%     169
  46      144    5.064%  5.135%  5.222%   4.710%     158
  47      158    5.064%  5.142%  5.228%   4.712%     171
  48      144    5.064%  5.148%  5.233%   4.714%     158
  49      144    5.094%  5.155%  5.239%   4.716%     157
  50      187    5.098%  5.159%  5.242%   4.716%     197
  51      145    5.099%  5.163%  5.245%   4.716%     157
  52      160    5.101%  5.167%  5.248%   4.716%     172
  53      146    5.102%  5.171%  5.251%   4.715%     159
  54      161    5.103%  5.175%  5.254%   4.714%     173
  55      146    5.118%  5.179%  5.257%   4.713%     158
  56      147    5.121%  5.181%  5.259%   4.714%     159
  57      162    5.123%  5.183%  5.262%   4.715%     174
  58      174    5.124%  5.185%  5.265%   4.717%     182
  59      229    5.126%  5.187%  5.267%   4.719%     229
  60      211    5.128%  5.189%  5.270%   4.723%     212
  61      212    5.130%  5.190%  5.273%   4.726%     213
  62      250    5.132%  5.194%  5.277%   4.731%     249
  63      214    5.134%  5.197%  5.282%   4.735%     214
  64      233    5.135%  5.201%  5.286%   4.740%     233
  65      215    5.137%  5.204%  5.291%   4.745%     217
  66      235    5.139%  5.207%  5.296%   4.749%     236
  67      217    5.149%  5.211%  5.301%   4.753%     218
  68      218    5.152%  5.216%  5.307%   4.757%     218
  69      238    5.154%  5.222%  5.313%   4.760%     237
  70      220    5.156%  5.228%  5.318%   4.763%     221
  71      240    5.158%  5.234%  5.324%   4.765%     241
  72      222    5.160%  5.240%  5.330%   4.768%     224
  73      224    5.179%  5.246%  5.336%   4.770%     223
  74      280    5.186%  5.252%  5.342%   4.772%     278
  75      226    5.189%  5.258%  5.347%   4.775%     225
  76      246    5.191%  5.264%  5.352%   4.778%     245
  77      228    5.194%  5.269%  5.357%   4.780%     230
  78      248    5.197%  5.275%  5.362%   4.783%     249

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                                  ASSUMPTIONS:

Group 1 and 2:             25% CPB
Initial Six-Month LIBOR:   5.4280%
Initial One-Year LIBOR:    5.4150%
Initial One-Year CMT:      5.1690%

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

                     GROUP I ADJUSTABLE RATE MORTGAGE LOANS


                                                               ORIGINAL         REMAINING     ORIGINAL   REMAINING
                                                             AMORTIZATION     AMORTIZATION    INTEREST    INTEREST
                             NET     ORIGINAL   REMAINING        TERM             TERM          ONLY        ONLY
   CURRENT     MORTGAGE   MORTGAGE     TERM       TERM      (LESS IO TERM)   (LESS IO TERM)     TERM        TERM       GROSS
 BALANCE ($)    RATE(%)    RATE(%)   (MONTHS)    (MONTHS)      (MONTHS)         (MONTHS)      (MONTHS)    (MONTHS)   MARGIN(%)
------------   --------   --------   --------   ---------   --------------   --------------   --------   ---------   ---------
  109,452.43     8.000      7.750       360        358            360              358             0          0        2.750
  283,006.37     7.233      6.983       360        357            360              357             0          0        2.750
  480,144.61     8.059      7.630       360        356            360              356             0          0        2.805
  115,884.52     6.000      5.750       360        357            360              357             0          0        2.750
  215,716.44     8.125      7.875       360        358            360              358             0          0        2.750
  184,800.00     6.625      6.375       360        359            240              240           120        119        2.250
  540,000.00     7.119      6.869       360        357            240              240           120        117        2.750
  193,757.01     7.000      6.750       360        356            360              356             0          0        2.750
   87,881.52     8.000      7.750       360        358            360              358             0          0        2.750
  431,323.74     6.840      6.590       360        357            360              357             0          0        2.750
  516,750.00     7.430      7.180       360        357            240              240           120        117        2.750
  938,399.99     7.250      7.000       360        356            240              240           120        116        2.750
   74,177.84     7.000      6.750       360        358            360              358             0          0        2.750
  139,037.90     6.750      6.500       360        357            360              357             0          0        2.750
  793,920.00     7.150      6.900       360        357            240              240           120        117        2.750
  231,440.10     7.125      6.875       360        357            360              357             0          0        2.750
  183,544.87     7.000      6.750       360        357            360              357             0          0        2.750
  347,750.00     7.003      6.753       360        358            240              240           120        118        2.537
  571,600.00     6.911      6.661       360        357            240              240           120        117        2.750
  173,348.92     6.875      6.625       360        355            240              240           120        115        2.750
  682,233.66     7.240      6.990       360        357            360              357             0          0        2.550
  835,760.07     6.462      6.212       360        357            360              357             0          0        2.502
1,978,718.42     7.344      6.888       360        357            360              357             0          0        2.884
  512,229.14     7.153      6.743       360        358            360              358             0          0        3.208
2,151,438.18     7.026      6.742       360        357            360              357             0          0        2.535
  268,472.87     6.795      6.545       360        355            360              355             0          0        2.750
  179,857.55     6.875      6.625       360        358            480              478             0          0        2.750
  245,871.24     7.750      7.500       360        357            360              357             0          0        2.750
  232,011.00     6.375      6.125       360        357            240              240           120        117        2.250
  300,800.00     6.875      6.625       360        357            240              240           120        117        2.750

                                                                     NUMBER OF
                                                                      MONTHS                        ORIGINAL
               INITIAL                                     RATE     UNTIL NEXT                      MONTHS TO
                 RATE                                     CHANGE       RATE                        PREPAYMENT
   CURRENT      CHANGE   PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                       PENALTY
 BALANCE ($)    CAP(%)    CAP(%)    RATE(%)   RATE(%)    (MONTHS)      DATE           INDEX        EXPIRATION
------------   -------   --------   -------   -------   ---------   ----------   ---------------   ----------
  109,452.43    5.000      1.000     14.000    2.750        6           34       Six-Month LIBOR       36
  283,006.37    5.000      1.000     12.233    2.750        6           57       Six-Month LIBOR       12
  480,144.61    5.444      1.000     13.503    2.829        6           56       Six-Month LIBOR       36
  115,884.52    6.000      1.000     12.000    2.750        6           57       Six-Month LIBOR       60
  215,716.44    5.000      1.000     13.125    2.750        6           82       Six-Month LIBOR       36
  184,800.00    5.000      1.000     11.625    2.250        6           59       Six-Month LIBOR       12
  540,000.00    5.637      1.000     12.756    2.750        6           57       Six-Month LIBOR       36
  193,757.01    5.000      1.000     12.000    2.750        6           56       Six-Month LIBOR       36
   87,881.52    5.000      1.000     14.000    2.750        6           34       Six-Month LIBOR       36
  431,323.74    6.000      1.000     12.840    2.750        6           57       Six-Month LIBOR       12
  516,750.00    6.000      1.000     13.430    2.750        6           57       Six-Month LIBOR       12
  938,399.99    6.000      1.000     13.250    2.750        6           56       Six-Month LIBOR       36
   74,177.84    5.000      1.000     12.000    2.750        6           58       Six-Month LIBOR       24
  139,037.90    5.000      1.000     11.750    2.750        6           57       Six-Month LIBOR       36
  793,920.00    6.000      1.000     13.150    2.750        6           57       Six-Month LIBOR       36
  231,440.10    5.000      1.000     13.125    2.750        6           33       Six-Month LIBOR       42
  183,544.87    5.000      1.000     12.000    2.750        6           57       Six-Month LIBOR       42
  347,750.00    5.000      1.000     12.003    2.537        6           58       Six-Month LIBOR       42
  571,600.00    6.000      1.000     12.911    2.750        6           57       Six-Month LIBOR       12
  173,348.92    6.000      1.000     12.875    2.750        6           55       Six-Month LIBOR       36
  682,233.66    5.000      1.000     13.240    2.550        6           33       Six-Month LIBOR       12
  835,760.07    3.511      1.000     12.462    4.549        6           33       Six-Month LIBOR       36
1,978,718.42    5.815      1.000     13.159    2.894        6           57       Six-Month LIBOR       12
  512,229.14    5.867      1.000     13.020    3.208        6           58       Six-Month LIBOR       24
2,151,438.18    5.264      1.431     12.291    4.611        6           57       Six-Month LIBOR       36
  268,472.87    6.000      1.000     12.795    2.750        6           55       Six-Month LIBOR       60
  179,857.55    5.000      1.000     11.875    2.750        6           58       Six-Month LIBOR       36
  245,871.24    5.000      1.000     12.750    2.750        6           81       Six-Month LIBOR       12
  232,011.00    2.000      2.000     12.375    2.250       12           33       One-Year LIBOR        12
  300,800.00    5.000      1.000     12.875    2.750        6           33       Six-Month LIBOR       12

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1


                                                               ORIGINAL       REMAINING    ORIGINAL   REMAINING
                                                             AMORTIZATION   AMORTIZATION   INTEREST    INTEREST
                              NET     ORIGINAL   REMAINING    TERM (LESS     TERM (LESS      ONLY        ONLY
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM       IO TERM)       IO TERM)       TERM        TERM       GROSS
 BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)     (MONTHS)    (MONTHS)   MARGIN(%)
-------------   --------   --------   --------   ---------   ------------   ------------   --------   ---------   ---------
   393,000.00     8.200      7.950       360        357           240            240          120        117        2.250
 2,527,061.93     8.229      7.979       360        357           240            240          120        117        2.231
 7,479,390.04     6.824      6.547       360        357           240            240          120        117        2.760
 1,403,416.00     6.949      6.479       360        357           240            240          120        117        2.970
 3,346,149.85     6.954      6.544       360        357           240            240          120        117        2.739
   386,000.00     6.321      6.071       360        357           240            240          120        117        2.750
   707,112.89     6.687      6.437       360        357           300            300           60         57        2.469
   875,200.00     6.750      6.500       360        357           300            300           60         57        2.250
   808,000.00     6.812      6.562       360        357           300            300           60         57        2.250
   287,514.71     6.875      6.625       360        358           360            358            0          0        2.750
   175,564.69     7.000      6.750       360        357           360            357            0          0        2.750
 1,390,251.25     6.383      6.133       360        358           360            358            0          0        2.373
   396,460.00     7.309      7.059       360        358           240            240          120        118        2.750
 1,853,508.00     5.899      5.649       360        344           240            240          120        104        2.250
 1,792,258.01     6.656      6.406       360        358           240            240          120        118        2.336
   144,616.15     8.305      8.055       360        358           360            358            0          0        2.750
   442,786.33     7.442      7.192       360        357           360            357            0          0        2.750
 3,527,434.36     7.012      6.762       360        357           360            357            0          0        2.564
   291,539.16     7.292      7.042       360        358           480            478            0          0        2.834
   132,742.00     5.375      5.125       360        344           360            344            0          0        2.250
 9,357,854.32     7.313      6.985       360        357           360            357            0          0        2.895
   847,521.84     7.127      6.877       360        357           360            357            0          0        2.361
   304,000.00     8.000      7.750       360        358           240            240          120        118        2.750
   223,850.00     5.875      5.625       360        358           240            240          120        118        2.500
 1,065,803.00     6.101      5.851       360        349           240            240          120        109        2.250
 1,847,600.00     6.892      6.642       360        357           240            240          120        117        2.533
 2,517,654.00     6.756      6.506       360        347           240            240          120        107        2.250
11,579,824.93     7.021      6.747       360        357           240            240          120        117        2.622
 1,327,156.67     7.097      6.847       360        358           240            240          120        118        2.250
 1,970,239.52     7.151      6.901       360        357           300            300           60         57        2.346

                                                                     NUMBER OF
                                                                       MONTHS                        ORIGINAL
                INITIAL                                     RATE     UNTIL NEXT                      MONTHS TO
                  RATE                                     CHANGE       RATE                        PREPAYMENT
   CURRENT       CHANGE   PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                       PENALTY
 BALANCE ($)     CAP(%)    CAP(%)    RATE(%)   RATE(%)   (MONTHS)       DATE           INDEX        EXPIRATION
-------------   -------   --------   -------   -------   ---------   ----------   ---------------   ----------
   393,000.00    5.000      2.000     13.200    8.200        12           57      One-Year LIBOR        24
 2,527,061.93    5.000      2.000     13.229    8.229        12           57      One-Year LIBOR        36
 7,479,390.04    5.966      1.000     12.790    2.760         6           57      Six-Month LIBOR       12
 1,403,416.00    6.000      1.000     12.949    2.970         6           57      Six-Month LIBOR       24
 3,346,149.85    5.765      1.000     12.812    2.739         6           57      Six-Month LIBOR       36
   386,000.00    6.000      1.000     12.321    2.750         6           57      Six-Month LIBOR       60
   707,112.89    5.437      1.563     12.124    4.720         6           57      Six-Month LIBOR       12
   875,200.00    5.000      2.000     11.750    6.750         6           57      Six-Month LIBOR       36
   808,000.00    5.000      2.000     11.812    6.812         6           81      Six-Month LIBOR       36
   287,514.71    3.000      1.000     12.875    2.750         6           22      Six-Month LIBOR       36
   175,564.69    5.000      1.000     13.000    2.750         6           33      Six-Month LIBOR       36
 1,390,251.25    5.000      1.000     11.383    2.373         6           58      Six-Month LIBOR       36
   396,460.00    5.000      1.000     13.309    2.750         6           34      Six-Month LIBOR       36
 1,853,508.00    6.000      2.000     11.899    2.250        12           44      One-Year LIBOR        36
 1,792,258.01    5.000      1.000     11.656    2.336         6           58      Six-Month LIBOR       36
   144,616.15    5.000      1.000     13.305    3.305         6          118      Six-Month LIBOR        0
   442,786.33    3.447      1.000     13.442    2.750         6           21      Six-Month LIBOR        0
 3,527,434.36    4.583      1.000     13.012    3.225         6           33      Six-Month LIBOR        0
   291,539.16    5.000      1.000     13.292    2.834         6           34      Six-Month LIBOR        0
   132,742.00    6.000      2.000     11.375    2.250        12           44      One-Year LIBOR         0
 9,357,854.32    5.640      1.000     12.954    2.906         6           57      Six-Month LIBOR        0
   847,521.84    5.000      1.455     12.127    4.577         6           81      Six-Month LIBOR        0
   304,000.00    5.000      1.000     13.000    3.000         6          118      Six-Month LIBOR        0
   223,850.00    3.000      1.000     11.875    2.500         6           22      Six-Month LIBOR        0
 1,065,803.00    5.613      2.000     11.936    2.250        12           25      One-Year LIBOR         0
 1,847,600.00    5.087      1.000     12.892    2.533         6           33      Six-Month LIBOR        0
 2,517,654.00    5.781      2.000     12.536    3.664        12           47      One-Year LIBOR         0
11,579,824.93    5.671      1.034     12.691    2.783         6           57      Six-Month LIBOR        0
 1,327,156.67    5.000      1.640     12.097    5.446         6           82      Six-Month LIBOR        0
 1,970,239.52    5.193      1.807     12.344    6.259         6           57      Six-Month LIBOR        0

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                     GROUP II ADJUSTABLE RATE MORTGAGE LOANS


                                                               ORIGINAL       REMAINING    ORIGINAL   REMAINING
                                                             AMORTIZATION   AMORTIZATION   INTEREST    INTEREST
                              NET     ORIGINAL   REMAINING    TERM (LESS     TERM (LESS      ONLY        ONLY
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM       IO TERM)       IO TERM)       TERM        TERM       GROSS
 BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)     (MONTHS)    (MONTHS)   MARGIN(%)
-------------   --------   --------   --------   ---------   ------------   ------------   --------   ---------   ---------
   123,856.80     8.750      8.500       360        358           360            358            0          0        2.750
   366,994.84     7.904      7.654       360        358           360            358            0          0        2.750
   555,162.63     7.593      7.343       360        358           360            358            0          0        2.653
   629,363.33     7.601      7.213       360        357           360            357            0          0        2.496
   799,083.70     7.137      6.887       360        357           360            357            0          0        2.660
   213,442.39     7.125      6.875       360        357           360            357            0          0        2.250
   508,411.30     7.522      7.272       360        357           360            357            0          0        2.542
   128,947.30     6.750      6.500       360        359           480            479            0          0        2.250
   308,650.00     7.930      7.680       360        357           240            240          120        117        2.412
 1,531,150.00     7.453      7.203       360        357           240            240          120        117        2.610
   855,993.33     7.118      6.868       360        357           240            240          120        117        2.750
 2,622,834.40     7.344      7.094       360        358           240            240          120        118        2.580
   283,999.99     7.250      7.000       360        357           240            240          120        117        2.750
   628,000.00     7.370      7.120       360        358           240            240          120        118        2.581
   436,000.00     7.875      7.625       360        356           300            300           60         56        2.250
   800,000.00     7.125      6.875       360        357           240            240          120        117        2.250
    77,200.00     7.500      7.250       360        357           240            240          120        117        2.750
    53,100.00     8.250      8.000       360        357           240            240          120        117        2.750
   120,800.00     7.125      6.875       360        357           240            240          120        117        2.250
   167,619.07     8.875      8.625       360        356           360            356            0          0        2.750
   806,849.54     7.380      7.130       360        357           360            357            0          0        2.759
   291,044.77     7.263      7.013       360        357           360            357            0          0        2.750
   176,727.42     7.375      7.125       360        354           360            354            0          0        2.750
   143,101.54     7.375      7.125       360        357           360            357            0          0        2.250
   432,000.00     8.000      7.750       360        358           240            240          120        118        2.750
   186,500.00     6.625      6.375       360        359           240            240          120        119        2.250
 3,309,348.98     7.295      7.045       360        357           240            240          120        117        2.750
 1,903,546.74     7.590      6.933       360        357           240            240          120        117        3.134
 2,189,277.43     7.475      7.088       360        356           240            240          120        116        2.787
   579,154.94     7.079      6.829       360        357           300            300           60         57        2.250
   125,600.00     7.125      6.875       360        357           300            300           60         57        2.250
   133,390.93     7.250      7.000       360        358           360            358            0          0        2.750
   309,000.00     7.250      7.000       360        357           240            240          120        117        2.750
 4,797,050.00     7.023      6.773       360        357           240            240          120        117        2.419
   255,200.00     7.000      6.750       360        356           240            240          120        116        2.250

                                                                     NUMBER OF
                                                                       MONTHS                        ORIGINAL
                INITIAL                                     RATE     UNTIL NEXT                      MONTHS TO
                  RATE                                     CHANGE       RATE                        PREPAYMENT
   CURRENT       CHANGE   PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                       PENALTY
 BALANCE ($)     CAP(%)    CAP(%)    RATE(%)   RATE(%)   (MONTHS)       DATE           INDEX        EXPIRATION
-------------   -------   --------   -------   -------   ---------   ----------   ---------------   ----------
   123,856.80    5.000      1.000     13.750    3.750        6           118      Six-Month LIBOR       36
   366,994.84    5.000      1.000     13.904    2.750        6            34      Six-Month LIBOR       36
   555,162.63    5.266      1.194     12.859    3.697        6            58      Six-Month LIBOR       12
   629,363.33    5.000      1.760     12.601    6.324        6            57      Six-Month LIBOR       24
   799,083.70    5.347      1.180     12.484    3.515        6            57      Six-Month LIBOR       36
   213,442.39    5.000      2.000     12.125    7.125        6            81      Six-Month LIBOR       12
   508,411.30    5.000      1.416     12.522    4.603        6            81      Six-Month LIBOR       36
   128,947.30    5.000      1.000     11.750    2.250        6            83      Six-Month LIBOR       36
   308,650.00    5.000      1.000     12.930    2.930        6           117      Six-Month LIBOR       36
 1,531,150.00    5.000      1.000     13.453    2.610        6            33      Six-Month LIBOR       36
   855,993.33    6.000      1.000     13.118    2.750        6            57      Six-Month LIBOR       12
 2,622,834.40    5.191      1.000     12.535    2.599        6            58      Six-Month LIBOR       36
   283,999.99    6.000      1.000     13.250    2.750        6            57      Six-Month LIBOR       60
   628,000.00    5.000      1.000     12.370    2.581        6            82      Six-Month LIBOR       36
   436,000.00    5.000      2.000     12.875    7.875        6            56      Six-Month LIBOR       36
   800,000.00    5.000      1.000     13.125    2.250        6            33      Six-Month LIBOR       30
    77,200.00    5.000      1.000     13.500    2.750        6            33      Six-Month LIBOR       36
    53,100.00    5.000      1.000     13.250    3.250        6            57      Six-Month LIBOR       36
   120,800.00    5.000      1.000     12.125    2.250        6            81      Six-Month LIBOR       36
   167,619.07    5.000      1.000     14.875    2.875        6            32      Six-Month LIBOR       12
   806,849.54    5.542      1.250     12.922    4.105        6            57      Six-Month LIBOR       12
   291,044.77    6.000      1.000     13.263    2.750        6            57      Six-Month LIBOR       24
   176,727.42    6.000      1.000     13.375    2.750        6            54      Six-Month LIBOR       60
   143,101.54    5.000      2.000     12.375    7.375        6            81      Six-Month LIBOR       24
   432,000.00    5.000      1.000     13.000    3.000        6           118      Six-Month LIBOR       24
   186,500.00    5.000      1.000     12.625    2.250        6            35      Six-Month LIBOR       36
 3,309,348.98    5.983      1.000     13.278    2.750        6            57      Six-Month LIBOR       12
 1,903,546.74    5.954      1.000     13.545    3.134        6            57      Six-Month LIBOR       24
 2,189,277.43    5.800      1.000     13.275    2.787        6            56      Six-Month LIBOR       36
   579,154.94    5.000      2.000     12.079    7.079        6            57      Six-Month LIBOR       12
   125,600.00    5.000      2.000     12.125    7.125        6            57      Six-Month LIBOR       24
   133,390.93    5.000      1.000     12.250    2.750        6            58      Six-Month LIBOR       36
   309,000.00    5.000      1.000     13.250    2.750        6            33      Six-Month LIBOR       12
 4,797,050.00    5.000      1.000     13.023    2.419        6            33      Six-Month LIBOR       36
   255,200.00    5.000      1.000     12.000    2.250        6            56      Six-Month LIBOR       12

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1


                                                               ORIGINAL       REMAINING    ORIGINAL   REMAINING
                                                             AMORTIZATION   AMORTIZATION   INTEREST    INTEREST
                              NET     ORIGINAL   REMAINING    TERM (LESS     TERM (LESS      ONLY        ONLY
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM       IO TERM)       IO TERM)       TERM        TERM       GROSS
 BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)     (MONTHS)    (MONTHS)   MARGIN(%)
-------------   --------   --------   --------   ---------   ------------   ------------   --------   ---------   ---------
   120,799.98     6.875      6.625       360        357           240            240          120        117        2.250
 5,162,923.16     6.878      6.628       360        358           240            240          120        118        2.391
 1,198,800.00     6.787      6.537       360        358           240            240          120        118        2.400
   200,423.01     6.625      6.375       360        357           360            357            0          0        2.750
   451,645.44     7.051      6.801       360        357           360            357            0          0        2.750
   163,868.85     7.125      6.875       360        358           360            358            0          0        2.250
   192,399.99     7.000      6.750       360        357           240            240          120        117        2.750
   932,519.50     6.954      6.704       360        358           240            240          120        118        2.557
   560,000.00     7.750      7.500       360        357           300            300           60         57        2.250
   191,421.85     7.750      7.500       360        357           360            357            0          0        2.750
   159,350.00     8.750      8.500       360        358           240            240          120        118        2.750
   160,000.00     7.250      7.000       360        359           240            240          120        119        2.500
   730,800.00     6.125      5.875       360        358           240            240          120        118        2.250
   389,800.00     6.356      6.106       360        358           240            240          120        118        2.535
 1,758,200.00     7.130      6.880       360        358           240            240          120        118        2.353
   250,780.67     7.259      7.009       360        358           240            240          120        118        2.421
   231,200.00     6.375      6.125       360        358           240            240          120        118        2.250
   220,000.00     6.250      6.000       360        358           240            240          120        118        2.250
   259,021.62     7.875      7.625       360        357           360            357            0          0        2.750
   226,720.00     7.154      6.904       360        354           240            240          120        114        2.750
   375,684.11     6.875      6.625       360        357           360            357            0          0        2.750
   349,410.21     6.875      6.625       360        356           360            356            0          0        2.750
   176,255.40     7.000      6.750       360        357           360            357            0          0        2.750
 1,734,554.98     7.232      6.752       360        357           240            240          120        117        2.980
   208,799.45     7.000      6.750       360        356           240            240          120        116        2.750
 1,151,999.99     7.097      6.847       360        357           240            240          120        117        2.750
   407,290.63     8.750      8.500       360        357           360            357            0          0        2.750
   128,048.07     8.625      8.375       360        358           360            358            0          0        2.750
   110,196.79     7.500      7.250       360        358           360            358            0          0        2.750
   449,164.20     6.375      6.125       360        357           360            357            0          0        2.250
   849,748.18     7.391      7.141       360        357           360            357            0          0        2.602
 1,267,138.17     7.059      6.809       360        356           360            356            0          0        2.389
   143,844.96     7.000      6.750       360        358           480            478            0          0        2.250
 5,803,712.16     7.075      6.814       360        357           360            357            0          0        2.593
 3,307,968.17     7.266      6.923       360        357           360            357            0          0        2.563

                                                                     NUMBER OF
                                                                       MONTHS                        ORIGINAL
                INITIAL                                     RATE     UNTIL NEXT                      MONTHS TO
                  RATE                                     CHANGE       RATE                        PREPAYMENT
   CURRENT       CHANGE   PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                       PENALTY
 BALANCE ($)     CAP(%)    CAP(%)    RATE(%)   RATE(%)   (MONTHS)       DATE           INDEX        EXPIRATION
-------------   -------   --------   -------   -------   ---------   ----------   ---------------   ----------
   120,799.98    5.000      1.000     11.875    2.250        6            57      Six-Month LIBOR       24
 5,162,923.16    5.000      1.000     11.878    2.404        6            58      Six-Month LIBOR       36
 1,198,800.00    5.000      1.000     11.787    2.400        6            82      Six-Month LIBOR       36
   200,423.01    6.000      1.000     12.625    2.750        6            57      Six-Month LIBOR       24
   451,645.44    6.000      1.000     13.051    2.750        6            57      Six-Month LIBOR       36
   163,868.85    5.000      2.000     12.125    7.125        6            82      Six-Month LIBOR       36
   192,399.99    6.000      1.000     13.000    2.750        6            57      Six-Month LIBOR       24
   932,519.50    5.614      1.386     12.568    4.439        6            58      Six-Month LIBOR       36
   560,000.00    5.000      2.000     12.750    7.750        6            57      Six-Month LIBOR       12
   191,421.85    5.000      1.000     12.750    2.750        6            57      Six-Month LIBOR       36
   159,350.00    5.000      1.000     13.750    3.750        6           118      Six-Month LIBOR       42
   160,000.00    3.000      1.000     13.250    2.500        6            23      Six-Month LIBOR       12
   730,800.00    5.000      1.000     12.125    2.250        6            34      Six-Month LIBOR       42
   389,800.00    5.000      1.000     11.356    2.535        6            58      Six-Month LIBOR       36
 1,758,200.00    5.000      1.000     12.130    2.409        6            58      Six-Month LIBOR       42
   250,780.67    5.000      1.000     12.259    2.506        6            82      Six-Month LIBOR       42
   231,200.00    5.000      1.000     11.375    2.250        6            58      Six-Month LIBOR       36
   220,000.00    5.000      1.000     12.250    2.250        6            34      Six-Month LIBOR       36
   259,021.62    6.000      1.000     13.875    2.750        6            57      Six-Month LIBOR       36
   226,720.00    6.000      1.000     13.154    2.750        6            54      Six-Month LIBOR       36
   375,684.11    6.000      1.000     12.875    2.750        6            57      Six-Month LIBOR       12
   349,410.21    6.000      1.000     12.875    2.750        6            56      Six-Month LIBOR       24
   176,255.40    6.000      1.000     13.000    2.750        6            57      Six-Month LIBOR       36
 1,734,554.98    6.000      1.000     13.232    2.980        6            57      Six-Month LIBOR       12
   208,799.45    6.000      1.000     13.000    2.750        6            56      Six-Month LIBOR       24
 1,151,999.99    6.000      1.000     13.097    2.750        6            57      Six-Month LIBOR       36
   407,290.63    5.000      1.000     13.750    3.750        6           117      Six-Month LIBOR       12
   128,048.07    5.000      1.000     13.625    3.625        6           118      Six-Month LIBOR       36
   110,196.79    3.000      1.000     13.500    2.750        6            22      Six-Month LIBOR       36
   449,164.20    2.000      1.000     12.375    6.375        6            33      Six-Month LIBOR       12
   849,748.18    2.469      1.000     13.391    6.981        6            33      Six-Month LIBOR       24
 1,267,138.17    2.501      1.000     13.059    6.308        6            32      Six-Month LIBOR       36
   143,844.96    5.000      1.000     13.000    2.250        6            34      Six-Month LIBOR       36
 5,803,712.16    5.664      1.336     12.739    4.138        6            57      Six-Month LIBOR       12
 3,307,968.17    5.434      1.550     12.700    5.068        6            57      Six-Month LIBOR       24

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1


                                                               ORIGINAL       REMAINING    ORIGINAL   REMAINING
                                                             AMORTIZATION   AMORTIZATION   INTEREST    INTEREST
                              NET     ORIGINAL   REMAINING    TERM (LESS     TERM (LESS      ONLY        ONLY
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM       IO TERM)       IO TERM)       TERM        TERM       GROSS
 BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)     (MONTHS)    (MONTHS)   MARGIN(%)
-------------   --------   --------   --------   ---------   ------------   ------------   --------   ---------   ---------
 9,161,594.25     7.046      6.780       360        357           360            357            0          0        2.565
 1,043,073.06     7.392      7.142       360        357           360            357            0          0        2.948
   167,716.89     6.875      6.625       360        357           360            357            0          0        2.250
   314,954.54     6.590      6.340       360        358           360            358            0          0        2.250
 1,700,746.00     7.298      7.048       360        357           360            357            0          0        2.250
   736,800.00     8.093      7.843       360        358           240            240          120        118        2.750
 2,640,397.80     7.030      6.780       360        358           240            240          120        118        2.672
   479,200.00     6.628      6.378       360        358           240            240          120        118        2.642
10,469,046.27     6.801      6.551       360        358           240            240          120        118        2.366
 8,905,389.69     6.749      6.499       360        358           240            240          120        118        2.460
 1,384,000.00     8.326      8.076       360        357           240            240          120        117        2.250
   876,000.00     8.330      8.080       360        356           240            240          120        116        2.250
   465,940.00     6.375      6.125       360        357           240            240          120        117        2.250
50,584,415.49     6.921      6.657       360        357           240            240          120        117        2.551
10,049,959.67     7.089      6.819       360        357           240            240          120        117        3.275
39,993,019.14     6.954      6.691       360        357           240            240          120        117        2.524
 3,783,806.99     7.674      7.340       360        357           240            240          120        117        3.242
 1,443,000.00     6.767      6.517       360        358           240            240          120        118        2.250
   229,600.00     6.500      6.250       360        357           240            240          120        117        2.250
   432,290.92     6.767      6.517       360        357           240            240          120        117        2.250
   616,000.00     7.500      7.250       360        356           300            300           60         56        6.500
   456,000.00     6.357      6.107       360        357           300            300           60         57        2.250
 2,938,590.00     6.521      6.271       360        355           300            300           60         55        2.330
 5,675,319.97     6.738      6.488       360        357           300            300           60         57        2.250
 3,050,725.03     6.828      6.578       360        357           300            300           60         57        2.250
11,544,099.73     6.640      6.390       360        357           300            300           60         57        2.258
   671,200.00     7.289      7.039       360        357           300            300           60         57        2.250
 1,398,307.72     7.112      6.862       360        357           300            300           60         57        2.250
 1,546,120.00     7.093      6.843       360        357           300            300           60         57        2.250
 1,378,593.32     7.082      6.832       360        358           360            358            0          0        2.628
   972,645.83     7.456      7.206       360        357           360            357            0          0        2.525
   687,443.05     6.764      6.514       360        358           360            358            0          0        2.484
   716,400.00     8.374      8.124       360        358           240            240          120        118        2.750
   169,600.00     6.750      6.500       360        358           240            240          120        118        2.750
 1,507,690.67     6.562      6.312       360        358           240            240          120        118        2.642

                                                                     NUMBER OF
                                                                       MONTHS                        ORIGINAL
                INITIAL                                     RATE     UNTIL NEXT                      MONTHS TO
                  RATE                                     CHANGE       RATE                        PREPAYMENT
   CURRENT       CHANGE   PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                       PENALTY
 BALANCE ($)     CAP(%)    CAP(%)    RATE(%)   RATE(%)   (MONTHS)       DATE           INDEX        EXPIRATION
-------------   -------   --------   -------   -------   ---------   ----------   ---------------   ----------
 9,161,594.25    5.591      1.314     12.637    4.077         6           57      Six-Month LIBOR        36
 1,043,073.06    5.912      1.000     13.304    2.948         6           57      Six-Month LIBOR        60
   167,716.89    5.000      2.000     11.875    6.875         6           81      Six-Month LIBOR        12
   314,954.54    5.000      2.000     11.590    6.590         6           82      Six-Month LIBOR        24
 1,700,746.00    5.000      2.000     12.298    7.298         6           81      Six-Month LIBOR        36
   736,800.00    5.000      1.000     13.093    3.093         6          118      Six-Month LIBOR        12
 2,640,397.80    3.000      1.000     13.030    2.672         6           22      Six-Month LIBOR        12
   479,200.00    3.000      1.000     12.628    2.642         6           22      Six-Month LIBOR        36
10,469,046.27    5.000      1.000     12.801    2.366         6           34      Six-Month LIBOR        12
 8,905,389.69    4.956      1.000     12.749    2.515         6           34      Six-Month LIBOR        36
 1,384,000.00    5.000      2.000     13.326    8.326        12           57      One-Year LIBOR         12
   876,000.00    5.000      2.000     13.330    8.330        12           56      One-Year LIBOR         36
   465,940.00    5.000      2.000     11.375    2.250        12           57      One-Year LIBOR         60
50,584,415.49    5.363      1.009     12.284    2.599         6           57      Six-Month LIBOR        12
10,049,959.67    5.686      1.013     12.774    3.334         6           57      Six-Month LIBOR        24
39,993,019.14    5.362      1.033     12.315    2.688         6           57      Six-Month LIBOR        36
 3,783,806.99    5.641      1.000     13.315    3.315         6           57      Six-Month LIBOR        60
 1,443,000.00    5.000      1.068     11.767    2.573         6           82      Six-Month LIBOR        12
   229,600.00    5.000      2.000     11.500    6.500         6           81      Six-Month LIBOR        24
   432,290.92    5.000      1.835     11.767    5.985         6           81      Six-Month LIBOR        36
   616,000.00    3.000      1.000     13.500    7.500         6           20      Six-Month LIBOR        24
   456,000.00    2.000      1.000     12.357    6.357         6           33      Six-Month LIBOR        24
 2,938,590.00    2.390      1.000     12.521    6.241         6           31      Six-Month LIBOR        36
 5,675,319.97    5.000      2.000     11.738    6.738         6           57      Six-Month LIBOR        12
 3,050,725.03    5.000      2.000     11.828    6.828         6           57      Six-Month LIBOR        24
11,544,099.73    5.016      1.984     11.656    6.640         6           57      Six-Month LIBOR        36
   671,200.00    5.000      2.000     12.289    7.289         6           81      Six-Month LIBOR        12
 1,398,307.72    5.000      2.000     12.112    7.112         6           81      Six-Month LIBOR        24
 1,546,120.00    5.000      2.000     12.093    7.093         6           81      Six-Month LIBOR        36
 1,378,593.32    5.000      1.000     13.082    2.628         6           34      Six-Month LIBOR        36
   972,645.83    5.000      1.000     12.456    2.525         6           57      Six-Month LIBOR        12
   687,443.05    5.000      1.000     11.764    2.484         6           58      Six-Month LIBOR        36
   716,400.00    5.000      1.000     13.374    3.374         6          118      Six-Month LIBOR        36
   169,600.00    3.000      1.000     12.750    2.750         6           22      Six-Month LIBOR        12
 1,507,690.67    3.000      1.000     12.562    2.642         6           22      Six-Month LIBOR        36

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1


                                                                 ORIGINAL         REMAINING     ORIGINAL   REMAINING
                                                               AMORTIZATION     AMORTIZATION    INTEREST    INTEREST
                               NET     ORIGINAL   REMAINING        TERM             TERM          ONLY        ONLY
    CURRENT      MORTGAGE   MORTGAGE     TERM        TERM     (LESS IO TERM)   (LESS IO TERM)     TERM        TERM       GROSS
  BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)      (MONTHS)         (MONTHS)      (MONTHS)    (MONTHS)   MARGIN(%)
--------------   --------   --------   --------   ---------   --------------   --------------   --------   ---------   ---------
    483,200.00     5.750       5.500      360        344            240              240           120        104         2.250
    449,600.00     6.969       6.719      360        358            240              240           120        118         2.506
 14,794,172.67     6.961       6.711      360        358            240              240           120        118         2.483
  2,522,387.00     5.914       5.664      360        345            240              240           120        105         2.250
  1,300,000.00     7.094       6.844      360        357            240              240           120        117         2.250
 48,584,204.88     6.817       6.567      360        358            240              240           120        118         2.383
    113,950.00     7.500       7.250      360        354            240              240           120        114         3.875
    329,500.00     7.293       7.043      360        358            240              240           120        118         2.750
    279,048.00     8.000       7.750      360        354            300              300            60         54         2.750
    916,519.13     7.501       7.139      360        357            360              357             0          0         2.886
  7,620,124.10     7.270       7.020      360        357            360              357             0          0         2.514
    169,431.00     6.250       6.000      360        344            360              344             0          0         2.250
    191,747.00     5.250       5.000      360        343            360              343             0          0         2.750
 22,517,555.20     7.408       7.119      360        357            360              357             0          0         2.985
  6,235,124.79     7.560       7.310      360        357            360              357             0          0         2.459
  9,578,531.48     8.245       7.995      360        358            240              240           120        118         2.698
  7,606,281.67     6.464       6.214      360        358            240              240           120        118         2.572
 77,123,945.91     6.801       6.551      360        357            240              240           120        117         2.360
  7,616,580.08     7.116       6.866      360        351            240              240           120        111         2.382
274,681,725.02     6.979       6.724      360        358            240              240           120        118         2.502
 10,846,048.34     7.147       6.897      360        358            240              240           120        118         2.316
  1,094,664.00     7.227       6.977      360        356            300              300            60         56         2.294
  6,555,386.07     6.872       6.622      360        357            300              300            60         57         2.270
  1,882,050.25     7.181       6.931      360        357            300              300            60         57         2.250

                                                                       NUMBER OF
                                                                        MONTHS                        ORIGINAL
                 INITIAL                                     RATE     UNTIL NEXT                      MONTHS TO
                   RATE                                     CHANGE       RATE                        PREPAYMENT
    CURRENT       CHANGE   PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                       PENALTY
  BALANCE ($)     CAP(%)    CAP(%)    RATE(%)   RATE(%)    (MONTHS)      DATE           INDEX        EXPIRATION
--------------   -------   --------   -------   -------   ---------   ----------   ---------------   ----------
    483,200.00    6.000      2.000     11.750    2.250        12           20       One-Year LIBOR       36
    449,600.00    5.000      1.000     12.969    2.506         6           34      Six-Month LIBOR       12
 14,794,172.67    5.000      1.000     12.961    2.483         6           34      Six-Month LIBOR       36
  2,522,387.00    6.000      2.000     11.967    2.250        12           45       One-Year LIBOR       36
  1,300,000.00    5.000      1.000     12.094    2.527         6           57      Six-Month LIBOR       12
 48,584,204.88    5.002      1.002     11.819    2.399         6           58      Six-Month LIBOR       36
    113,950.00    6.000      2.000     13.500    3.875         6           54      Six-Month LIBOR       60
    329,500.00    5.000      1.000     12.293    2.750         6           82      Six-Month LIBOR       36
    279,048.00    6.000      2.000     14.000    2.750         6           54      Six-Month LIBOR       36
    916,519.13    4.354      1.000     13.501    2.886         6           21      Six-Month LIBOR        0
  7,620,124.10    3.454      1.000     13.251    5.014         6           33      Six-Month LIBOR        0
    169,431.00    6.000      2.000     12.250    2.250        12           44       One-Year LIBOR        0
    191,747.00    2.000      2.000     11.250    2.750        12           43        One-Year CMT         0
 22,517,555.20    5.399      1.297     12.807    4.345         6           57      Six-Month LIBOR        0
  6,235,124.79    5.158      1.582     12.718    5.408         6           81      Six-Month LIBOR        0
  9,578,531.48    5.000      1.000     13.245    3.257         6          118      Six-Month LIBOR        0
  7,606,281.67    3.000      1.000     12.464    2.572         6           22      Six-Month LIBOR        0
 77,123,945.91    4.926      1.006     12.772    2.388         6           33      Six-Month LIBOR        0
  7,616,580.08    5.435      2.000     12.551    4.025        12           51       One-Year LIBOR        0
274,681,725.02    5.169      1.009     12.148    2.542         6           58      Six-Month LIBOR        0
 10,846,048.34    5.000      1.077     12.147    2.765         6           82      Six-Month LIBOR        0
  1,094,664.00    2.000      1.000     13.227    6.942         6           32      Six-Month LIBOR        0
  6,555,386.07    5.039      1.961     11.912    6.709         6           57      Six-Month LIBOR        0
  1,882,050.25    5.000      2.000     12.181    7.181         6           81      Six-Month LIBOR        0

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                              TOTAL MORTGAGE LOANS

Total Current Balance   $811,955,192
Total Number of Loans          2,691

                                             AVERAGE OR
                                        WEIGHTED AVERAGE (1)     MINIMUM       MAXIMUM
                                        --------------------   ----------   -------------
Current Balance                              $301,729.91       $24,750.00   $2,100,000.00
Original Balance                             $301,866.16       $24,750.00   $2,100,000.00

Loan Rate                                          6.994%           5.125%         10.875%
Expense Fee (includes Lender Paid MI)              0.261%           0.250%          2.180%
Net Loan Rate                                      6.734%           4.875%          9.500%

Gross Margin                                       2.517%           2.125%          6.500%
Maximum Loan Rate                                 12.401%          10.750%         16.875%

Original LTV                                       78.11%           10.91%         100.00%
Combined LTV                                       92.62%           10.91%         100.00%

Credit Score(3)                                      705              620             818

Original Term (mos)                                  360              360             360
Remaining Term (mos)                                 357              341             359
Seasoning (mos)                                        3                1              19

Next Rate Reset (mos)                                 54               17             119
Rate Adj Freq (mos)                                    6                6              12
First Rate Adj Reset (mos)                            57               24             120

IO Original Term (2)                                 116               60             120
IO Remaining Term (2)                                114               42             119

Top State Concentrations ($)            CA(40.25%), FL(9.28%), MD(7.07%), VA(5.31%),
                                        AZ(4.23%)

First Pay Date                                                 07/01/2005      01/01/2007
Rate Change Date                                               06/01/2008      12/01/2016
Maturity Date                                                  06/01/2035      12/01/2036

(1) Based on current balances

(2) For Interest-Only loans.

(3) Non-Zero Weighted Average

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                              TOTAL MORTGAGE LOANS

INDEX

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
INDEX                             LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
-----                           --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
Treasury - 1 Year                     1        191,747       0.02      5.250      702       191,747     95.00    100.00     0.00
LIBOR - 6 Month                   2,632    789,524,127      97.24      6.995      704       299,971     78.15      6.55    87.55
LIBOR - 1 Year                       58     22,239,318       2.74      6.987      723       383,437     76.70     12.14    98.64
                                  -----   ------------     ------      -----      ---      --------     -----    ------    -----
TOTAL:                            2,691   $811,955,192     100.00      6.994      705      $301,730     78.11      6.73    87.84
                                  =====   ============     ======      =====      ===      ========     =====    ======    =====

PRODUCT TYPE

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
PRODUCT TYPE                      LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
------------                    --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
2/28 LIBOR Loans (6M LIBOR)          51     15,160,037       1.87      6.729      713       297,256     78.02      6.36    88.41
3/27 LIBOR Loans (1Y LIBOR)           5      1,781,014       0.22      6.041      761       356,203     80.00     36.16   100.00
3/27 LIBOR Loans (6M LIBOR)         454    145,177,117      17.88      6.871      708       319,773     78.34      6.84    87.77
3/27 LIBOR Loans (40Y Amort)          3        435,384       0.05      7.196      715       145,128     88.95     44.76     0.00
5/25 LIBOR Loans (1Y LIBOR)          53     20,458,304       2.52      7.070      720       386,006     76.41     10.05    98.52
5/25 Treasury Loans                   1        191,747       0.02      5.250      702       191,747     95.00    100.00     0.00
5/25 LIBOR Loans (6M LIBOR)       1,958    581,535,110      71.62      6.992      704       297,005     78.06      6.53    88.57
5/25 LIBOR Loans (40Y Amort)          1        179,858       0.02      6.875      735       179,858     80.00      0.00     0.00
7/23 LIBOR Loans (6M LIBOR)         121     33,868,130       4.17      7.199      702       279,902     78.88      7.48    68.24
7/23 LIBOR Loans (40Y Amort)          1        128,947       0.02      6.750      652       128,947     74.57    100.00     0.00
10/20 LIBOR Loans (6M LIBOR)         43     13,039,543       1.61      8.253      672       303,245     77.43      0.00    93.84
                                  -----   ------------     ------      -----      ---      --------     -----    ------   ------
TOTAL:                            2,691   $811,955,192     100.00      6.994      705      $301,730     78.11      6.73    87.84
                                  =====   ============     ======      =====      ===      ========     =====    ======   ======

AMORTIZATION TYPE

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
AMORTIZATION TYPE                 LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
-----------------               --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
Fully Amortizing                    435     98,009,690      12.07      7.258      702       225,310     78.02     8.49      0.00
Balloon                               5        744,189       0.09      7.041      709       148,838     84.30    43.51      0.00
60 Month Interest-Only              143     43,768,818       5.39      6.852      719       306,076     79.06    16.84    100.00
120 Month Interest-Only           2,108    669,432,495      82.45      6.965      704       317,568     78.05     5.77    100.00
                                  -----   ------------     ------      -----      ---      --------     -----    -----    ------
TOTAL:                            2,691   $811,955,192     100.00      6.994      705      $301,730     78.11     6.73     87.84
                                  =====   ============     ======      =====      ===      ========     =====    =====    ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                              TOTAL MORTGAGE LOANS

CUT-OFF DATE STATED PRINCIPAL BALANCES

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
RANGE OF CUT-OFF DATE           MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
STATED PRINCIPAL BALANCES($)      LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
----------------------------    --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
0.01 to 100,000.00                  184     14,040,397       1.73      7.617      699         76,307    77.95    16.88     59.61
100,000.01 to 200,000.00            673    104,339,558      12.85      7.123      703        155,036    77.24    13.72     76.13
200,000.01 to 300,000.00            722    179,792,635      22.14      6.986      703        249,020    78.40     8.82     86.50
300,000.01 to 400,000.00            484    168,421,539      20.74      6.957      702        347,978    79.19     4.98     90.34
400,000.01 to 500,000.00            317    141,311,893      17.40      6.896      707        445,779    78.25     4.99     90.93
500,000.01 to 600,000.00            157     86,030,929      10.60      6.920      706        547,968    78.92     5.17     91.29
600,000.01 to 700,000.00             81     52,393,039       6.45      6.945      704        646,828    78.61     2.51     95.01
700,000.01 to 800,000.00             35     26,132,784       3.22      6.972      711        746,651    78.20     0.00     94.12
800,000.01 to 900,000.00             11      9,457,494       1.16      7.144      706        859,772    72.51     9.20     90.49
900,000.01 to 1,000,000.00           14     13,379,432       1.65      7.368      702        955,674    73.66     0.00     92.88
1,000,000.01 to 1,100,000.00          4      4,149,000       0.51      6.683      693      1,037,250    77.29     0.00    100.00
1,100,000.01 to 1,200,000.00          4      4,638,600       0.57      7.159      734      1,159,650    69.04     0.00    100.00
1,200,000.01 to 1,300,000.00          1      1,298,333       0.16      7.125      782      1,298,333    75.00     0.00    100.00
1,300,000.01 to 1,400,000.00          1      1,322,208       0.16      8.250      695      1,322,208    74.99     0.00      0.00
1,400,000.01 to 1,500,000.00          1      1,440,000       0.18      7.750      730      1,440,000    60.00     0.00    100.00
1,500,000.01 to 2,000,000.00          1      1,707,350       0.21      7.375      694      1,707,350    65.00     0.00    100.00
2,000,000.01 to 2,500,000.00          1      2,100,000       0.26      6.750      759      2,100,000    56.76     0.00    100.00
                                  -----   ------------     ------      -----      ---     ----------    -----    -----    ------
TOTAL:                            2,691   $811,955,192     100.00      6.994      705     $  301,730    78.11     6.73     87.84
                                  =====   ============     ======      =====      ===     ==========    =====    =====    ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                              TOTAL MORTGAGE LOANS

CURRENT MORTGAGE RATES

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
RANGE OF CURRENT                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
MORTGAGE RATES (%)                LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
------------------              --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
5.001 to 5.250                        2        371,198       0.05      5.190      712       185,599     87.75     51.66    48.34
5.251 to 5.500                        5      1,327,468       0.16      5.488      739       265,494     74.68     56.97    83.95
5.501 to 5.750                       11      3,131,677       0.39      5.719      749       284,698     76.80      9.86    93.61
5.751 to 6.000                       67     23,128,170       2.85      5.945      724       345,197     77.24     14.57    98.26
6.001 to 6.250                      166     60,506,839       7.45      6.210      720       364,499     77.01     11.13    96.30
6.251 to 6.500                      331    114,509,873      14.10      6.449      713       345,951     78.11      9.03    92.70
6.501 to 6.750                      429    139,519,823      17.18      6.698      710       325,221     77.84      5.42    92.58
6.751 to 7.000                      544    162,870,460      20.06      6.918      702       299,394     77.94      7.08    86.73
7.001 to 7.250                      305     84,746,295      10.44      7.201      702       277,857     78.56      7.28    85.06
7.251 to 7.500                      295     81,157,395      10.00      7.431      697       275,110     77.71      3.50    82.76
7.501 to 7.750                      195     52,328,651       6.44      7.692      695       268,352     78.05      4.86    80.77
7.751 to 8.000                      154     40,200,136       4.95      7.920      696       261,040     79.18      3.49    81.31
8.001 to 8.250                       82     24,381,703       3.00      8.169      685       297,338     78.90      0.70    77.22
8.251 to 8.500                       52     11,152,700       1.37      8.422      689       214,475     79.94      3.51    81.52
8.501 to 8.750                       27      8,143,624       1.00      8.662      668       301,616     81.03      1.22    78.95
8.751 to 9.000                       12      2,620,678       0.32      8.932      695       218,390     87.68      1.94    74.89
9.001 to 9.250                        3        331,724       0.04      9.167      641       110,575     75.73     18.61    66.32
9.251 to 9.500                        7        962,393       0.12      9.374      673       137,485     91.93      4.65    70.57
9.501 to 9.750                        1         36,515       0.00      9.625      678        36,515     85.00      0.00     0.00
9.751 to 10.000                       1        442,794       0.05      9.770      669       442,794    100.00      0.00     0.00
10.251 to 10.500                      1         42,483       0.01     10.385      675        42,483     85.00      0.00     0.00
10.751 to 11.000                      1         42,594       0.01     10.875      665        42,594     90.00    100.00     0.00
                                  -----   ------------     ------     ------      ---      --------    ------    ------    -----
TOTAL:                            2,691   $811,955,192     100.00      6.994      705      $301,730     78.11      6.73    87.84
                                  =====   ============     ======     ======      ===      ========    ======    ======    =====

REMAINING TERM

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
RANGE OF                        MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
REMAINING TERM (MONTHS)           LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
-----------------------         --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
337 to 348                           44     12,638,184       1.56      6.014      732       287,231     75.95    13.04     91.83
349 to 360                        2,647    799,317,007      98.44      7.010      704       301,971     78.14     6.63     87.77
                                  -----   ------------     ------      -----      ---      --------     -----    -----     -----
TOTAL:                            2,691   $811,955,192     100.00      6.994      705      $301,730     78.11     6.73     87.84
                                  =====   ============     ======      =====      ===      ========     =====    =====     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                              TOTAL MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
RANGE OF ORIGINAL               MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
LOAN-TO-VALUE RATIOS (%)          LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
------------------------        --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
10.01 to 20.00                        2        159,875       0.02      7.640      737        79,938     16.60     0.00     62.55
20.01 to 30.00                        6      1,291,986       0.16      6.706      696       215,331     27.74    27.09     65.79
30.01 to 40.00                        8      1,234,333       0.15      6.779      725       154,292     35.16    14.83     64.00
40.01 to 50.00                       24      6,674,899       0.82      6.754      711       278,121     45.74    10.55     79.82
50.01 to 60.00                       44     15,477,875       1.91      6.795      729       351,770     55.98    11.64     82.43
60.01 to 70.00                      176     50,711,993       6.25      7.120      712       288,136     67.72     6.98     88.90
70.01 to 75.00                      195     66,348,596       8.17      7.172      700       340,249     74.19     2.54     85.03
75.01 to 80.00                    2,131    647,724,875      79.77      6.948      704       303,953     79.87     6.55     89.25
80.01 to 85.00                       17      3,228,615       0.40      7.127      698       189,919     83.66    29.76     68.54
85.01 to 90.00                       34      7,147,107       0.88      7.469      714       210,209     89.41    23.85     58.43
90.01 to 95.00                       27      5,161,304       0.64      7.966      695       191,159     94.79    17.20     62.04
95.01 to 100.00                      27      6,793,733       0.84      8.179      717       251,620    100.00     5.19     61.34
                                  -----   ------------     ------      -----      ---      --------    ------    -----     -----
TOTAL:                            2,691   $811,955,192     100.00      6.994      705      $301,730     78.11     6.73     87.84
                                  =====   ============     ======      =====      ===      ========    ======    =====     =====

CREDIT SCORES

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
RANGE OF CREDIT SCORES            LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
----------------------          --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
Not Available                         3      1,057,306       0.13      7.809       NA       352,435     73.79     0.00     56.28
601 to 625                           25      6,331,039       0.78      7.799      622       253,242     78.50    11.15     71.69
626 to 650                          168     41,949,347       5.17      7.476      639       249,698     77.52    12.88     78.43
651 to 675                          540    163,280,002      20.11      7.082      665       302,370     78.36     4.80     90.41
676 to 700                          647    196,543,805      24.21      7.019      687       303,777     78.46     4.55     87.29
701 to 725                          561    169,975,718      20.93      6.951      713       302,987     78.43     6.70     87.28
726 to 750                          353    110,026,762      13.55      6.883      736       311,691     78.15     6.73     90.34
751 to 775                          233     74,063,666       9.12      6.770      761       317,870     76.84    10.48     89.70
776 to 800                          130     39,314,891       4.84      6.798      785       302,422     77.28    10.00     86.36
801 to 825                           31      9,412,655       1.16      6.828      806       303,634     76.40    13.41     83.12
                                  -----   ------------     ------      -----      ---      --------     -----    -----     -----
TOTAL:                            2,691   $811,955,192     100.00      6.994      705      $301,730     78.11     6.73     87.84
                                  =====   ============     ======      =====      ===      ========     =====    =====     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                              TOTAL MORTGAGE LOANS

GEOGRAPHIC AREA

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
STATE                             LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
-----                           --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
Alabama                               7        759,319       0.09      7.723      701       108,474     82.15    13.31     81.10
Alaska                                1        260,264       0.03      7.750      667       260,264     95.00     0.00    100.00
Arizona                             129     34,308,191       4.23      7.087      711       265,955     78.61    17.99     94.94
California                          808    326,773,942      40.25      6.769      709       404,423     77.85     4.75     94.83
Colorado                             51     11,979,469       1.48      6.934      709       234,892     78.80    13.40     82.50
Connecticut                          12      3,853,322       0.47      7.225      709       321,110     77.20    13.15     70.94
Delaware                              3        523,877       0.06      8.041      667       174,626     85.41     0.00     15.32
District of Columbia                 14      3,475,334       0.43      7.077      700       248,238     79.24     6.30     89.19
Florida                             292     75,362,664       9.28      7.250      703       258,091     77.61     4.21     83.13
Georgia                              56     11,454,477       1.41      7.245      701       204,544     77.90    10.69     84.29
Hawaii                                4      1,421,199       0.18      7.143      709       355,300     78.92     0.00    100.00
Idaho                                14      4,887,569       0.60      7.412      702       349,112     73.85     0.00     57.59
Illinois                            100     22,755,960       2.80      7.355      697       227,560     77.93     7.49     60.31
Indiana                              13      1,437,230       0.18      7.831      676       110,556     77.95    24.42     70.45
Iowa                                  1         74,330       0.01      7.500      640        74,330     80.00     0.00    100.00
Kansas                                2        366,607       0.05      6.438      718       183,304     76.55    50.57     49.43
Louisiana                             4        449,962       0.06      6.711      702       112,491     84.83    40.40     21.39
Maine                                 2        634,000       0.08      7.006      671       317,000     80.00     0.00    100.00
Maryland                            189     57,397,395       7.07      7.058      693       303,690     78.93     3.21     90.84
Massachusetts                        32      9,485,057       1.17      7.412      702       296,408     76.36     6.38     84.51
Michigan                             96     14,327,701       1.76      7.377      689       149,247     78.41    13.57     69.73
Minnesota                            53     11,555,769       1.42      6.998      701       218,033     79.33    13.04     86.04
Missouri                             10      1,422,017       0.18      7.147      706       142,202     78.09    13.19     51.56
Montana                               2        703,200       0.09      7.303      693       351,600     80.00     0.00    100.00
Nebraska                              1        128,048       0.02      8.625      683       128,048     94.96     0.00      0.00
Nevada                              107     31,017,958       3.82      6.888      705       289,887     78.17     8.26     91.95
New Hampshire                         4        578,134       0.07      7.313      698       144,534     72.54     0.00     60.45
New Jersey                           72     23,125,028       2.85      7.334      693       321,181     79.53     7.87     69.83
New Mexico                            9      2,321,843       0.29      7.576      736       257,983     80.99    23.34     94.23
New York                             92     33,000,971       4.06      7.156      704       358,706     77.58     2.78     76.10
North Carolina                       25      5,991,135       0.74      7.327      708       239,645     79.80     4.28     68.27
North Dakota                          1         98,000       0.01      7.000      758        98,000     80.00     0.00    100.00
Ohio                                 27      4,144,572       0.51      7.373      685       153,503     78.93    22.14     72.71
Oklahoma                              2        262,813       0.03      7.169      693       131,407     80.00    52.92     52.92
Oregon                               50     11,017,303       1.36      6.960      702       220,346     78.23     8.78     87.34
Pennsylvania                         28      4,075,365       0.50      7.285      705       145,549     81.50     4.57     66.04
Rhode Island                          4        979,740       0.12      7.172      705       244,935     79.46    21.64     59.11
South Carolina                       16      2,930,894       0.36      7.419      711       183,181     78.13     8.67     80.58
Tennessee                             8      1,379,460       0.17      7.497      678       172,433     79.48     4.17     41.91
Texas                                45      8,160,331       1.01      6.841      719       181,341     77.97    21.81     61.90
Utah                                 49     14,047,694       1.73      7.135      721       286,688     75.49    10.41     81.96
Vermont                               1        198,857       0.02      7.125      673       198,857     76.83     0.00    100.00
Virginia                            139     43,123,458       5.31      7.075      694       310,241     78.60     6.38     92.43
Washington                          103     26,529,463       3.27      6.917      709       257,568     78.68     8.98     97.83
West Virginia                         3      1,046,668       0.13      6.723      723       348,889     80.00     0.00    100.00
Wisconsin                             8      1,561,668       0.19      7.730      671       195,208     80.66    23.81     53.65
Wyoming                               2        566,933       0.07      7.148      661       283,467     75.69     0.00     59.13
                                  -----   ------------     ------      -----      ---      --------     -----    -----    ------
TOTAL:                            2,691   $811,955,192     100.00      6.994      705      $301,730     78.11     6.73     87.84
                                  =====   ============     ======      =====      ===      ========     =====    =====    ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                              TOTAL MORTGAGE LOANS

OCCUPANCY TYPE

                                                            % OF
                                                          AGGREGATE
                                                          PRINCIPAL
                                                           BALANCE
                                            AGGREGATE    OUTSTANDING                        AVERAGE    WEIGHTED
                                            PRINCIPAL       AS OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                                NUMBER OF    BALANCE         THE       AVERAGE   AVERAGE    BALANCE    ORIGINAL   FULL    INTEREST
                                MORTGAGE   OUTSTANDING     CUT-OFF     COUPON    CREDIT   OUTSTANDING     LTV      DOC      ONLY
OCCUPANCY TYPE                    LOANS        ($)          DATE         (%)      SCORE       ($)         (%)      (%)       (%)
--------------                  ---------  ------------  -----------  --------  --------  -----------  --------  -------  --------
Primary                           2,181     705,054,980      86.83      6.924      703       323,271     78.53     5.89     88.33
Investment                          438      89,898,759      11.07      7.462      718       205,248     75.00    13.05     84.43
Second Home                          72      17,001,452       2.09      7.436      713       236,131     77.03     8.06     85.27
                                  -----    ------------     ------      -----      ---      --------     -----    -----     -----
TOTAL:                            2,691    $811,955,192     100.00      6.994      705      $301,730     78.11     6.73     87.84
                                  =====    ============     ======      =====      ===      ========     =====    =====     =====

PROPERTY TYPE

                                                            % OF
                                                          AGGREGATE
                                                          PRINCIPAL
                                                           BALANCE
                                            AGGREGATE    OUTSTANDING                        AVERAGE    WEIGHTED
                                            PRINCIPAL       AS OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                                NUMBER OF    BALANCE         THE       AVERAGE   AVERAGE    BALANCE    ORIGINAL   FULL    INTEREST
                                MORTGAGE   OUTSTANDING     CUT-OFF     COUPON    CREDIT   OUTSTANDING     LTV      DOC      ONLY
PROPERTY TYPE                     LOANS        ($)          DATE         (%)      SCORE       ($)         (%)      (%)       (%)
-------------                   ---------  ------------  -----------  --------  --------  -----------  --------  -------  --------
Single Family Residence           1,611     491,509,455      60.53      6.968      705       305,096     78.19     5.87     87.18
PUD                                 518     170,312,229      20.98      6.947      702       328,788     78.32     8.55     89.45
Condominium                         412     101,560,666      12.51      7.039      707       246,506     77.80     8.32     91.55
2-4 Family                          146      47,957,322       5.91      7.332      709       328,475     77.20     5.15     80.81
Co-op                                 3         506,320       0.06      7.409      660       168,773     79.38    30.81    100.00
Townhouse                             1         109,200       0.01      6.625      631       109,200     70.00   100.00    100.00
                                  -----    ------------     ------      -----      ---      ---------    -----   ------    ------
TOTAL:                            2,691    $811,955,192     100.00      6.994      705      $301,730     78.11     6.73     87.84
                                  =====    ============     ======      =====      ===      =========    =====   ======    ======

LOAN PURPOSE

                                                            % OF
                                                          AGGREGATE
                                                          PRINCIPAL
                                                           BALANCE
                                            AGGREGATE    OUTSTANDING                        AVERAGE    WEIGHTED
                                            PRINCIPAL       AS OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                                NUMBER OF    BALANCE         THE       AVERAGE   AVERAGE    BALANCE    ORIGINAL   FULL    INTEREST
                                MORTGAGE   OUTSTANDING     CUT-OFF     COUPON    CREDIT   OUTSTANDING     LTV      DOC      ONLY
LOAN PURPOSE                      LOANS        ($)          DATE         (%)      SCORE       ($)         (%)      (%)       (%)
------------                    ---------  ------------  -----------  --------  --------  -----------  --------  -------  --------
Purchase                          1,822     542,254,615      66.78      6.977      709       297,615     79.58     5.86     87.64
Refinance - Rate Term               395     132,615,357      16.33      6.928      694       335,735     76.58     7.08     93.43
Refinance - Cashout                 474     137,085,219      16.88      7.128      699       289,209     73.79     9.82     83.20
                                  -----    ------------     ------      -----      ---      --------     -----     ----     -----
TOTAL:                            2,691    $811,955,192     100.00      6.994      705      $301,730     78.11     6.73     87.84
                                  =====    ============     ======      =====      ===      ========     =====     ====     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                              TOTAL MORTGAGE LOANS

LOAN DOCUMENTATION

                                                            % OF
                                                          AGGREGATE
                                                          PRINCIPAL
                                                           BALANCE
                                            AGGREGATE    OUTSTANDING                        AVERAGE    WEIGHTED
                                            PRINCIPAL       AS OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                                NUMBER OF    BALANCE         THE       AVERAGE   AVERAGE    BALANCE    ORIGINAL   FULL    INTEREST
                                MORTGAGE   OUTSTANDING     CUT-OFF     COUPON    CREDIT   OUTSTANDING     LTV      DOC      ONLY
                                  LOANS        ($)          DATE         (%)      SCORE       ($)         (%)      (%)       (%)
                                ---------  ------------  -----------  --------  --------  -----------  --------  -------  --------
GREENPOINT UNDERWRITING
Stated Income/Verified Assets     1,294     439,506,148      54.13      6.850      705       339,649     78.31     0.00     94.85
Full Documentation                  101      24,252,489       2.99      6.800      708       240,124     76.96   100.00     91.38
Stated Income/Stated Asset           50      12,754,024       1.57      7.302      704       255,080     77.65     0.00     87.05
No Income disclosure                 39      12,316,112       1.52      7.712      695       315,798     78.13     0.00     96.59
No income, asset or employment
   disclosure                        17       3,551,418       0.44      7.483      706       208,907     64.89     0.00     50.15
No income or employment
   disclosure                         4       1,147,133       0.14      8.269      725       286,783     82.95     0.00     83.56
No income disclosure/No asset
   verification                       1         480,000       0.06      7.500      693       480,000     76.07     0.00    100.00
No income or asset disclosure         2         380,342       0.05      7.232      690       190,171     56.47     0.00     48.80
                                  -----    ------------     ------      -----      ---      --------     -----   ------    ------
   SUB-TOTAL:                     1,508    $494,387,666      60.89      6.890      705      $327,843     78.12     4.91     94.14
                                  -----    ------------     ------      -----      ---      --------     -----   ------    ------

FNBA UNDERWRITING
Stated Income                       377      99,710,110      12.28      7.218      688       264,483     79.07     0.00     77.66
No Ratio                            125      36,040,852       4.44      7.161      716       288,327     79.47     0.00     81.29
Full Documentation                   83      17,298,142       2.13      6.907      709       208,411     78.84   100.00     83.31
No Documentation                     23       5,807,509       0.72      7.330      717       252,500     74.85     0.00     81.15
No Documentation w/asset
   verification                       8       1,933,107       0.24      7.142      719       241,638     73.43     0.00     38.88
                                  -----    ------------     ------      -----      ---      --------     -----   ------    ------
   SUB-TOTAL:                       616    $160,789,720      19.80      7.175      698      $261,022     78.92    10.76     78.74
                                  -----    ------------     ------      -----      ---      --------     -----   ------    ------

OTHER UNDERWRITING
Stated Income                       367     104,683,781      12.89      7.108      710       285,242     78.37     0.00     73.85
Full Documentation                   58      13,065,751       1.61      6.540      718       225,272     78.47   100.00     71.96
Other Documentation                 142      39,028,274       4.81      7.420      713       274,847     73.87     0.00     88.30
                                  -----    ------------     ------      -----      ---      --------     -----   ------    ------
   SUB-TOTAL:                       567    $156,777,805      19.31      7.138      712      $276,504     77.26     8.33     77.29
                                  -----    ------------     ------      -----      ---      --------     -----   ------    ------
TOTAL:                            2,691    $811,955,192     100.00      6.994      705      $301,730     78.11     6.73     87.84
                                  =====    ============     ======      =====      ===      ========     =====   ======    ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                              TOTAL MORTGAGE LOANS

MARGINS

                                                            % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
MARGINS (%)                       LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
-----------                     --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
2.001 to 2.250                    1,434    483,311,978      59.52      6.763      710       337,038     78.18     6.04     92.43
2.251 to 2.500                       25      7,841,582       0.97      6.274      726       313,663     78.49     5.19    100.00
2.501 to 2.750                    1,123    291,698,689      35.93      7.296      697       259,750     77.51     8.47     81.41
2.751 to 3.000                        2        529,342       0.07      7.296      781       264,671    100.00    36.81      0.00
3.001 to 3.250                        5      1,558,509       0.19      7.555      704       311,702     84.14     0.00     85.06
3.251 to 3.500                        3        597,217       0.07      8.145      740       199,072     99.29     7.13      0.00
3.501 to 3.750                       15      3,809,964       0.47      8.250      718       253,998     98.17     0.00     66.61
3.751 to 4.000                        5        993,850       0.12      8.077      700       198,770     97.70     0.00    100.00
4.001 to 4.250                        2        352,340       0.04      9.129      672       176,170     98.07     0.00    100.00
4.251 to 4.500                        4      1,121,469       0.14      9.104      692       280,367     96.01     0.00     40.57
4.501 to 4.750                        1        249,900       0.03      8.680      677       249,900    100.00     0.00    100.00
4.751 to 5.000                       69     19,124,784       2.36      7.930      690       277,171     76.88     0.00     76.64
5.001 to 5.250                        2        149,569       0.02      8.917      642        74,785     64.33    66.59      0.00
6.251 to 6.500                        1        616,000       0.08      7.500      682       616,000     80.00     0.00    100.00
                                  -----   ------------     ------      -----      ---      --------    ------    -----    ------
TOTAL:                            2,691   $811,955,192     100.00      6.994      705      $301,730     78.11     6.73     87.84
                                  =====   ============     ======      =====      ===      ========    ======    =====    ======


    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                              TOTAL MORTGAGE LOANS

MAXIMUM MORTGAGE RATE

                                                            % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
MAXIMUM MORTGAGE RATE (%)         LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
-------------------------       --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
10.501 to 10.750                      1        297,900       0.04       5.750     654       297,900     79.87      0.00   100.00
10.751 to 11.000                     34     13,009,748       1.60       5.954     717       382,640     77.42     10.75    97.79
11.001 to 11.250                    115     43,573,964       5.37       6.204     718       378,904     77.46     13.65    95.79
11.251 to 11.500                    198     68,672,171       8.46       6.429     714       346,829     77.82      7.94    94.21
11.501 to 11.750                    274     91,519,973      11.27       6.668     712       334,014     78.23      4.61    93.81
11.751 to 12.000                    334    101,631,284      12.52       6.817     705       304,285     77.71      6.73    91.72
12.001 to 12.250                    205     60,724,346       7.48       6.926     709       296,216     77.41      5.08    89.80
12.251 to 12.500                    300     89,172,290      10.98       6.903     708       297,241     77.99      7.34    88.61
12.501 to 12.750                    274     83,850,797      10.33       7.088     704       306,025     76.93      5.43    88.12
12.751 to 13.000                    329     95,602,795      11.77       7.182     702       290,586     77.99      7.53    83.92
13.001 to 13.250                    213     58,988,468       7.26       7.491     696       276,941     78.96      7.02    81.47
13.251 to 13.500                    168     47,606,106       5.86       7.604     691       283,370     78.02      4.09    78.89
13.501 to 13.750                    107     26,126,244       3.22       7.943     688       244,171     80.24      6.26    78.12
13.751 to 14.000                     72     17,457,439       2.15       8.002     690       242,464     82.05      4.96    68.15
14.001 to 14.250                     22      6,759,805       0.83       8.190     688       307,264     80.39      1.43    75.00
14.251 to 14.500                     18      3,074,671       0.38       8.415     690       170,815     84.48     12.74    85.69
14.501 to 14.750                      6      1,328,860       0.16       8.687     644       221,477     86.00      7.49    25.95
14.751 to 15.000                      8        919,826       0.11       8.922     700       114,978     90.31      5.54    38.76
15.001 to 15.250                      2        111,724       0.01       9.250     638        55,862     67.32     55.27     0.00
15.251 to 15.500                      7        962,393       0.12       9.374     673       137,485     91.93      4.65    70.57
15.501 to 15.750                      1         36,515       0.00       9.625     678        36,515     85.00      0.00     0.00
15.751 to 16.000                      1        442,794       0.05       9.770     669       442,794    100.00      0.00     0.00
16.251 to 16.500                      1         42,483       0.01      10.385     675        42,483     85.00      0.00     0.00
16.751 to 17.000                      1         42,594       0.01      10.875     665        42,594     90.00    100.00     0.00
                                  -----   ------------     ------      ------     ---      --------    ------    ------   ------
TOTAL:                            2,691   $811,955,192     100.00       6.994     705      $301,730     78.11      6.73    87.84
                                  =====   ============     ======      ======     ===      ========    ======    ======   ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                              TOTAL MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE

                                                            % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
NEXT RATE ADJUSTMENT DATE         LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
-------------------------       --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
June 2008                             1        438,450       0.05      5.500      751       438,450     79.99      0.00   100.00
July 2008                             2        382,564       0.05      5.717      707       191,282     82.52     25.16   100.00
August 2008                           1        231,191       0.03      6.750      751       231,191     80.00      0.00   100.00
September 2008                        7      2,692,816       0.33      6.467      724       384,688     79.99      0.00    83.08
October 2008                         13      2,530,812       0.31      7.154      679       194,678     78.28     22.01    84.16
November 2008                        21      6,894,455       0.85      6.809      715       328,307     76.89      5.90    86.94
December 2008                        14      4,521,017       0.56      6.233      730       322,930     79.27      0.00   100.00
February 2009                         2        328,155       0.04      7.070      716       164,078     79.20     55.54    55.54
March 2009                            2        430,546       0.05      6.584      710       215,273     86.09    100.00     0.00
April 2009                            2        776,999       0.10      6.624      743       388,499     80.00      0.00   100.00
May 2009                              1        465,000       0.06      6.500      649       465,000     79.49      0.00   100.00
June 2009                             2        282,662       0.03      7.940      712       141,331     80.00     35.23    64.77
July 2009                             1        720,000       0.09      8.125      766       720,000     80.00      0.00   100.00
August 2009                           3        488,685       0.06      8.114      660       162,895     79.82     31.92    91.27
September 2009                       35      9,692,688       1.19      7.020      711       276,934     78.47      5.67    86.61
October 2009                        164     53,487,747       6.59      6.937      709       326,145     78.55      8.64    83.91
November 2009                       156     45,623,023       5.62      7.025      702       292,455     77.95      6.97    85.14
December 2009                        86     32,566,742       4.01      6.497      713       378,683     78.31      4.48    97.59
July 2010                             4        538,626       0.07      6.032      708       134,657     82.63     67.99     0.00
August 2010                           1        191,747       0.02      5.250      702       191,747     95.00    100.00     0.00
September 2010                       30      9,070,802       1.12      6.060      734       302,360     73.34     10.96    96.67
November 2010                         1        305,742       0.04      6.500      666       305,742     89.99      0.00   100.00
February 2011                         1        122,427       0.02      8.375      639       122,427     90.00    100.00     0.00
March 2011                            1        101,045       0.01      6.990      701       101,045     80.95    100.00     0.00
April 2011                           10      2,263,874       0.28      7.046      704       226,387     75.09     11.41    92.15
May 2011                             11      2,335,886       0.29      7.596      711       212,353     76.48     14.77   100.00
June 2011                            10      2,630,350       0.32      7.606      689       263,035     79.07      7.32   100.00
July 2011                            23      4,998,476       0.62      7.180      702       217,325     75.03      8.55    83.32
August 2011                          57     12,259,373       1.51      7.606      685       215,077     78.19      8.48    81.36
September 2011                      146     44,551,395       5.49      7.266      705       305,147     77.26      5.38    83.97
October 2011                        824    236,663,541      29.15      7.053      706       287,213     78.49      9.39    84.37
November 2011                       581    168,541,457      20.76      7.134      702       290,089     77.14      4.21    89.93
December 2011                       313    117,790,276      14.51      6.555      706       376,327     79.04      3.78    98.75
July 2013                             1        339,006       0.04      7.625       NA       339,006     80.00      0.00     0.00
September 2013                        5      2,637,778       0.32      7.754      703       527,556     75.04      0.00    14.86
October 2013                         70     18,438,022       2.27      7.193      706       263,400     80.35     12.21    61.99
November 2013                        35      7,791,924       0.96      7.261      691       222,626     78.34      3.61    85.06
December 2013                        11      4,790,347       0.59      6.777      703       435,486     76.06      2.69    97.31
October 2016                         11      3,036,141       0.37      8.332      670       276,013     79.28      0.00    86.59
November 2016                        30      8,684,253       1.07      8.402      667       289,475     80.49      0.00    95.43
December 2016                         2      1,319,150       0.16      7.091      708       659,575     53.04      0.00   100.00
                                  -----   ------------     ------      -----      ---      --------     -----    ------   ------
TOTAL:                            2,691   $811,955,192     100.00      6.994      705      $301,730     78.11      6.73    87.84
                                  =====   ============     ======      =====      ===      ========     =====    ======   ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                             GROUP 1 MORTGAGE LOANS

Total Current Balance   $73,400,838
Total Number of Loans           310

                                             AVERAGE OR
                                        WEIGHTED AVERAGE (1)     MINIMUM      MAXIMUM
                                        --------------------   ----------   -----------
Current Balance                             $236,776.90        $34,955.41   $600,000.00
Original Balance                            $236,963.39        $35,040.00   $600,000.00

Loan Rate                                         7.025%            5.375%       10.875%
Expense Fee (includes Lender Paid MI)             0.287%            0.250%        1.375%
Net Loan Rate                                     6.738%            5.125%        9.500%

Gross Margin                                      2.616%            2.125%        5.000%
Maximum Loan Rate                                12.676%           10.875%       16.875%

Original LTV                                      78.23%            20.34%       100.00%
Combined LTV                                      89.78%            20.34%       100.00%

Credit Score(3)                                     715               622           818

Original Term (mos)                                 360               360           360
Remaining Term (mos)                                356               344           359
Seasoning (mos)                                       4                 1            16

Next Rate Reset (mos)                                54                20           118
Rate Adj Freq (mos)                                   7                 6            12
First Rate Adj Reset (mos)                           58                24           120

IO Original Term (2)                                114                60           120
IO Remaining Term (2)                               110                56           119

Top State Concentrations ($)            CA(28.23%), NY(8.85%), FL(7.69%), MD(6.36%),
                                        NV(5.55%)

First Pay Date                                                 10/01/2005    01/01/2007
Rate Change Date                                               09/01/2008    11/01/2016
Maturity Date                                                  09/01/2035    12/01/2036

(1)  Based on current balances

(2)  For Interest-Only loans.

(3)  Non-Zero Weighted Average

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                             GROUP 1 MORTGAGE LOANS

INDEX

                                                            % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
INDEX                             LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
-----                           --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
LIBOR - 6 Month                    285      64,679,058      88.12      7.034      712       226,944     78.21    18.48     60.01
LIBOR - 1 Year                      25       8,721,780      11.88      6.954      735       348,871     78.39    13.51     98.48
                                   ---     -----------     ------      -----      ---      --------     -----    -----     -----
TOTAL:                             310     $73,400,838     100.00      7.025      715      $236,777     78.23    17.89     64.58
                                   ===     ===========     ======      =====      ===      ========     =====    =====     =====

PRODUCT TYPE

                                                            % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
PRODUCT TYPE                      LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
------------                    --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
2/28 LIBOR Loans (6M LIBOR)          5         954,151       1.30      6.903      745       190,830     79.64    42.02     23.46
3/27 LIBOR Loans (1Y LIBOR)          4       1,297,814       1.77      6.150      755       324,454     79.99    49.62    100.00
3/27 LIBOR Loans (6M LIBOR)         37       8,194,627      11.16      6.984      727       221,476     76.42    23.64     31.06
3/27 LIBOR Loans (40Y Amorti)        2         291,539       0.40      7.292      733       145,770     93.37    66.84      0.00
5/25 LIBOR Loans (1Y LIBOR)         21       7,423,966      10.11      7.095      732       353,522     78.10     7.19     98.21
5/25 LIBOR Loans (6M LIBOR)        224      51,166,001      69.71      7.027      709       228,420     78.32    18.04     65.68
5/25 LIBOR Loans (40Y Amort)         1         179,858       0.25      6.875      735       179,858     80.00     0.00      0.00
7/23 LIBOR Loans (6M LIBOR)         13       3,444,266       4.69      7.149      714       264,944     78.94     5.45     61.99
10/20 LIBOR Loans (6M LIBOR)         3         448,616       0.61      8.098      666       149,539     80.00     0.00     67.76
                                   ---     -----------     ------      -----      ---      --------     -----    -----    ------
TOTAL:                             310     $73,400,838     100.00      7.025      715      $236,777     78.23    17.89     64.58
                                   ===     ===========     ======      =====      ===      ========     =====    =====    ======

AMORTIZATION TYPE

                                                            % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
AMORTIZATION TYPE                 LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
-----------------               --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
Fully Amortizing                   135      25,526,377      34.78      7.150      711       189,084     78.32    11.95      0.00
Balloon                              3         471,397       0.64      7.133      733       157,132     88.27    41.34      0.00
60 Month Interest-Only              11       4,360,552       5.94      6.933      723       396,414     76.97     9.13    100.00
120 Month Interest-Only            161      43,042,512      58.64      6.958      716       267,345     78.20    22.04    100.00
                                   ---     -----------     ------      -----      ---      --------     -----    -----    ------
TOTAL:                             310     $73,400,838     100.00      7.025      715      $236,777     78.23    17.89     64.58
                                   ===     ===========     ======      =====      ===      ========     =====    =====    ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                             GROUP 1 MORTGAGE LOANS

CUT-OFF DATE STATED PRINCIPAL BALANCES

                                                            % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
RANGE OF CUT-OFF DATE           MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
STATED PRINCIPAL BALANCES ($)     LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
-----------------------------   --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
0.01 to 100,000.00                  42       3,081,691       4.20      7.757      705        73,374     77.82    28.36      6.47
100,000.01 to 200,000.00            88      13,918,863      18.96      7.045      713       158,169     78.38    24.28     53.83
200,000.01 to 300,000.00            91      22,485,913      30.63      6.910      717       247,098     76.95    24.71     61.98
300,000.01 to 400,000.00            66      23,423,522      31.91      6.920      714       354,902     79.22     8.70     75.00
400,000.01 to 500,000.00            19       8,315,490      11.33      7.156      717       437,657     78.74    15.42     78.59
500,000.01 to 600,000.00             4       2,175,360       2.96      7.669      727       543,840     78.62     0.00     76.82
                                   ---     -----------     ------      -----      ---      --------     -----    -----     -----
TOTAL:                             310     $73,400,838     100.00      7.025      715      $236,777     78.23    17.89     64.58
                                   ===     ===========     ======      =====      ===      ========     =====    =====     =====

CURRENT MORTGAGE RATES

                                                            % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
RANGE OF CURRENT                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
MORTGAGE RATES (%)                LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
------------------              --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
5.251 to 5.500                       2         452,742       0.62      5.463      758       226,371     64.89     70.68    70.68
5.501 to 5.750                       3         707,453       0.96      5.750      771       235,818     80.00     15.37   100.00
5.751 to 6.000                      12       3,211,253       4.37      5.917      726       267,604     78.36     33.00    87.44
6.001 to 6.250                       9       2,862,939       3.90      6.212      739       318,104     63.16     45.96    91.29
6.251 to 6.500                      27       6,771,186       9.22      6.443      726       250,785     77.59     40.62    66.32
6.501 to 6.750                      52      13,158,350      17.93      6.708      713       253,045     76.76     21.43    67.56
6.751 to 7.000                      71      17,729,096      24.15      6.926      707       249,706     77.57     15.45    58.28
7.001 to 7.250                      38       9,038,186      12.31      7.212      724       237,847     79.73      4.92    71.02
7.251 to 7.500                      25       6,216,009       8.47      7.420      701       248,640     79.59     13.09    62.80
7.501 to 7.750                      24       4,987,555       6.79      7.697      710       207,815     80.35      6.09    59.70
7.751 to 8.000                      20       3,528,414       4.81      7.904      699       176,421     86.62      4.06    32.62
8.001 to 8.250                      10       1,921,712       2.62      8.127      722       192,171     85.89      8.85    46.13
8.251 to 8.500                       5         474,241       0.65      8.351      699        94,848     83.23      9.69     0.00
8.501 to 8.750                       5       1,975,118       2.69      8.616      725       395,024     80.00      0.00    96.40
8.751 to 9.000                       3         178,827       0.24      8.875      738        59,609     78.57     28.50     0.00
9.251 to 9.500                       2         108,648       0.15      9.451      702        54,324     75.00      0.00     0.00
9.501 to 9.750                       1          36,515       0.05      9.625      678        36,515     85.00      0.00     0.00
10.751 to 11.000                     1          42,594       0.06     10.875      665        42,594     90.00    100.00     0.00
                                   ---     -----------     ------     ------      ---      --------     -----    ------   ------
TOTAL:                             310     $73,400,838     100.00      7.025      715      $236,777     78.23     17.89    64.58
                                   ===     ===========     ======     ======      ===      ========     =====    ======   ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                             GROUP 1 MORTGAGE LOANS

REMAINING TERM

                                                            % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
RANGE OF                        MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
REMAINING TERM (MONTHS)           LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
-----------------------         --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
337 to 348                          15       4,605,707       6.27      6.021      737       307,047     77.37    11.59     97.12
349 to 360                         295      68,795,131      93.73      7.092      714       233,204     78.29    18.31     62.40
                                   ---     -----------     ------      -----      ---      --------     -----    -----     -----
TOTAL:                             310     $73,400,838     100.00      7.025      715      $236,777     78.23    17.89     64.58
                                   ===     ===========     ======      =====      ===      ========     =====    =====     =====

ORIGINAL LOAN-TO-VALUE RATIOS

                                                            % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
RANGE OF ORIGINAL               MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
LOAN-TO-VALUE RATIOS (%)          LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
------------------------        --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
20.01 to 30.00                       4         791,986       1.08      6.236      732       197,997     27.11    44.19     44.19
40.01 to 50.00                       4       1,079,134       1.47      6.634      704       269,784     45.82    36.88     83.83
50.01 to 60.00                       5         773,732       1.05      6.644      757       154,746     53.80    28.43     70.55
60.01 to 70.00                      20       4,423,895       6.03      6.802      692       221,195     66.21    16.18     49.37
70.01 to 75.00                      30       6,338,643       8.64      7.331      685       211,288     74.07     6.21     64.43
75.01 to 80.00                     224      55,213,077      75.22      6.976      720       246,487     79.83    19.07     67.13
80.01 to 85.00                       3         327,145       0.45      7.123      692       109,048     81.82    64.47      0.00
85.01 to 90.00                       6       1,080,064       1.47      7.489      686       180,011     89.19    10.73     83.03
90.01 to 95.00                       1         146,932       0.20      7.500      700       146,932     94.84     0.00    100.00
95.01 to 100.00                     13       3,226,230       4.40      7.789      732       248,172    100.00     6.04     38.01
                                   ---     -----------     ------      -----      ---      --------    ------    -----    ------
TOTAL:                             310     $73,400,838     100.00      7.025      715      $236,777     78.23    17.89     64.58
                                   ===     ===========     ======      =====      ===      ========    ======    =====    ======

CREDIT SCORES

                                                            % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
RANGE OF CREDIT SCORES            LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
----------------------          --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
601 to 625                           1         323,553       0.44      7.875      622       323,553     73.64     0.00      0.00
626 to 650                          21       4,083,285       5.56      7.189      639       194,442     76.81    32.95     43.64
651 to 675                          45      10,197,384      13.89      7.020      664       226,609     75.08     6.32     61.36
676 to 700                          33       7,116,945       9.70      7.127      688       215,665     78.42    13.63     56.16
701 to 725                          94      23,212,577      31.62      7.111      713       246,942     79.52    12.36     73.04
726 to 750                          51      12,515,667      17.05      7.002      735       245,405     78.75    21.60     67.84
751 to 775                          44      11,702,765      15.94      6.771      761       265,972     78.39    26.83     62.99
776 to 800                          19       3,748,661       5.11      6.949      786       197,298     79.37    32.98     54.69
801 to 825                           2         500,000       0.68      6.850      815       250,000     69.94    44.00    100.00
                                   ---     -----------     ------      -----      ---      --------     -----    -----    ------
TOTAL:                             310     $73,400,838     100.00      7.025      715      $236,777     78.23    17.89     64.58
                                   ===     ===========     ======      =====      ===      ========     =====    =====    ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                             GROUP 1 MORTGAGE LOANS

GEOGRAPHIC AREA

                                                            % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
STATE                             LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
-----                           --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
Arizona                             12       2,669,743       3.64      6.723      731       222,479     80.00     48.26   100.00
California                          63      20,724,345      28.23      6.798      723       328,958     76.56     14.13    83.29
Colorado                             4         799,657       1.09      7.087      751       199,914     77.37     53.03     0.00
Connecticut                          3         674,710       0.92      6.722      738       224,903     85.78     75.12    46.24
Florida                             26       5,641,388       7.69      7.074      706       216,976     76.27      5.57    70.81
Georgia                              7       1,345,227       1.83      6.843      742       192,175     77.68     42.22    41.33
Hawaii                               1         440,000       0.60      7.500      710       440,000     76.52      0.00   100.00
Idaho                                3         524,606       0.71      7.161      691       174,869     68.86      0.00     0.00
Illinois                            17       3,893,004       5.30      7.463      702       229,000     82.48     15.47    33.83
Indiana                              3         182,826       0.25      8.456      714        60,942     77.02     40.57     0.00
Kansas                               2         366,607       0.50      6.438      718       183,304     76.55     50.57    49.43
Louisiana                            1          85,541       0.12      7.875      631        85,541     80.00    100.00     0.00
Maryland                            20       4,667,863       6.36      6.957      722       233,393     79.39      5.87    41.81
Massachusetts                        5       1,706,821       2.33      7.698      721       341,364     83.63     35.48    67.82
Michigan                            20       2,373,403       3.23      7.419      702       118,670     80.26     21.63    51.83
Minnesota                            8       1,556,655       2.12      7.095      706       194,582     79.20     31.36    73.34
Missouri                             2         287,499       0.39      7.370      694       143,749     73.92     65.25     0.00
Nevada                              16       4,073,483       5.55      6.937      719       254,593     77.75     18.37    82.24
New Hampshire                        1          59,960       0.08      8.000      737        59,960     20.34      0.00     0.00
New Jersey                           9       2,903,010       3.96      7.125      704       322,557     78.32      6.89    58.96
New York                            22       6,492,480       8.85      7.077      710       295,113     78.20     10.74    67.31
North Carolina                      10         928,361       1.26      7.424      723        92,836     76.61      0.00     0.00
Ohio                                 8       1,052,876       1.43      7.277      698       131,609     80.00     26.20    32.28
Oregon                               5       1,237,649       1.69      6.623      671       247,530     74.73     42.27    42.27
Pennsylvania                         4         773,867       1.05      7.780      728       193,467     89.72      5.94    45.23
South Carolina                       4         388,430       0.53      7.860      730        97,108     88.80     65.42    61.59
Tennessee                            2         206,532       0.28      7.064      764       103,266     80.00     27.87     0.00
Texas                                9       1,411,170       1.92      6.999      703       156,797     78.62     13.89    37.08
Utah                                 5       1,314,872       1.79      6.726      734       262,974     81.95     27.01    15.21
Virginia                            11       3,191,941       4.35      7.253      704       290,176     78.26      0.00    88.26
Washington                           5         934,774       1.27      6.725      716       186,955     77.87     50.28    81.99
Wisconsin                            1         259,805       0.35      7.500      634       259,805     80.00    100.00     0.00
Wyoming                              1         231,733       0.32      7.000      643       231,733     69.46      0.00     0.00
                                   ---     -----------     ------      -----      ---      --------     -----    ------   ------
TOTAL:                             310     $73,400,838     100.00      7.025      715      $236,777     78.23     17.89    64.58
                                   ===     ===========     ======      =====      ===      ========     =====    ======   ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                             GROUP 1 MORTGAGE LOANS

OCCUPANCY TYPE

                                                            % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
OCCUPANCY TYPE                    LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
--------------                  --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
Primary                            238      63,419,846      86.40      6.964      714       266,470     78.51    17.24     71.00
Investment                          57       6,688,943       9.11      7.547      719       117,350     76.40    23.28      0.00
Second Home                         15       3,292,049       4.49      7.134      728       219,470     76.69    19.39     72.23
                                   ---     -----------     ------      -----      ---      --------     -----    -----     -----
TOTAL:                             310     $73,400,838     100.00      7.025      715      $236,777     78.23    17.89     64.58
                                   ===     ===========     ======      =====      ===      ========     =====    =====     =====

PROPERTY TYPE

                                                            % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
PROPERTY TYPE                     LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
-------------                   --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
Single Family Residence            184      40,014,515      54.52      6.990      713       217,470     78.50     18.03    56.88
PUD                                 57      13,743,624      18.72      6.893      713       241,116     77.73     16.63    74.72
2-4 Family                          43      12,316,855      16.78      7.501      719       286,438     77.66      8.14    63.68
Condominium                         25       7,169,844       9.77      6.635      728       286,794     78.67     34.44    88.87
Co-op                                1         156,000       0.21      7.750      646       156,000     80.00    100.00   100.00
                                   ---     -----------     ------      -----      ---      --------     -----    ------   ------
TOTAL:                             310     $73,400,838     100.00      7.025      715      $236,777     78.23     17.89    64.58
                                   ===     ===========     ======      =====      ===      ========     =====    ======   ======

LOAN PURPOSE

                                                            % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
LOAN PURPOSE                      LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
------------                    --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
Purchase                           184      44,706,852      60.91      7.039      730       242,972     81.26    17.61     67.10
Refinance - Rate Term               30       6,741,682       9.18      6.878      694       224,723     73.62    24.51     58.75
Refinance - Cashout                 96      21,952,304      29.91      7.040      691       228,670     73.50    16.42     61.25
                                   ---     -----------     ------      -----      ---      --------     -----    -----     -----
TOTAL:                             310     $73,400,838     100.00      7.025      715      $236,777     78.23    17.89     64.58
                                   ===     ===========     ======      =====      ===      ========     =====    =====     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                             GROUP 1 MORTGAGE LOANS

LOAN DOCUMENTATION

                                                            % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
                                  LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
                                --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
GREENPOINT UNDERWRITING
Stated Income/Verified Asset        60      11,958,513      16.29      7.032      700       199,309     76.55      0.00     0.00
Full Documentation                  29       6,071,008       8.27      6.686      733       209,345     75.82    100.00    79.19
Stated Income/Stated Asset          14       3,033,293       4.13      7.151      708       216,664     75.75      0.00    97.38
                                   ---     -----------     ------      -----      ---      --------     -----    ------    -----
   SUB-TOTAL:                      103     $21,062,814      28.70      6.949      711      $204,493     76.23     28.82    36.85
                                   ---     -----------     ------      -----      ---      --------     -----    ------    -----
FNBA UNDERWRITING
Stated Income                      121      27,869,827      37.97      7.117      710       230,329     79.42      0.00    71.85
Full Documentation                  33       6,052,284       8.25      6.797      719       183,403     78.71    100.00    68.47
                                   ---     -----------     ------      -----      ---      --------     -----    ------    -----
   SUB-TOTAL:                      154     $33,922,112      46.21      7.060      711      $220,273     79.29     17.84    71.25
                                   ---     -----------     ------      -----      ---      --------     -----    ------    -----
OTHER UNDERWRITING
Stated Income                       49      17,410,590      23.72      7.102      726       355,318     79.21      0.00    83.52
Full Documentation                   4       1,005,322       1.37      6.068      744       251,331     67.59    100.00    92.70
                                   ---     -----------     ------      -----      ---      --------     -----    ------    -----
   SUB-TOTAL:                       53     $18,415,912      25.09      7.045      727      $347,470     78.57      5.46    84.02
                                   ---     -----------     ------      -----      ---      --------     -----    ------    -----
TOTAL:                             310     $73,400,838     100.00      7.025      715      $236,777     78.23     17.89    64.58
                                   ===     ===========     ======      =====      ===      ========     =====    ======    =====

MARGINS

                                                            % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
MARGINS (%)                       LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
-----------                     --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
2.001 to 2.250                      85      26,444,229      36.03      6.870      727       311,109     77.39     21.62    77.49
2.251 to 2.500                       1         223,850       0.30      5.875      776       223,850     79.97    100.00   100.00
2.501 to 2.750                     206      42,958,702      58.53      7.051      706       208,537     77.08     16.18    59.27
2.751 to 3.000                       2         529,342       0.72      7.296      781       264,671    100.00     36.81     0.00
3.251 to 3.500                       3         597,217       0.81      8.145      740       199,072     99.29      7.13     0.00
3.501 to 3.750                       9       2,142,266       2.92      7.874      717       238,030    100.00      0.00    57.24
4.751 to 5.000                       4         505,233       0.69      8.220      699       126,308     80.00      0.00     0.00
                                   ---     -----------     ------      -----      ---      --------    ------    ------   ------
TOTAL:                             310     $73,400,838     100.00      7.025      715      $236,777     78.23     17.89    64.58
                                   ===     ===========     ======      =====      ===      ========    ======    ======   ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                             GROUP 1 MORTGAGE LOANS

MAXIMUM MORTGAGE RATE

                                                            % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
MAXIMUM MORTGAGE RATE (%)         LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
-------------------------       --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
10.751 to 11.000                     2         579,606       0.79      5.938      706       289,803     80.00     50.38    50.38
11.001 to 11.250                     2         658,000       0.90      6.201      736       329,000     59.93    100.00   100.00
11.251 to 11.500                    12       2,916,487       3.97      6.290      739       243,041     74.05     58.10    64.31
11.501 to 11.750                    23       6,363,638       8.67      6.612      721       276,680     75.44     20.66    63.99
11.751 to 12.000                    31       7,579,295      10.33      6.628      707       244,493     78.61     13.45    67.35
12.001 to 12.250                    13       4,099,589       5.59      6.682      730       315,353     71.46     16.05    81.60
12.251 to 12.500                    26       6,801,196       9.27      6.717      719       261,584     79.24     23.97    67.37
12.501 to 12.750                    43      10,214,613      13.92      6.971      711       237,549     77.91     15.81    71.69
12.751 to 13.000                    55      13,356,491      18.20      6.996      707       242,845     77.01     18.62    57.43
13.001 to 13.250                    38       8,340,692      11.36      7.342      724       219,492     79.56      6.21    69.32
13.251 to 13.500                    19       4,370,245       5.95      7.477      694       230,013     79.28     12.80    60.28
13.501 to 13.750                    18       4,250,225       5.79      8.109      718       236,124     82.22      7.15    72.55
13.751 to 14.000                    14       2,575,568       3.51      7.896      714       183,969     89.87      5.56    32.88
14.001 to 14.250                     4         724,556       0.99      8.113      724       181,139     97.33     13.35    18.54
14.251 to 14.500                     3         204,052       0.28      8.320      706        68,017     87.51     22.52     0.00
14.751 to 15.000                     3         178,827       0.24      8.875      738        59,609     78.57     28.50     0.00
15.251 to 15.500                     2         108,648       0.15      9.451      702        54,324     75.00      0.00     0.00
15.501 to 15.750                     1          36,515       0.05      9.625      678        36,515     85.00      0.00     0.00
16.751 to 17.000                     1          42,594       0.06     10.875      665        42,594     90.00    100.00     0.00
                                   ---     -----------     ------     ------      ---      --------     -----    ------   ------
TOTAL:                             310     $73,400,838     100.00      7.025      715      $236,777     78.23     17.89    64.58
                                   ===     ===========     ======     ======      ===      ========     =====    ======   ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                             GROUP 1 MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE

                                                            % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
NEXT RATE ADJUSTMENT DATE         LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
-------------------------       --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
September 2008                       3         853,587       1.16      6.266      746       284,529     79.98      0.00    76.59
October 2008                         2         243,002       0.33      7.496      759       121,501     78.64     72.85     0.00
November 2008                        2         511,365       0.70      6.437      737       255,682     79.99     43.78    43.78
August 2009                          2         198,685       0.27      8.099      651        99,342     78.93     78.52    78.52
September 2009                       3         569,431       0.78      6.984      732       189,810     80.00     34.42    34.42
October 2009                        18       4,686,565       6.38      6.792      718       260,365     76.86     18.68    23.57
November 2009                       17       3,490,114       4.75      7.118      748       205,301     76.99     39.07    49.63
December 2009                        1         185,382       0.25      6.500      777       185,382     79.95    100.00     0.00
September 2010                      13       3,951,904       5.38      6.036      736       303,993     76.94     13.51    96.64
April 2011                           1          73,342       0.10      8.125      708        73,342     90.00    100.00     0.00
May 2011                             1         127,200       0.17      6.875      734       127,200     80.00    100.00   100.00
July 2011                            3         798,763       1.09      6.776      684       266,254     67.64     26.40    73.60
August 2011                         14       2,417,692       3.29      7.373      705       172,692     77.80      3.14    64.49
September 2011                      32       7,546,862      10.28      7.400      713       235,839     79.54      7.59    77.56
October 2011                       125      30,032,541      40.92      7.047      711       240,260     78.07     18.74    68.09
November 2011                       48      11,486,000      15.65      7.172      709       239,292     79.83     11.37    60.84
December 2011                        9       2,335,521       3.18      6.427      723       259,502     75.65     52.94    64.74
September 2013                       1         274,562       0.37      6.875      675       274,562     72.37      0.00     0.00
October 2013                         7       2,217,656       3.02      7.004      727       316,808     78.32      8.46    63.08
November 2013                        5         952,048       1.30      7.563      695       190,410     82.25      0.00    77.34
November 2016                        3         448,616       0.61      8.098      666       149,539     80.00      0.00    67.76
                                   ---     -----------     ------      -----      ---      --------     -----    ------   ------
TOTAL:                             310     $73,400,838     100.00      7.025      715      $236,777     78.23     17.89    64.58
                                   ===     ===========     ======      =====      ===      ========     =====    ======   ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                             GROUP 2 MORTGAGE LOANS

Total Current Balance   $738,554,354
Total Number of Loans          2,381

                                             AVERAGE OR
                                        WEIGHTED AVERAGE (1)     MINIMUM       MAXIMUM
                                        --------------------   ----------   -------------
Current Balance                              $310,186.62       $24,750.00   $2,100,000.00
Original Balance                             $310,316.34       $24,750.00   $2,100,000.00

Loan Rate                                          6.991%           5.125%         10.385%
Expense Fee (includes Lender Paid MI)              0.258%           0.250%          2.180%
Net Loan Rate                                      6.733%           4.875%          9.375%

Gross Margin                                       2.507%           2.250%          6.500%
Maximum Loan Rate                                 12.374%          10.750%         16.385%

Original LTV                                       78.10%           10.91%         100.00%
Combined LTV                                       92.91%           10.91%         100.00%

Credit Score(3)                                      704              620             816

Original Term (mos)                                  360              360             360
Remaining Term (mos)                                 357              341             359
Seasoning (mos)                                        3                1              19

Next Rate Reset (mos)                                 54               17             119
Rate Adj Freq (mos)                                    6                6              12
First Rate Adj Reset (mos)                            57               24             120

IO Original Term (2)                                 116               60             120
IO Remaining Term (2)                                114               42             119

Top State Concentrations ($)            CA(41.44%), FL(9.44%), MD(7.14%), VA(5.41%),
                                        AZ(4.28%)

First Pay Date                                                 07/01/2005      01/01/2007
Rate Change Date                                               06/01/2008      12/01/2016
Maturity Date                                                  06/01/2035      12/01/2036

(1)  Based on current balances

(2)  For Interest-Only loans.

(3)  Non-Zero Weighted Average

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                             GROUP 2 MORTGAGE LOANS

INDEX

                                                            % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE     AS OF THE    AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING    CUT-OFF     COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
INDEX                             LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
-----                           --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
Treasury - 1 Year                     1        191,747       0.03      5.250      702       191,747     95.00    100.00     0.00
LIBOR - 6 Month                   2,347    724,845,068      98.14      6.991      703       308,839     78.14      5.49    90.01
LIBOR - 1 Year                       33     13,517,538       1.83      7.009      715       409,622     75.61     11.26    98.75
                                  -----   ------------     ------      -----      ---      --------     -----    ------    -----
TOTAL:                            2,381   $738,554,354     100.00      6.991      704      $310,187     78.10      5.62    90.15
                                  =====   ============     ======      =====      ===      ========     =====    ======    =====

PRODUCT TYPE

                                                            % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE     AS OF THE    AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING    CUT-OFF     COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
PRODUCT TYPE                      LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
------------                    --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
2/28 LIBOR Loans (6M LIBOR)          46     14,205,886       1.92      6.717      711       308,824     77.91      3.96    92.77
3/27 LIBOR Loans (1Y LIBOR)           1        483,200       0.07      5.750      779       483,200     80.00      0.00   100.00
3/27 LIBOR Loans (6M LIBOR)         417    136,982,490      18.55      6.864      707       328,495     78.46      5.84    91.17
3/27 LIBOR Loans (40Y Amort)          1        143,845       0.02      7.000      680       143,845     80.00      0.00     0.00
5/25 LIBOR Loans (1Y LIBOR)          32     13,034,338       1.76      7.056      713       407,323     75.45     11.68    98.70
5/25 Treasury Loans                   1        191,747       0.03      5.250      702       191,747     95.00    100.00     0.00
5/25 LIBOR Loans (6M LIBOR)       1,734    530,369,109      71.81      6.989      703       305,865     78.04      5.42    90.78
7/23 LIBOR Loans (6M LIBOR)         108     30,423,864       4.12      7.205      701       281,702     78.88      7.71    68.95
7/23 LIBOR Loans (40Y Amort)          1        128,947       0.02      6.750      652       128,947     74.57    100.00     0.00
10/20 LIBOR Loans (6M LIBOR)         40     12,590,927       1.70      8.259      672       314,773     77.34      0.00    94.76
                                  -----   ------------     ------      -----      ---      --------     -----    ------   ------
TOTAL:                            2,381   $738,554,354     100.00      6.991      704      $310,187     78.10      5.62    90.15
                                  =====   ============     ======      =====      ===      ========     =====    ======   ======

AMORTIZATION TYPE

                                                            % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE     AS OF THE    AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING    CUT-OFF     COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
AMORTIZATION TYPE                 LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
-----------------               --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
Fully Amortizing                    300     72,483,313       9.81      7.296      699       241,611     77.91     7.27      0.00
Balloon                               2        272,792       0.04      6.882      667       136,396     77.43    47.27      0.00
60 Month Interest-Only              132     39,408,266       5.34      6.843      718       298,547     79.29    17.70    100.00
120 Month Interest-Only           1,947    626,389,982      84.81      6.965      703       321,721     78.04     4.65    100.00
                                  -----   ------------     ------      -----      ---      --------     -----    -----    ------
TOTAL:                            2,381   $738,554,354     100.00      6.991      704      $310,187     78.10     5.62     90.15
                                  =====   ============     ======      =====      ===      ========     =====    =====    ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                             GROUP 2 MORTGAGE LOANS

CUT-OFF DATE STATED PRINCIPAL BALANCES

                                                            % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE     AS OF THE    AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
RANGE OF CUT-OFF DATE           MORTGAGE   OUTSTANDING    CUT-OFF     COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
STATED PRINCIPAL BALANCES ($)     LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
-----------------------------   --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
0.01 to 100,000.00                  142     10,958,706       1.48      7.578      697         77,174    77.99    13.65     74.55
100,000.01 to 200,000.00            585     90,420,695      12.24      7.135      701        154,565    77.07    12.09     79.56
200,000.01 to 300,000.00            631    157,306,722      21.30      6.996      701        249,297    78.60     6.55     90.00
300,000.01 to 400,000.00            418    144,998,017      19.63      6.963      700        346,885    79.19     4.37     92.82
400,000.01 to 500,000.00            298    132,996,403      18.01      6.879      707        446,297    78.22     4.34     91.71
500,000.01 to 600,000.00            153     83,855,569      11.35      6.901      706        548,076    78.93     5.30     91.67
600,000.01 to 700,000.00             81     52,393,039       7.09      6.945      704        646,828    78.61     2.51     95.01
700,000.01 to 800,000.00             35     26,132,784       3.54      6.972      711        746,651    78.20     0.00     94.12
800,000.01 to 900,000.00             11      9,457,494       1.28      7.144      706        859,772    72.51     9.20     90.49
900,000.01 to 1,000,000.00           14     13,379,432       1.81      7.368      702        955,674    73.66     0.00     92.88
1,000,000.01 to 1,100,000.00          4      4,149,000       0.56      6.683      693      1,037,250    77.29     0.00    100.00
1,100,000.01 to 1,200,000.00          4      4,638,600       0.63      7.159      734      1,159,650    69.04     0.00    100.00
1,200,000.01 to 1,300,000.00          1      1,298,333       0.18      7.125      782      1,298,333    75.00     0.00    100.00
1,300,000.01 to 1,400,000.00          1      1,322,208       0.18      8.250      695      1,322,208    74.99     0.00      0.00
1,400,000.01 to 1,500,000.00          1      1,440,000       0.19      7.750      730      1,440,000    60.00     0.00    100.00
1,500,000.01 to 2,000,000.00          1      1,707,350       0.23      7.375      694      1,707,350    65.00     0.00    100.00
2,000,000.01 to 2,500,000.00          1      2,100,000       0.28      6.750      759      2,100,000    56.76     0.00    100.00
                                  -----   ------------     ------      -----      ---     ----------    -----    -----    ------
TOTAL:                            2,381   $738,554,354     100.00      6.991      704     $  310,187    78.10     5.62     90.15
                                  =====   ============     ======      =====      ===     ==========    =====    =====    ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                             GROUP 2 MORTGAGE LOANS

CURRENT MORTGAGE RATES

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE    WEIGHTED
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE    ORIGINAL    FULL   INTEREST
RANGE OF CURRENT                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING     LTV      DOC      ONLY
MORTGAGE RATES (%)                LOANS        ($)          DATE        (%)      SCORE       ($)         (%)      (%)       (%)
------------------              --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
5.001 to 5.250                        2        371,198       0.05      5.190      712       185,599     87.75    51.66     48.34
5.251 to 5.500                        3        874,726       0.12      5.500      729       291,575     79.75    49.88     90.82
5.501 to 5.750                        8      2,424,224       0.33      5.710      743       303,028     75.87     8.25     91.75
5.751 to 6.000                       55     19,916,917       2.70      5.949      723       362,126     77.05    11.60    100.00
6.001 to 6.250                      157     57,643,900       7.80      6.210      719       367,159     77.70     9.40     96.55
6.251 to 6.500                      304    107,738,687      14.59      6.449      712       354,404     78.15     7.05     94.36
6.501 to 6.750                      377    126,361,473      17.11      6.697      710       335,176     77.95     3.75     95.18
6.751 to 7.000                      473    145,141,364      19.65      6.917      702       306,853     77.98     6.06     90.20
7.001 to 7.250                      267     75,708,110      10.25      7.199      699       283,551     78.42     7.56     86.74
7.251 to 7.500                      270     74,941,386      10.15      7.432      697       277,561     77.55     2.70     84.42
7.501 to 7.750                      171     47,341,096       6.41      7.691      693       276,849     77.81     4.73     82.99
7.751 to 8.000                      134     36,671,722       4.97      7.921      696       273,670     78.46     3.43     85.99
8.001 to 8.250                       72     22,459,990       3.04      8.173      682       311,944     78.30     0.00     79.88
8.251 to 8.500                       47     10,678,459       1.45      8.425      689       227,201     79.80     3.24     85.14
8.501 to 8.750                       22      6,168,506       0.84      8.676      650       280,387     81.35     1.61     73.36
8.751 to 9.000                        9      2,441,851       0.33      8.936      691       271,317     88.35     0.00     80.37
9.001 to 9.250                        3        331,724       0.04      9.167      641       110,575     75.73    18.61     66.32
9.251 to 9.500                        5        853,745       0.12      9.364      669       170,749     94.08     5.24     79.56
9.751 to 10.000                       1        442,794       0.06      9.770      669       442,794    100.00     0.00      0.00
10.251 to 10.500                      1         42,483       0.01     10.385      675        42,483     85.00     0.00      0.00
                                  -----   ------------     ------     ------      ---      --------    ------    -----    ------
TOTAL:                            2,381   $738,554,354     100.00      6.991      704      $310,187     78.10     5.62     90.15
                                  =====   ============     ======     ======      ===      ========    ======    =====    ======

REMAINING TERM

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE    WEIGHTED
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                                   OF        BALANCE       AS OF      AVERAGE  AVERAGE     BALANCE    ORIGINAL    FULL   INTEREST
RANGE OF                        MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING     LTV      DOC      ONLY
REMAINING TERM (MONTHS)           LOANS        ($)          DATE        (%)      SCORE       ($)         (%)      (%)       (%)
-----------------------         --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
337 to 348                           29      8,032,477       1.09      6.010      728       276,982     75.13    13.87     88.80
349 to 360                        2,352    730,521,876      98.91      7.002      703       310,596     78.13     5.53     90.16
                                  -----   ------------     ------      -----      ---      --------     -----    -----     -----
TOTAL:                            2,381   $738,554,354     100.00      6.991      704      $310,187     78.10     5.62     90.15
                                  =====   ============     ======      =====      ===      ========     =====    =====     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                             GROUP 2 MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE    WEIGHTED
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE    ORIGINAL    FULL   INTEREST
RANGE OF ORIGINAL               MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING     LTV      DOC      ONLY
LOAN-TO-VALUE RATIOS (%)          LOANS        ($)          DATE        (%)      SCORE       ($)         (%)      (%)       (%)
------------------------        --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
10.01 to 20.00                        2        159,875       0.02      7.640      737        79,938     16.60     0.00     62.55
20.01 to 30.00                        2        500,000       0.07      7.450      640       250,000     28.73     0.00    100.00
30.01 to 40.00                        8      1,234,333       0.17      6.779      725       154,292     35.16    14.83     64.00
40.01 to 50.00                       20      5,595,765       0.76      6.777      712       279,788     45.73     5.47     79.04
50.01 to 60.00                       39     14,704,143       1.99      6.803      728       377,029     56.10    10.76     83.06
60.01 to 70.00                      156     46,288,099       6.27      7.150      714       296,719     67.86     6.11     92.68
70.01 to 75.00                      165     60,009,953       8.13      7.155      702       363,697     74.20     2.16     87.21
75.01 to 80.00                    1,907    592,511,798      80.23      6.946      702       310,704     79.87     5.39     91.31
80.01 to 85.00                       14      2,901,470       0.39      7.127      698       207,248     83.86    25.84     76.26
85.01 to 90.00                       28      6,067,043       0.82      7.466      719       216,680     89.44    26.18     54.05
90.01 to 95.00                       26      5,014,372       0.68      7.979      695       192,860     94.79    17.70     60.93
95.01 to 100.00                      14      3,567,503       0.48      8.531      703       254,822    100.00     4.43     82.43
                                  -----   ------------     ------      -----      ---      --------    ------    -----    ------
TOTAL:                            2,381   $738,554,354     100.00      6.991      704      $310,187     78.10     5.62     90.15
                                  =====   ============     ======      =====      ===      ========    ======    =====    ======

CREDIT SCORES

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE    WEIGHTED
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE    ORIGINAL    FULL   INTEREST
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING     LTV      DOC      ONLY
RANGE OF CREDIT SCORES            LOANS        ($)          DATE        (%)      SCORE       ($)         (%)      (%)      (%)
----------------------          --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
Not Available                         3      1,057,306       0.14      7.809       NA       352,435     73.79     0.00     56.28
601 to 625                           24      6,007,486       0.81      7.794      622       250,312     78.76    11.75     75.55
626 to 650                          147     37,866,062       5.13      7.507      640       257,592     77.59    10.72     82.19
651 to 675                          495    153,082,618      20.73      7.086      665       309,258     78.58     4.69     92.35
676 to 700                          614    189,426,860      25.65      7.015      687       308,513     78.46     4.20     88.46
701 to 725                          467    146,763,141      19.87      6.926      712       314,268     78.26     5.80     89.54
726 to 750                          302     97,511,095      13.20      6.868      737       322,884     78.07     4.82     93.23
751 to 775                          189     62,360,901       8.44      6.770      761       329,952     76.55     7.42     94.72
776 to 800                          111     35,566,229       4.82      6.783      785       320,416     77.06     7.57     89.69
801 to 825                           29      8,912,655       1.21      6.827      806       307,333     76.77    11.69     82.18
                                  -----   ------------     ------      -----      ---      --------     -----    -----     -----
TOTAL:                            2,381   $738,554,354     100.00      6.991      704      $310,187     78.10     5.62     90.15
                                  =====   ============     ======      =====      ===      ========     =====    =====     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                             GROUP 2 MORTGAGE LOANS

GEOGRAPHIC AREA

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE    WEIGHTED
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE    ORIGINAL    FULL   INTEREST
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING     LTV      DOC      ONLY
STATE                             LOANS        ($)          DATE        (%)      SCORE       ($)         (%)      (%)      (%)
-----                           --------  ------------  -----------  --------  --------  -----------  --------  -------  --------

Alabama                               7        759,319       0.10      7.723      701       108,474     82.15    13.31     81.10
Alaska                                1        260,264       0.04      7.750      667       260,264     95.00     0.00    100.00
Arizona                             117     31,638,448       4.28      7.118      709       270,414     78.49    15.43     94.51
California                          745    306,049,598      41.44      6.768      708       410,805     77.94     4.12     95.61
Colorado                             47     11,179,812       1.51      6.923      706       237,868     78.90    10.56     88.40
Connecticut                           9      3,178,612       0.43      7.332      703       353,179     75.38     0.00     76.18
Delaware                              3        523,877       0.07      8.041      667       174,626     85.41     0.00     15.32
District of Columbia                 14      3,475,334       0.47      7.077      700       248,238     79.24     6.30     89.19
Florida                             266     69,721,276       9.44      7.265      703       262,110     77.72     4.10     84.13
Georgia                              49     10,109,251       1.37      7.298      696       206,311     77.93     6.50     90.00
Hawaii                                3        981,199       0.13      6.983      708       327,066     80.00     0.00    100.00
Idaho                                11      4,362,962       0.59      7.442      704       396,633     74.45     0.00     64.51
Illinois                             83     18,862,955       2.55      7.332      696       227,265     76.99     5.84     65.77
Indiana                              10      1,254,405       0.17      7.739      670       125,440     78.08    22.07     80.72
Iowa                                  1         74,330       0.01      7.500      640        74,330     80.00     0.00    100.00
Louisiana                             3        364,421       0.05      6.437      719       121,474     85.97    26.42     26.42
Maine                                 2        634,000       0.09      7.006      671       317,000     80.00     0.00    100.00
Maryland                            169     52,729,532       7.14      7.067      691       312,009     78.89     2.97     95.18
Massachusetts                        27      7,778,236       1.05      7.350      697       288,083     74.76     0.00     88.17
Michigan                             76     11,954,298       1.62      7.368      686       157,293     78.05    11.98     73.29
Minnesota                            45      9,999,114       1.35      6.983      700       222,203     79.35    10.19     88.01
Missouri                              8      1,134,518       0.15      7.090      709       141,815     79.15     0.00     64.62
Montana                               2        703,200       0.10      7.303      693       351,600     80.00     0.00    100.00
Nebraska                              1        128,048       0.02      8.625      683       128,048     94.96     0.00      0.00
Nevada                               91     26,944,475       3.65      6.881      703       296,093     78.23     6.73     93.41
New Hampshire                         3        518,175       0.07      7.234      693       172,725     78.58     0.00     67.45
New Jersey                           63     20,222,018       2.74      7.364      692       320,984     79.71     8.01     71.39
New Mexico                            9      2,321,843       0.31      7.576      736       257,983     80.99    23.34     94.23
New York                             70     26,508,491       3.59      7.176      702       378,693     77.43     0.84     78.26
North Carolina                       15      5,062,774       0.69      7.309      705       337,518     80.38     5.07     80.79
North Dakota                          1         98,000       0.01      7.000      758        98,000     80.00     0.00    100.00
Ohio                                 19      3,091,696       0.42      7.406      680       162,721     78.57    20.75     86.47
Oklahoma                              2        262,813       0.04      7.169      693       131,407     80.00    52.92     52.92
Oregon                               45      9,779,654       1.32      7.003      706       217,326     78.67     4.54     93.04
Pennsylvania                         24      3,301,498       0.45      7.169      699       137,562     79.57     4.25     70.91
Rhode Island                          4        979,740       0.13      7.172      705       244,935     79.46    21.64     59.11
South Carolina                       12      2,542,464       0.34      7.352      709       211,872     76.50     0.00     83.48
Tennessee                             6      1,172,928       0.16      7.573      663       195,488     79.39     0.00     49.29
Texas                                36      6,749,160       0.91      6.808      722       187,477     77.84    23.46     67.09
Utah                                 44     12,732,822       1.72      7.177      719       289,382     74.82     8.70     88.86
Vermont                               1        198,857       0.03      7.125      673       198,857     76.83     0.00    100.00
Virginia                            128     39,931,518       5.41      7.061      693       311,965     78.62     6.88     92.76
Washington                           98     25,594,690       3.47      6.924      709       261,170     78.71     7.48     98.41
West Virginia                         3      1,046,668       0.14      6.723      723       348,889     80.00     0.00    100.00
Wisconsin                             7      1,301,863       0.18      7.776      678       185,980     80.79     8.60     64.36
Wyoming                               1        335,200       0.05      7.250      673       335,200     80.00     0.00    100.00
                                  -----   ------------     ------      -----      ---      --------     -----    -----    ------
TOTAL:                            2,381   $738,554,354     100.00      6.991      704      $310,187     78.10     5.62     90.15
                                  =====   ============     ======      =====      ===      ========     =====    =====    ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                             GROUP 2 MORTGAGE LOANS

OCCUPANCY TYPE

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
OCCUPANCY TYPE                    LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
--------------                  --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
Primary                           1,943    641,635,134      86.88      6.920      702       330,229     78.53     4.77     90.05
Investment                          381     83,209,816      11.27      7.455      718       218,398     74.89    12.23     91.22
Second Home                          57     13,709,403       1.86      7.509      710       240,516     77.11     5.34     88.40
                                  -----   ------------     ------      -----      ---      --------     -----    -----     -----
TOTAL:                            2,381   $738,554,354     100.00      6.991      704      $310,187     78.10     5.62     90.15
                                  =====   ============     ======      =====      ===      ========     =====    =====     =====

PROPERTY TYPE

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
PROPERTY TYPE                     LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
-------------                   --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
Single Family Residence           1,427    451,494,940      61.13      6.966      704       316,394     78.16      4.80    89.87
PUD                                 461    156,568,606      21.20      6.952      701       339,628     78.37      7.85    90.74
Condominium                         387     94,390,821      12.78      7.070      706       243,904     77.74      6.33    91.75
2-4 Family                          103     35,640,467       4.83      7.274      706       346,024     77.04      4.11    86.72
Co-op                                 2        350,320       0.05      7.258      666       175,160     79.10      0.00   100.00
Townhouse                             1        109,200       0.01      6.625      631       109,200     70.00    100.00   100.00
                                  -----   ------------     ------      -----      ---      --------     -----    ------   ------
TOTAL:                            2,381   $738,554,354     100.00      6.991      704      $310,187     78.10      5.62    90.15
                                  =====   ============     ======      =====      ===      ========     =====    ======   ======

LOAN PURPOSE

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
LOAN PURPOSE                      LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
------------                    --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
Purchase                          1,638    497,547,763      67.37      6.971      707       303,753     79.42     4.80     89.49
Refinance - Rate Term               365    125,873,675      17.04      6.930      694       344,859     76.73     6.15     95.28
Refinance - Cashout                 378    115,132,916      15.59      7.144      701       304,584     73.85     8.56     87.39
                                  -----   ------------     ------      -----      ---      --------     -----     ----     -----
TOTAL:                            2,381   $738,554,354     100.00      6.991      704      $310,187     78.10     5.62     90.15
                                  =====   ============     ======      =====      ===      ========     =====     ====     =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                             GROUP 2 MORTGAGE LOANS

LOAN DOCUMENTATION

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
                                  LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
                                --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
GREENPOINT UNDERWRITING
Stated Income/Verified Assets     1,234    427,547,635      57.89      6.845      705       346,473     78.36      0.00    97.50
Full Documentation                   72     18,181,481       2.46      6.838      699       252,521     77.35    100.00    95.45
No Income disclosure                 39     12,316,112       1.67      7.712      695       315,798     78.13      0.00    96.59
Stated Income/Stated Asset           36      9,720,730       1.32      7.349      703       270,020     78.24      0.00    83.83
No income, asset or employment
   disclosure                        17      3,551,418       0.48      7.483      706       208,907     64.89      0.00    50.15
No income or employment
   disclosure                         4      1,147,133       0.16      8.269      725       286,783     82.95      0.00    83.56
No income disclosure/No asset
   verification                       1        480,000       0.06      7.500      693       480,000     76.07      0.00   100.00
No income or asset disclosure         2        380,342       0.05      7.232      690       190,171     56.47      0.00    48.80
                                  -----   ------------     ------      -----      ---      --------     -----    ------   ------
TOTAL:                            1,405   $473,324,852      64.09      6.887      705      $336,886     78.20      3.84    96.69
                                  =====   ============     ======      =====      ===      ========     =====    ======   ======

FNBA UNDERWRITING
Stated Income                       256     71,840,282       9.73      7.257      679       280,626     78.94      0.00    79.92
No Ratio                            125     36,040,852       4.88      7.161      716       288,327     79.47      0.00    81.29
Full Documentation                   50     11,245,858       1.52      6.966      703       224,917     78.91    100.00    91.29
No Documentation                     23      5,807,509       0.79      7.330      717       252,500     74.85      0.00    81.15
No Documentation w/asset
   verification                       8      1,933,107       0.26      7.142      719       241,638     73.43      0.00    38.88
                                  -----   ------------     ------      -----      ---      --------     -----    ------   ------
TOTAL:                              462   $126,867,609      17.18      7.205      694      $274,605     78.81      8.86    80.75
                                  =====   ============     ======      =====      ===      ========     =====    ======   ======

OTHER UNDERWRITING
Stated Income                       318     87,273,190      11.82      7.109      707       274,444     78.20      0.00    71.92
Full Documentation                   54     12,060,429       1.63      6.580      716       223,341     79.38    100.00    70.23
Other Documentation                 142     39,028,274       5.28      7.420      713       274,847     73.87      0.00    88.30
                                  -----   ------------     ------      -----      ---      --------     -----    ------   ------
TOTAL:                              514   $138,361,893      18.73      7.151      710      $269,187     77.08      8.72    76.39
                                  -----   ------------     ------      -----      ---      --------     -----    ------   ------
TOTAL:                            2,381   $738,554,354     100.00      6.991      704      $310,187     78.10      5.62    90.15
                                  =====   ============     ======      =====      ===      ========     =====    ======   ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                             GROUP 2 MORTGAGE LOANS

MARGINS

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
MARGINS (%)                       LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
-----------                     --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
2.001 to 2.250                    1,349    456,867,749      61.86      6.756      709       338,671     78.23     5.13     93.29
2.251 to 2.500                       24      7,617,732       1.03      6.286      724       317,405     78.44     2.40    100.00
2.501 to 2.750                      917    248,739,986      33.68      7.338      695       271,254     77.58     7.13     85.23
3.001 to 3.250                        5      1,558,509       0.21      7.555      704       311,702     84.14     0.00     85.06
3.501 to 3.750                        6      1,667,698       0.23      8.734      721       277,950     95.82     0.00     78.64
3.751 to 4.000                        5        993,850       0.13      8.077      700       198,770     97.70     0.00    100.00
4.001 to 4.250                        2        352,340       0.05      9.129      672       176,170     98.07     0.00    100.00
4.251 to 4.500                        4      1,121,469       0.15      9.104      692       280,367     96.01     0.00     40.57
4.501 to 4.750                        1        249,900       0.03      8.680      677       249,900    100.00     0.00    100.00
4.751 to 5.000                       65     18,619,551       2.52      7.922      690       286,455     76.79     0.00     78.72
5.001 to 5.250                        2        149,569       0.02      8.917      642        74,785     64.33    66.59      0.00
6.251 to 6.500                        1        616,000       0.08      7.500      682       616,000     80.00     0.00    100.00
                                  -----   ------------     ------      -----      ---      --------    ------    -----    ------
TOTAL:                            2,381   $738,554,354     100.00      6.991      704      $310,187     78.10     5.62     90.15
                                  =====   ============     ======      =====      ===      ========    ======    =====    ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                             GROUP 2 MORTGAGE LOANS

MAXIMUM MORTGAGE RATE

                                                            % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
                                MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
MAXIMUM MORTGAGE RATE (%)         LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
-------------------------       --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
10.501 to 10.750                      1        297,900       0.04      5.750      654       297,900     79.87     0.00    100.00
10.751 to 11.000                     32     12,430,141       1.68      5.954      718       388,442     77.30     8.90    100.00
11.001 to 11.250                    113     42,915,964       5.81      6.204      717       379,787     77.73    12.33     95.73
11.251 to 11.500                    186     65,755,684       8.90      6.436      712       353,525     77.99     5.71     95.54
11.501 to 11.750                    251     85,156,335      11.53      6.672      711       339,268     78.44     3.41     96.04
11.751 to 12.000                    303     94,051,989      12.73      6.832      705       310,403     77.64     6.19     93.69
12.001 to 12.250                    192     56,624,757       7.67      6.944      707       294,921     77.84     4.28     90.40
12.251 to 12.500                    274     82,371,094      11.15      6.918      707       300,624     77.88     5.96     90.36
12.501 to 12.750                    231     73,636,184       9.97      7.105      703       318,771     76.79     3.99     90.40
12.751 to 13.000                    274     82,246,304      11.14      7.212      701       300,169     78.15     5.73     88.23
13.001 to 13.250                    175     50,647,776       6.86      7.516      691       289,416     78.86     7.15     83.47
13.251 to 13.500                    149     43,235,861       5.85      7.617      690       290,174     77.89     3.21     80.77
13.501 to 13.750                     89     21,876,020       2.96      7.911      682       245,798     79.85     6.09     79.20
13.751 to 14.000                     58     14,881,872       2.02      8.020      686       256,584     80.70     4.86     74.26
14.001 to 14.250                     18      6,035,250       0.82      8.199      684       335,292     78.36     0.00     81.77
14.251 to 14.500                     15      2,870,619       0.39      8.422      689       191,375     84.26    12.04     91.79
14.501 to 14.750                      6      1,328,860       0.18      8.687      644       221,477     86.00     7.49     25.95
14.751 to 15.000                      5        740,999       0.10      8.934      691       148,200     93.14     0.00     48.11
15.001 to 15.250                      2        111,724       0.02      9.250      638        55,862     67.32    55.27      0.00
15.251 to 15.500                      5        853,745       0.12      9.364      669       170,749     94.08     5.24     79.56
15.751 to 16.000                      1        442,794       0.06      9.770      669       442,794    100.00     0.00      0.00
16.251 to 16.500                      1         42,483       0.01     10.385      675        42,483     85.00     0.00      0.00
                                  -----   ------------     ------     ------      ---      --------    ------    -----    ------
TOTAL:                            2,381   $738,554,354     100.00      6.991      704      $310,187     78.10     5.62     90.15
                                  =====   ============     ======     ======      ===      ========    ======    =====    ======

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR MANA 2007-A1

                             GROUP 2 MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE

                                                            % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                            AGGREGATE     BALANCE                          AVERAGE
                                 NUMBER     PRINCIPAL   OUTSTANDING  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED
                                   OF        BALANCE       AS OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  PERCENT   PERCENT
NEXT RATE                       MORTGAGE   OUTSTANDING  THE CUT-OFF   COUPON    CREDIT   OUTSTANDING  ORIGINAL    FULL   INTEREST
ADJUSTMENT DATE                   LOANS        ($)          DATE        (%)      SCORE       ($)       LTV (%)  DOC (%)  ONLY (%)
---------------                 --------  ------------  -----------  --------  --------  -----------  --------  -------  --------
June 2008                             1        438,450       0.06      5.500      751       438,450     79.99      0.00   100.00
July 2008                             2        382,564       0.05      5.717      707       191,282     82.52     25.16   100.00
August 2008                           1        231,191       0.03      6.750      751       231,191     80.00      0.00   100.00
September 2008                        4      1,839,229       0.25      6.560      713       459,807     80.00      0.00    86.09
October 2008                         11      2,287,810       0.31      7.118      670       207,983     78.24     16.61    93.10
November 2008                        19      6,383,090       0.86      6.839      713       335,952     76.64      2.87    90.40
December 2008                        14      4,521,017       0.61      6.233      730       322,930     79.27      0.00   100.00
February 2009                         2        328,155       0.04      7.070      716       164,078     79.20     55.54    55.54
March 2009                            2        430,546       0.06      6.584      710       215,273     86.09    100.00     0.00
April 2009                            2        776,999       0.11      6.624      743       388,499     80.00      0.00   100.00
May 2009                              1        465,000       0.06      6.500      649       465,000     79.49      0.00   100.00
June 2009                             2        282,662       0.04      7.940      712       141,331     80.00     35.23    64.77
July 2009                             1        720,000       0.10      8.125      766       720,000     80.00      0.00   100.00
August 2009                           1        290,000       0.04      8.125      666       290,000     80.44      0.00   100.00
September 2009                       32      9,123,258       1.24      7.022      710       285,102     78.38      3.88    89.86
October 2009                        146     48,801,182       6.61      6.951      709       334,255     78.71      7.67    89.71
November 2009                       139     42,132,909       5.70      7.018      698       303,114     78.03      4.32    88.09
December 2009                        85     32,381,360       4.38      6.497      713       380,957     78.30      3.93    98.15
July 2010                             4        538,626       0.07      6.032      708       134,657     82.63     67.99     0.00
August 2010                           1        191,747       0.03      5.250      702       191,747     95.00    100.00     0.00
September 2010                       17      5,118,898       0.69      6.078      733       301,112     70.56      8.99    96.69
November 2010                         1        305,742       0.04      6.500      666       305,742     89.99      0.00   100.00
February 2011                         1        122,427       0.02      8.375      639       122,427     90.00    100.00     0.00
March 2011                            1        101,045       0.01      6.990      701       101,045     80.95    100.00     0.00
April 2011                            9      2,190,532       0.30      7.010      704       243,392     74.60      8.45    95.24
May 2011                             10      2,208,686       0.30      7.637      710       220,869     76.28      9.86   100.00
June 2011                            10      2,630,350       0.36      7.606      689       263,035     79.07      7.32   100.00
July 2011                            20      4,199,714       0.57      7.257      705       209,986     76.43      5.15    85.17
August 2011                          43      9,841,682       1.33      7.663      680       228,876     78.29      9.79    85.51
September 2011                      114     37,004,533       5.01      7.239      703       324,601     76.80      4.93    85.28
October 2011                        699    206,631,000      27.98      7.054      705       295,609     78.55      8.04    86.73
November 2011                       533    157,055,457      21.27      7.132      701       294,663     76.94      3.68    92.06
December 2011                       304    115,454,755      15.63      6.558      706       379,785     79.10      2.79    99.44
July 2013                             1        339,006       0.05      7.625        0       339,006     80.00      0.00     0.00
September 2013                        4      2,363,216       0.32      7.856      707       590,804     75.35      0.00    16.59
October 2013                         63     16,220,366       2.20      7.219      704       257,466     80.62     12.73    61.84
November 2013                        30      6,839,875       0.93      7.219      690       227,996     77.79      4.12    86.14
December 2013                        11      4,790,347       0.65      6.777      703       435,486     76.06      2.69    97.31
October 2016                         11      3,036,141       0.41      8.332      670       276,013     79.28      0.00    86.59
November 2016                        27      8,235,636       1.12      8.418      667       305,024     80.52      0.00    96.94
December 2016                         2      1,319,150       0.18      7.091      708       659,575     53.04      0.00   100.00
                                  -----   ------------     ------      -----      ---      --------     -----    ------   ------
TOTAL:                            2,381   $738,554,354     100.00      6.991      704      $310,187     78.10      5.62    90.15
                                  =====   ============     ======      =====      ===      ========     =====    ======   ======

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.